As filed with the Securities and Exchange Commission on March 31, 2020

Securities Act Registration No. 333-236154

Investment Company Registration No. 811-22369

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 5	☒

Western Asset Mortgage Opportunity Fund Inc.

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue, 49th Floor

New York, New York 10018

(Address of Principal Executive Offices)

(888) 777-0102

(Registrant’s Telephone Number, Including Area Code)

Jane Trust

Legg Mason & Co., LLC

620 Eighth Avenue, 49th Floor

New York, New York 10018

(Name and Address of Agent for Service)

Copies to:

David W. Blass, Esq. Ryan P. Brizek, Esq. Simpson Thacher & Bartlett LLP 900 G Street NW Washington, DC 20001	Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.   ☒

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is    .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Stock, $0.001 par value per share			$50,000,000	$6,490

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock to be offered on an immediate, continuous or delayed basis.
(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
(3)	A filing fee of $129.80 was previously paid in connection with the initial filing of this Registration Statement on January 29, 2020.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion Dated March 30, 2020

PRELIMINARY BASE PROSPECTUS

$50,000,000

Western Asset Mortgage Opportunity Fund Inc.

Common Stock

The Fund. Western Asset Mortgage Opportunity Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company.

Investment Objectives. The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

Investment Strategies. The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”) and mortgage whole loans. Investments in mortgage-backed securities consist primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund’s investments in mortgage whole loans under normal circumstances will not exceed 20% of its Managed Assets (as defined below).

The Fund’s shares of common stock (“Common Stock”) are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “DMO.” The net asset value of our Common Stock at the close of business on March 23, 2020 was $13.99 per share, and the last sale price per share of our Common Stock on the NYSE on that date was $13.09.

Offering. The Fund may offer, from time to time, in one or more offerings, our Common Stock, which we also refer to as our securities, at prices and on terms to be set forth in one or more Prospectus Supplements to this Prospectus.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers, through at-the-market offerings or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable Prospectus Supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our securities.

Investment Manager and Subadviser. Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, supervises the day-to-day management of the Fund’s portfolio by Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) and provides administrative and management services to the Fund. As of December 31, 2019, LMPFA’s total assets under management were approximately $202.1 billion.

(continued on following page)

Investing in the Fund’s securities involves certain risks. You could lose some or all of your investment. See “Risks ” beginning on page 39 of this Prospectus and any Prospectus Supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated                , 2020.

(continued from previous page)

Western Asset, the Fund’s subadviser, is responsible for the day-to-day portfolio management of the Fund, subject to the supervision of the Fund’s Board of Directors and LMPFA. As of December 31, 2019, Western Asset and its supervised affiliates total assets under management were approximately $456.3 billion.

In connection with Western Asset’s service to the Fund, Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Leverage. The Fund may seek to enhance the level of its current distributions to holders of Common Stock (“Common Stockholders”) through the use of leverage. The Fund may use leverage directly at the fund level through borrowings, including loans from certain financial institutions, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Managed Assets immediately after such Borrowings and/or issuances of Preferred Stock. Currently, the Fund has no intention to issue notes or debt securities or Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations. See “Leverage,” “Description of Shares—Preferred Stock” and “Risks—Risks Related to the Fund—Leverage Risk.”

This Prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (the “SEC”), using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, separately or together in one or more offerings, the securities described in this Prospectus. The securities may be offered at prices and on terms described in one or more supplements to this Prospectus. This Prospectus provides you with a general description of the securities that we may offer. Each time we use this Prospectus to offer securities, we will provide a Prospectus Supplement that will contain specific information about the terms of that offering. The Prospectus Supplement may also add, update or change information contained in this Prospectus. This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this Prospectus and the related Prospectus Supplement before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated                , 2020 (the “SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI (the table of contents of which is on page 94 of this Prospectus), annual and semi-annual reports to stockholders (when available), and additional information about the Fund by calling (888) 777-0102, by writing to the Fund at 620 Eighth Avenue, 49th Floor, New York, NY 10018 or visiting the Fund’s website (http://www.lmcef.com). The information contained in, or accessed through, the Fund’s website is not part of this Prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102.

Beginning in January 2021, as permitted by regulations adopted by the SEC, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

Shares of common stock of closed-end investment companies frequently trade at discounts to their net asset values. If our Common Stock trades at a discount to our net asset value, the risk of loss may increase for purchasers of our Common Stock, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risks—Market Discount from Net Asset Value Risk.”

The Fund’s securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

ii

You should rely only on the information contained or incorporated by reference in this Prospectus and any related Prospectus Supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. You should assume that the information appearing in this Prospectus and any Prospectus Supplement is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus, any Prospectus Supplement, or any sale of our securities. Our business, financial condition, results of operations and prospects may have changed since that date.

iii

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Stock. You should review the more detailed information contained elsewhere in this Prospectus, any related Prospectus Supplements and in the Statement of Additional Information (the “SAI”), especially the information under the heading “Risks.” Unless otherwise indicated or the content otherwise requires, references to “we,” “us” and “our” refer to Western Asset Mortgage Opportunity Fund Inc.

The Fund	Western Asset Mortgage Opportunity Fund Inc., a Maryland corporation (the “Fund”), is a non-diversified, closed-end management investment company.

The Offering	The Fund may offer, from time to time, in one or more offerings, up to $50 million of our common stock, par value $0.001 per share (“Common Stock”), which we also refer to as our securities, at prices and on terms to be set forth in one or more prospectus supplements (each, a “Prospectus Supplement”) to this Prospectus.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers, through at-the-market offerings or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable Prospectus Supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our securities.

Recent Developments	On December 13, 2019, stockholders approved the proposal to convert the Fund to a perpetual fund by eliminating the Fund’s term, which was scheduled to end at the close on business on March 1, 2022.

As a result of the proposal’s approval, the following changes took effect on January 2, 2020:

•	The Fund’s name changed to Western Asset Mortgage Opportunity Fund Inc.

•	Investments in mortgage whole loans will be included within the Fund’s 80% Policy.

•	LMPFA has agreed to waive 0.20% of its annual management fee (the “Fee Waiver”). The Fee Waiver will terminate on January 2, 2022.

Who May Want to Invest	Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:

•	A portfolio consisting primarily of mortgage-backed securities;

•	Access to an opportunistic investment strategy

•	The potential for attractive monthly distributions and capital appreciation;

•	The professional, active management and mortgage-backed experience of Western Asset Management;

Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, believe that current market conditions have created an opportunity to invest in a portfolio of mortgage-backed securities (“MBS”) at attractive prices. LMPFA and Western Asset also believes that mortgage whole loans offer the potential for attractive income and lower volatility, relative to loans in other sectors, without compromising the Fund’s liquidity. Western Asset’s experience in the mortgage whole loans market over many years should allow the Fund to have access to unique opportunities and insights with respect to this market. Additionally, LMPFA and Western Asset believe that the Fund’s closed-end structure allow investors to take advantage of the current distressed markets by purchasing a managed portfolio of MBS at discounted market valuations, without the diminution of value that could occur in an open-end structure. The closed-end structure allows the Fund to maintain a stable pool of assets, without the need to keep assets in low-yielding instruments like cash or cash equivalents or to liquidate assets, sometimes at inopportune times, to meet redemption requests.

Investment Objectives and Strategies	The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives. See “The Fund’s Investments.”

The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of MBS and mortgage whole loans. Investments in mortgage-backed securities consist primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund’s investments in mortgage whole loans under normal circumstances will not exceed 20% of its Managed Assets. MBS represent interests in diversified pools of residential or commercial mortgage loans, and typically take the form of pass-through securities or collateralized mortgage obligations (“CMOs”). MBS include, but are not limited to, the following: non-agency RMBS; CMBS; U.S. agency mortgage-backed pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and other federal agencies, or issues guaranteed by them; delegated underwriting and servicing bonds, including pools of multi-family housing loans issued by Fannie Mae and Freddie Mac; CMOs, including interest only (“IO”), principal only (“PO”) and other mortgage securities backed by U.S. agency or non-agency pass-through securities; mortgage-related asset-backed securities (“ABS”), such as home equity loan-backed (“HEQ”) securities; MBS credit default swaps (including on the CMBX, TRX and ABX indices) and other derivative instruments related to MBS; inverse floating rate securities, which are derivative interests in MBS; RMBS denominated in currencies other than the U.S. dollar (“non-dollar RMBS”); repurchase agreements supported by agency MBS; and junior and equity tranches of MBS. The Fund may invest in MBS of any type and of any credit quality, without limitation.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in MBS and mortgage whole loans.

The Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents; non-mortgage related ABS backed by various asset classes including, but not limited to, small balance commercial mortgages, aircrafts, automobiles, credit cards, equipment, manufactured housing, franchises, recreational vehicles and student loans; and investment grade and below investment grade fixed income securities including bonds, debentures, notes, commercial paper and other similar types of debt instruments including hybrid securities. The Fund also may invest in any newly developed mortgage-related derivatives that may hereafter become available for mortgage investing. See “The Fund’s Investments” for additional information on the types of securities in which the Fund may invest.

As used throughout this prospectus, “Managed Assets” means the net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund’s use of derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of MBS, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its Managed Assets in MBS and mortgage whole loans. Derivatives counted towards the Fund’s 80% policy are valued based on market value. The Fund may sell certain equities or fixed income securities short including, but not limited to Treasury securities, for investing and/or hedging purposes.

The Fund may invest in debt investments of any maturity and duration. The Fund will invest a substantial portion of its assets in MBS that were originally rated AAA, but subsequently have been downgraded to below investment grade. The Fund is not limited in its ability to invest in below investment grade or illiquid securities. Below investment grade fixed income securities are rated below “BBB-” by Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by Western Asset to be of comparable quality. Below investment grade fixed income securities are commonly referred to as “high yield” or “junk” securities and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities.

Western Asset has extensive experience analyzing the relative value of securities within various sectors of the mortgage markets, including undervalued distressed assets. Western Asset intends to seek to maximize returns on the Fund’s investments in distressed assets by evaluating market opportunities based on the condition of the various sectors of the mortgage markets, the relative value of the specific asset within such markets and an internal risk/return analysis. In making investment decisions on behalf of the Fund, Western Asset will incorporate its views on the economic environment and the outlook for the mortgage markets, including relative valuation, supply and demand trends, the level of interest rates, the shape of the yield curve, prepayment rates, financing and liquidity, commercial and residential real estate prices, delinquencies, default rates, recovery of various segments of the economy and vintage of collateral.

At times Western Asset may judge that conditions in the markets for MBS make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its stockholders. During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Stock are being invested, the Fund may deviate from its investment policies and objectives. At such times Western Asset may, temporarily, use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objectives. In implementing these “defensive” strategies, the Fund may invest all or a portion of assets in non-U.S. government securities which have received the highest investment grade credit rating; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that Western Asset considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. See “The Fund’s Investments—Temporary Defensive Strategies” and “Risks—Risks Related to the Fund—Temporary Defensive Strategies Risk” in this prospectus and “Investment Policies and Techniques” in the Fund’s Statement of Additional Information (the “SAI”).

For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Leverage	The Fund may seek to enhance the level of its current distributions to Common Stockholders through the use of leverage. In an effort to mitigate the overall risk of leverage, the Fund does not intend to incur leverage that exceeds 33 1/3% of the Fund’s Managed Assets immediately after Borrowings and/or issuances of Preferred Stock.

The Fund may use leverage through borrowings, including loans from certain financial institutions, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Managed Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Managed Assets” means the net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue notes or debt securities or Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations. See “Leverage,” “Description of Shares—Preferred Stock” and “Risks—Risks Related to the Fund—Leverage Risk.”

The Fund may establish a standby credit facility in an amount up to 5% of its Managed Assets as a temporary measure for purposes of making distributions to stockholders in order to maintain its favorable tax status as a regulated investment company. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined direct and implicit leverage ratio of up to 33 1/3% of the Fund’s Managed Assets.

During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA, Western Asset, and Western Asset Limited (defined below) for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the principal amount of the Borrowings and any assets attributable to the issuance of Preferred Stock. This means that LMPFA, Western Asset, and Western Asset Limited may have a financial incentive to increase the Fund’s use of leverage. See “Leverage” and “Risks—Risks Related to the Fund—Leverage Risk.”

There can be no assurance that the Fund’s leverage strategy will be successful. The use of leverage creates special risks for Common Stockholders. See “Leverage” and “Risks—Risks Related to the Fund—Leverage Risk.”

Derivatives	Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund’s use of derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof. To the extent that the security or index underlying the derivative or synthetic instrument is, or is composed of, MBS, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its Managed Assets in MBS and mortgage whole loans. The Fund may sell certain equities or fixed income securities short.

Distributions	The Fund distributes its net investment income on a monthly basis and distributes annually any realized capital gains. Your initial distribution is expected to be declared approximately 60 days, and paid approximately 90 days, after the completion of this offering, depending upon market conditions.

As of the date of this Prospectus, we have paid distributions to Common Stockholders every month since inception. Cumulative distributions paid since inception total $28.42 per share. We intend to continue to pay monthly distributions to our Common Stockholders. Payment of future distributions is subject to authorization by our Board of Directors, as well as meeting the covenants under our outstanding notes and credit facility and the asset coverage requirements of the 1940 Act. See “Distributions.”

Unless you elect to receive distributions in cash (i.e., opt out), all of your distributions, including any capital gains distributions on your Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”

An affiliate of LMPFA has received an exemptive order from the SEC under the 1940 Act facilitating the implementation of a managed distribution policy for certain funds for which it, or one of its affiliates, provides investment management services, including the Fund. The Fund does not intend to implement a managed distribution policy at this time; however, the Board of Directors may, at the request of LMPFA and Western Asset, adopt a managed distribution policy in the future. See “Distributions.”

The Fund has elected to be treated, and intends to qualify annually, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which generally relieves the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss).

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Stockholders.

Investment Manager	LMPFA is the Fund’s investment manager. LMPFA, a wholly-owned subsidiary of Legg Mason Inc. (“Legg Mason”), is a registered investment adviser and provides administrative and management services to the Fund. In addition, LMPFA performs administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance, Fund accounting, regulatory reporting and tax reporting services; (3) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (4) maintaining the Fund’s existence and (5) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. As of December 31, 2019, LMPFA’s total assets under management were approximately $202.1 billion. Legg Mason is a global asset management firm. As of December 31, 2019, Legg Mason’s asset management operation had aggregate assets under management of approximately $803.5 billion.

On February 19, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they had entered into a definitive agreement for Franklin Resources to acquire Legg Mason. LMPFA, the Fund’s investment manager, is a wholly-owned subsidiary of Legg Mason and would become a wholly-owned subsidiary of Franklin Resources as a result of the transaction. Western Asset and Western Asset Limited, the Fund’s subadvisers, would also be acquired by Franklin Resources as a result of the transaction. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals.

LMPFA receives an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets. LMPFA has agreed to waive 0.20% of its annual management fee. The Fee Waiver will terminate on January 2, 2022.

The Fund will pay all of its offering expenses. The Fund’s management fees and other expenses are borne by the Common Stockholders. See “Summary of Fund Expenses” and “Management of the Fund.”

Subadviser	Western Asset, the Fund’s subadviser, has day-to-day responsibility for managing the Fund’s direct investments in MBS and other permitted investments, subject to the supervision of the Fund’s Board of Directors and LMPFA.

As of December 31, 2019, Western Asset and its supervised affiliates had approximately $456.3 billion in assets under management.

Western Asset receives an annual subadvisory fee, payable monthly, from LMPFA in an amount equal to 70% of the management fee paid to LMPFA. No fee will be paid by the Fund directly to Western Asset. See “Management of the Fund.”

Non-U.S. Subadviser	In connection with Western Assets service to the Fund, Western Asset Limited provides certain subadvisory services to the Fund pursuant to a subadvisory agreement with Western Asset (the “Western Limited Subadvisory Agreement”). Western Asset Limited is generally responsible for managing investments denominated in currencies other than the U.S. dollar.

Western Asset pays Western Asset Limited a fee for its services at no additional expense to the Fund. Western Asset pays Western Asset Limited a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset Limited to manage. See “Management of the Fund.”

Listing	The Fund’s shares of Common Stock are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “DMO.” The net asset value of our Common Stock at the close of business on March 23, 2020 was $13.99 per share, and the last sale price per share of our Common Stock on the NYSE on that date was $13.09.

Custodian and Transfer Agent	The Bank of New York Mellon serves as custodian of the Fund’s assets. Computershare Inc. serves as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Special Principal Risk Considerations	An investment in the Fund’s securities involves various principal risks. The following is a summary of certain of these risks. It is not complete and you should read and consider carefully the more complete list of risks described below under “Risks” before purchasing Common Stock in this offering.

Risks Related to the Fund

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

An investment in our Common Stock is not intended to constitute a complete investment program and should not be viewed as such. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your securities may be worth less than your original investment. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Market Price Discount from Net Asset Value Risk. The Fund’s Common Stock has traded both at a premium and at a discount to its net asset value. The last reported sale price, as of March 23, 2020 was $13.09 per share. The Fund’s net asset value per share and percentage discount to net asset value per share of its Common Stock as of March 23, 2020 were $13.99 and 6.43%, respectively. There is no assurance that this discount will not continue after the date of this Prospectus or that the Fund’s Common Stock will trade at a premium. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of the Fund’s investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of any offering under this Prospectus. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Fund’s Common Stock depends upon whether the market price of the Fund’s Common Stock at the time of sale is above or below the investor’s purchase price for the Fund’s Common Stock. Because the market price of the Fund’s Common Stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Fund’s Common Stock, stability of distributions, trading volume of the Fund’s Common Stock, general market and economic conditions, and other factors beyond our control, the Fund cannot predict whether the Common Stock will trade at, below or above net asset value or at, below or above the offering price. The Fund’s Common Stock is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.

Management Risk and Reliance on Key Personnel. The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Fund depends upon the diligence and skill of the portfolio managers, who evaluate, negotiate, structure and monitor its investments. These individuals do not have long-term employment contracts with the Fund, although they do have equity interests and other financial incentives to remain with the Fund. The Fund also depends on the senior management of LMPFA, and the departure of any of the senior management of LMPFA could have a material adverse effect on the Fund’s ability to achieve its investment objectives. In addition, there is no guarantee that Western Asset will remain our investment adviser. LMPFA, Western Asset and Western Asset Limited will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no assurance that these will produce the desired results. The Fund will invest primarily in MBS that the portfolio management team believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, an inability of other investors to evaluate risk and forced selling. If their valuation of a security is incorrect, a Common Stockholder’s investment in the Fund may lose value.

Risks Related to Investments in MBS. Investing in MBS entails various risks such as: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. MBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform its duties. MBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such MBS, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS. In addition, concentrations of MBS of a particular type, as well as concentrations of MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the MBS to additional risk.

Credit Risk. Credit risk is the risk that one or more MBS, mortgage whole loans or other securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. In general, lower-rated securities carry a greater degree of risk that the issuer will be unable to make interest and principal payments when due, which could have a negative impact on the Fund’s net asset value, dividends and on the market value of the Common Stock. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities, potentially making them difficult to value.

Interest Rate Risk. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. These risks may be greater because interest rates are at historically low levels. As of March 30, 2020, the Federal Open Market Committee (“FOMC”) of the U.S. Federal Reserve has set its target federal funds rate at which depository institutions lend reserve balances to other depository institutions overnight to at or near zero percent and the U.S. Federal Reserve has expanded its balance sheet to increase its purchases of debt securities. In the future, the FOMC may increase or decrease the target federal funds rate, and the U.S. Federal Reserve may increase, decrease or eliminate its purchases of debt securities.

Prepayment Risk. MBS represent an interest in a pool of mortgages. These mortgages typically permit borrowers to prepay amounts owing, often with no penalty. The relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage-related and asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, the total return and maturity of mortgage-related and asset-backed securities may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related securities at a premium, prepayments may result in loss of the Fund’s principal investment to the extent of any unamortized premium. RMBS and CMBS are subject to a number of specific risks. See “Risks—Risks Related to the Fund—Non-Agency RMBS Risk” and “—CMBS Risk.”

Distressed Investments. The Fund intends to invest in distressed investments including non-performing and sub-performing RMBS and CMBS, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If Western Asset’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment.

Leverage Risk. As of March 30, 2020, the Fund had a revolving credit facility with a financial institution. The Fund’s use of leverage will magnify investment, market and certain other risks. Leverage involves risks and special considerations for holders of the Fund’s Common Stock including: the likelihood of greater volatility of net asset value and market price of the Common Stock than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Stock that the Fund may pay will reduce the return to Common Stockholders or will result in fluctuations in the dividends paid on the Common Stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Stock; and when the Fund uses leverage, the investment advisory fee payable by the Fund to LMPFA (and by LMPFA to Western Asset) will be higher than if the Fund did not use leverage.

Below Investment Grade (“High Yield” or “Junk”) Securities Risk. The Fund will invest a substantial portion of its assets in MBS that were originally rated AAA, but subsequently have been downgraded to below investment grade. As a result of being downgraded to below investment grade, these assets will be regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade securities may be particularly susceptible to economic downturns. It is likely that the current economic recession could further disrupt the market for such securities and may have an adverse impact on the value of such securities and on the ability of the issuers of such securities to repay principal and repay interest thereon, thereby increasing the incidence of default on such securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Common Stock, both in the short term and the long term.

Credit Risk Associated with Originators and Servicers of Residential and Commercial Mortgage Loans. A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related non-agency RMBS. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt thereby increasing both the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency RMBS and subordinated security holders.

Subprime Mortgage Market Risk. The Fund may acquire non-agency RMBS backed by collateral pools of mortgage loans that have been originated using underwriting standards that are less restrictive than those used in underwriting “prime mortgage loans” and “Alt-A mortgage loans.” These lower standards include mortgage loans made to borrowers having imperfect or impaired credit histories, mortgage loans where the amount of the loan at origination is 80% or more of the value of the mortgage property, mortgage loans made to borrowers with low credit scores, mortgage loans made to borrowers who have other debt that represents a large portion of their income and mortgage loans made to borrowers whose income is not required to be disclosed or verified. Due to economic conditions, including increased interest rates and lower home prices, as well as aggressive lending practices, subprime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and they are likely to continue to experience delinquency, foreclosure, bankruptcy and loss rates that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Thus, because of the higher delinquency rates and losses associated with subprime mortgage loans, the performance of non-agency RMBS backed by subprime mortgage loans that the Fund may acquire could be correspondingly adversely affected, which could adversely impact the Fund’s results of operations, financial condition and business.

Tax Risks. The Fund may be required to report taxable income early in its holding period for certain investments in excess of the economic income the Fund ultimately realizes from such investments. Due to the nature of certain of the Fund’s investments, the Fund may have taxable income in excess of the cash available to the Fund for the annual distribution necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and avoid U.S. federal corporate income and excise taxes. In addition, the Fund’s efforts to satisfy such distribution requirements may adversely affect the Fund’s ability to execute its business strategies. The Fund may in the future choose to pay distributions in Common Stock to satisfy such distribution requirements, in which case a Common Stockholder may be required to pay U.S. federal income taxes in excess of the cash distributions that the Common Stockholder receives.

The Fund must satisfy an asset diversification test in order to qualify as a regulated investment company for U.S. federal income tax purposes. For any tax year that the Fund fails to qualify as a regulated investment company, all of its taxable income would be subject to U.S. federal income tax (and possible state income tax) at regular corporate rates without any deduction for distributions to Common Stockholders. In addition, all distributions (including distributions of net capital gain) would be taxed to Common Stockholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. See “Risks—Risks Related to the Fund—Tax Risks—Status as Regulated Investment Company.”

Investment Focus. The Fund will invest at least 25% of its Managed Assets in MBS, which the Fund treats as one industry or group of industries. The Fund will be affected to a greater degree by events affecting the MBS and mortgage whole loan market, than if it invested in a broader array of securities, and such impact could be considerably greater than if it did not focus its investments to such an extent, particularly as a result of the leveraged nature of its investments.

Competition for Investment Opportunities. It is possible that competition for appropriate portfolio investments may increase, thus reducing the number of attractive portfolio investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy their investment objectives, or that the Fund will be able to invest the net proceeds from this offering in MBS to the extent necessary to achieve its investment objectives.

Risks Related to Fund Distributions. Distributions paid by the Fund to its Common Stockholders are derived from the interest income and additional total return from the Fund’s investments in MBS securities and other permitted investments. The total return generated by the Fund’s investments can vary widely over the short term and long term. The Fund may make in-kind distributions of Common Stock in order to satisfy applicable requirements of tax law. See “Risks—Risks Related to the Fund—Tax Risks—Cash/Stock Dividend Risks.”

Derivatives Risk. The Fund may utilize a variety of derivative instruments such as options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements. Generally derivatives are financial transactions whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets.

Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation to the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying reference asset or security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Changes to the derivatives markets as a result of rules promulgated pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and other government regulation may have an adverse effect on the Fund’s ability to make use of derivative transactions.

Liquidity Risk. The Fund may invest in MBS for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to readily dispose of such securities at prices that approximate those at which they could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments to raise cash to meet their respective obligations.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. See “The Fund’s Investments.” The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including the less stringent diversification requirement that applies to the percent of its total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Risks Related to Potential Conflicts of Interest. LMPFA and Western Asset manage other registered investment companies, separate accounts, private investment funds and other investment funds, which may raise potential conflicts of interest, including those associated with allocating management time, services and functions, and there can be no assurance that any actual or potential conflicts of interest will not result in the Fund receiving less favorable investment terms in certain investments than if such conflicts of interest did not exist. Further, LMPFA and Western Asset may at some time in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. As a result, LMPFA, Western Asset and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. LMPFA, Western Asset and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to LMPFA or Western Asset which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, LMPFA or its affiliates may provide more services to some types of funds and accounts than others.

There is no guarantee that the policies and procedures adopted by LMPFA, Western Asset and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that LMPFA and/or Western Asset may manage or advise from time to time.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. These market events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Common Stock.

More recently, the rapid and global spread of a highly contagious respiratory disease, Coronavirus/COVID-19, has resulted in restrictions on international and, in some cases, local travel, temporary shuttering of various businesses, strained healthcare systems, disruptions to supply chains, consumer demand and employee availability, and widespread panic and uncertainty regarding the duration and long-term effects of this pandemic. In addition, a pandemic or widespread public health event may result in a sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Certain risks, such as interest rate risk, credit risk, liquidity risk and counterparty risk, may be heightened as a result of such market events. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Specifically, increased unemployment due to these market events (including Coronavirus/COVID-19 and future pandemics) and potentially insufficient government responses to such events may cause the MBS and mortgage whole loans in which the Fund invests to decrease in value due to borrowers suspending or ceasing payments on their mortgages.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and LMPFA have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and LMPFA will continue to be eligible for such exemptions.

The U.S. Government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, certain of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Investment Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. To the extent that the Fund takes a short position, if such short position or strategy become generally known, it could have a significant effect on the Fund’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Investment Manager’s ability to access management and other personnel at certain companies where the Fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that may impact those engaging in short selling activity. If additional rules were adopted regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute certain investment strategies as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies.

Additional Risks. For additional risks relating to investments in the Fund, including “Non-Agency RMBS Risk,” “CMBS Risk,” “Interest Rate Risk Associated with Non-Agency RMBS and CMBS,” “Structural Risks Associated with Non-Agency RMBS and CMBS,” “Subordination Risk Associated with Non-Agency RMBS and CMBS,” “ABS Risk,” “Risks Relating to Investments in Mortgage Whole Loans,” “Government Intervention in Financial Markets,” “Currency Risks,” “Expedited Transactions,” “Extension Risk,” “Widening Risk,” “Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk,” “Inflation/Deflation Risk,” “Reinvestment Risk,” “Reverse Repurchase Agreements Risk,” “Repurchase Agreements Risk,” “Variable Debt Risk,” “Credit Default Swap Risk,” “Structured Notes and Related Instruments Risk,” “Insolvency Considerations with Respect to Issuers of Indebtedness,” “Portfolio Valuation for Financial Accounting and Other Reporting Purposes,” “Inverse Floating Rate Securities and Tender Option Bonds Risk,” “Other Investment Companies Risk,” “Short Sales Risk,” “Risks of Short Economic Exposure Through Derivatives,” “Risks of Futures and Options on Futures,” “When-Issued and Delayed-Delivery Transactions Risk,” “Counterparty Risk,” “Portfolio Turnover Risk,” “Temporary Defensive Strategies Risk,” “Anti-Takeover Provisions,” “Managed Distribution Risk,” “Personnel Turnover Risk,” and “Dilution Risk,” please see “Risks” beginning on page 39 of this prospectus.

Portfolio Turnover. The Fund’s annual portfolio turnover rate was 17% in 2019 and may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover may result in the Fund’s recognition of taxable gains. Such gains will generally also increase the Fund’s current and accumulated earnings and profits, possibly resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Common Stockholders.

SUMMARY OF FUND EXPENSES

The purpose of the following table and example is to help you understand all fees and expenses holders of Common Stock would bear directly or indirectly. The table below is based on the capital structure of the Fund as of December 31, 2019 (except as noted below).

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (percentage of offering price)	—	%(1)
Offering Expenses Borne by the Fund (percentage of offering price)	—	%(2)
Dividend Reinvestment Plan Per Transaction Fee to Sell Shares Obtained Pursuant to the Plan	$5	(3)

TOTAL TRANSACTION EXPENSES (as a percentage of offering price)(4)

	Percentage of Net Assets Attributable to Common Shares (Assumes Leverage is Used)
ANNUAL EXPENSES
Management Fees(5)	1.48%
Interest Payment on Borrowed Funds(6)	1.66%
Other Expenses(7)	0.34%

Annual Expenses (exclusive of waiver)	3.48%

Waiver	-0.30%

TOTAL ANNUAL EXPENSES (including waiver)	3.18%

(1)

The sales load will apply only if the securities to which this Prospectus relates are sold to or through underwriters. In such case, a corresponding Prospectus Supplement will disclose the applicable sales load.

(2)	The related Prospectus Supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by the Fund as a percentage of the offering price.
(3)

Common Stockholders will pay brokerage charges if they direct the Plan Agent (defined below) to sell Common Stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.” There are no fees charged to stockholders for participating in the Fund’s dividend reinvestment plan. However, stockholders participating in the plan that elect to sell their shares obtained pursuant to the plan would pay $5.00 per transaction to sell shares.

(4)	The related Prospectus Supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.
(5)

LMPFA receives an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets. LMPFA has agreed to waive 0.20% of its annual management fee. The Fee Waiver will terminate on January 2, 2022. “Managed Assets” means net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding. For the purposes of this table, we have assumed that the Fund has utilized leverage in an aggregate amount of 32% of its Managed Assets (the actual average amount of Borrowings during the period fiscal year ended December 31, 2019). If the Fund were to use leverage in excess of 32% of its Managed Assets, the management fees shown would be higher. LMPFA may not recoup any portion of the waived annual management fee.

(6)

For the purposes of this table, we have assumed that the Fund has utilized Borrowings in an aggregate amount of 32% of its Managed Assets (which equals the average level of leverage for the Fund’s fiscal year ended December 31, 2019). The expenses and rates associated with leverage may vary as and when Borrowings or issuances of Preferred Stock are made.

(7)	Estimated based on amounts incurred in the period ended December 31, 2019.

Example1

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in Common Stock, assuming (i) “Total Annual Expenses” of 3.18% of net assets attributable to Common Stock in years one and three and 3.48% of net assets attributable to Common Stock in years five and ten (which assumes the Fund’s use of leverage in an aggregate amount equal to 32% of the Fund’s Managed Assets) and (ii) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$32	$101	$175	$371

[1]

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. Unless otherwise noted, the information in this table has been derived from and should be read in conjunction with the Fund’s financial statements and the notes thereto. The financial information for the fiscal years ended December 31, 2019, 2018 and 2017 have been audited by PricewaterhouseCoopers LLP (“PwC”), the independent registered accounting firm of the Fund. PwC’s report on such financial statements, together with the financial statements of the Fund is incorporated by reference into this Prospectus and the SAI. The information for the years prior to the fiscal year ended 2017 was audited by the Fund’s prior independent registered public accounting firm.

For a common share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2019(1)	2018(1)	2017(1)	2016(1)		2015(1)
Net asset value, beginning of period	$19.28	$21.27	$20.70	$22.76		$24.75
Income (loss) from operations:
Net investment income	1.51	1.65	1.57	1.47		2.13
Net realized and unrealized gain (loss)	0.65	0.22	2.28	(0.53)		(0.80)
Total income from operations	2.16	1.87	3.85	0.94		1.33
Less distributions from:
Net investment income	(1.92)	(3.03)	(2.69)	(2.95)		(2.33)
Net realized gains	—	(0.83)	(0.59)	(0.05)		(0.99)
Return of capital	(0.04)	—	—	—		—
Total distributions	(1.96)	(3.86)	(3.28)	(3.00)		(3.32)
Net asset value, end of period	$19.48	$19.28	$21.27	$20.70		$22.76
Market price, end of period	$20.30	$20.39	$24.67	$22.79		$23.55
Total return, based on NAV(2,3)	11.65%	9.26%	19.70%	4.47%		5.44%
Total return, based on Market Price(4)	9.71%	(1.16)%	24.20%	10.80%		13.56%
Net assets, end of period (millions)	$205	$202	$222	$216		$237
Ratios to average net assets:
Gross expenses	3.56%	3.15%	2.68%	2.97%		2.39%
Net expenses	3.56	3.15	2.68	2.97		2.39
Net investment income	7.73	7.78	7.29	6.78		8.65
Portfolio turnover rate	17%	33%	35%	23	%(5)	24%
Supplemental data:
Loan Outstanding, End of Period (000s)	$98,000	$99,250	$101,750	$101,750		$80,500
Asset Coverage Ratio for Loan Outstanding(6)	309%	303%	319%	312%		395%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding(6)	$3,089	$3,035	$3,185	$3,124		$3,946
Weighted Average Loan (000s)	$98,072	$101,743	$101,750	$90,984		$99,544
Weighted Average Interest Rate on Loan	3.46%	3.06%	2.06%	1.50%		1.06%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
(4)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 24%.
(6)	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

	2014(1)	2013(1)	2012		2011		2010(2)
Net asset value, beginning of year	$23.78	$23.88	$19.01		$21.98		$19.06	(3)
Income (loss) from operations:
Net investment income	1.87	1.44	1.68		2.21		1.77
Net realized and unrealized gain (loss)	2.19	2.16	6.07		(3.26)		2.27
Total income (loss) from operations	4.06	3.60	7.75		(1.05)		4.04
Less distributions from:
Net investment income	(1.75)	(1.62)	(1.80)		(1.92)		(1.12)
Net realized gains	(1.34)	(2.08)	(1.08)		—		—
Total distributions	(3.09)	(3.70)	(2.88)		(1.92)		(1.12)
Net asset value, end of year	$24.75	$23.78	$23.88		$19.01		$21.98
Market price, end of year	$23.84	$23.18	$24.21		$19.61		$21.60
Total return, based on NAV(4,5)	17.55%	15.65%	42.32%		(5.07%)		21.81%
Total return, based on Market Price(6)	16.76%	12.14%	40.09%		(0.35%)		14.08%
Net assets, end of year (000s)	$257,621	$247,551	$248,407		$197,289		$227,834
Ratios to average net assets:
Gross expenses	2.36%	2.33%	1.89	%(7)	2.24	%(7)	2.04	%(7,8)
Net expenses(9)	2.36	2.33	1.89	(7)	2.24	(7)	2.04	(7,8)
Net investment income	7.39	5.83	7.53		10.29		10.27	(8)
Portfolio turnover rate	35%	32%	46%		13%		18%
Supplemental data:
Loans Outstanding, End of Year (000s)	$116,700	$116,700	$30,000		—		—
Asset Coverage for Loan Outstanding	321%	312%	927%		—		—
Weighted Average Loan (000s)	$116,700	$112,256	$32,720		—		—
Weighted Average Interest Rate on Loans	1.02%	1.04%	1.08%		—		—

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period February 24, 2010 (commencement of operations) to December 31, 2010.
(3)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
(4)

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(7)	Does not include expenses off the public private investment funds in which the Fund invested.
(8)	Annualized.
(9)	The impact of compensating balance arrangements, if any, was less than 0.01%.

SENIOR SECURITIES

As of the end of the Fund’s last fiscal year, the Fund had a revolving credit facility with a financial institution described below. The table below sets forth the senior securities outstanding as of the end of the Fund’s fiscal years or periods ended 2010, 2011, 2012, 2013, 2014, 2015, 2016, 2017, 2018 and 2019.

YEAR	NAME OF LOAN	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE PER $1,000 OF INDEBTEDNESS	AVERAGE MARKET VALUE PER UNIT[2]
2010[1]	Revolving Credit Facility	N/A	N/A	N/A
2011[1]	Revolving Credit Facility	N/A	N/A	N/A
2012	Revolving Credit Facility	$30,000,000	$9,280	N/A
2013	Revolving Credit Facility	$116,700,000	$3,121	N/A
2014	Revolving Credit Facility	$116,700,000	$3,208	N/A
2015	Revolving Credit Facility	$80,500,000	$3,946	N/A
2016	Revolving Credit Facility	$101,750,000	$3,124	N/A
2017	Revolving Credit Facility	$101,750,000	$3,185	N/A
2018	Revolving Credit Facility	$99,250,000	$3,035	N/A
2019	Revolving Credit Facility	$98,000,000	$3,089	N/A

[1]

At December 31, 2010 and 2011, the Fund did not have a revolving credit agreement, but it had open reverse repurchase agreements of $44,182,643 and $51,375,848, respectively. The Fund had open reverse repurchase agreements also at December 31, 2013, 2014, and 2015.

[2]	Not applicable, as senior securities are not registered for public trading.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on December 11, 2009, pursuant to the Charter. The Fund’s principal executive office is located at 620 Eighth Avenue, 49th Floor, New York, New York 10018, and its telephone number is (888) 777-0102.

USE OF PROCEEDS

Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of any offering of its securities in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of any offering. Pending such investment, it is anticipated that the proceeds will be primarily invested in short-term money market instruments. The Fund may also invest in U.S. government securities.

MARKET AND NET ASSET VALUE INFORMATION

The Fund’s currently outstanding Common Stock is listed on the NYSE under the symbol “DMO.” Our Common Stock commenced trading on the NYSE on February 24, 2010.

Our Common Stock has traded both at a premium and at a discount in relation to the Fund’s net asset value per share. Although our Common Stock has traded at a premium to net asset value, we cannot assure that this will occur after any offering or that the Common Stock will not trade at a discount in the future. Our issuance of additional Common Stock may have an adverse effect on prices in the secondary market for our Common Stock by increasing the number of shares of Common Stock available, which may create downward pressure on the market price for our Common Stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risks—Market Discount from Net Asset Value Risk.”

The following table sets forth for each of the periods indicated the range of high and low closing sale price of our Common Stock and the quarter-end sale price, each as reported on the NYSE, the net asset value per share of Common Stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on each business day that the NYSE is open for business. See “Net Asset Value” for information as to the determination of our net asset value.

	Quarterly Closing Sale Price		Quarter-End Closing
	High	Low	Sale Price	Net Asset Value Per Share of Common Stock(1)	Premium/(Discount) of Quarter-End Sale Price to Net AssetValue(2)
Fiscal Year 2018
March 31, 2018	26.64	23.98	24.43	21.33	14.534%
June 30, 2018	25.96	23.04	23.04	21.17	8.833%
September 30, 2018	23.38	21.66	23.00	21.21	8.439%
December 31, 2018	23.10	20.39	20.39	19.29	5.702%
Fiscal Year 2019
March 31, 2019	21.64	20.40	20.75	19.37	7.124%
June 30, 2019	22.00	20.57	21.27	19.68	8.079%
September 30, 2019	22.35	21.05	21.76	19.90	9.347%
December 31, 2019	22.34	20.13	20.30	19.49	4.156%

Source of market prices: Bloomberg.

(1)

Net asset value per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. Net asset value per share is calculated as described in “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end net asset value.

On March 23, 2020, the last reported sale price of our Common Stock on the NYSE was $13.09, which represented a discount of approximately 6.43% to the net asset value per share reported by us on that date.

As of December 31, 2019, we had approximately 10.5 million shares of Common Stock outstanding and we had net assets applicable to Common Stockholders of approximately $204.7 billion.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use. More information about the Fund’s investments and portfolio management techniques and the associated risks is included in the SAI.

Investment Strategies

The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of MBS and mortgage whole loans. Investments in mortgage-backed securities consist primarily of non-agency RMBS securities and CMBS. The Fund’s investments in mortgage whole loans under normal circumstances will not exceed 20% of its Managed Assets. A mortgage whole loan is a single mortgage loan issued to a particular borrower and is not securitized. Mortgage whole loans include loans on residential properties such as one to four family dwellings and on commercial properties such as office buildings, shopping centers and other retail properties, hotels and apartment buildings. MBS represent interests in diversified pools of residential or commercial mortgage loans, and typically take the form of pass-through securities or CMOs. MBS include, but are not limited to, the following: non-agency RMBS; CMBS; U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, and other federal agencies, or issues guaranteed by them; delegated underwriting and servicing bonds, including pools of multi-family housing loans issued by Fannie Mae and Freddie Mac; CMOs, including IO, PO and other mortgage securities backed by U.S. agency or non-agency pass-through securities; mortgage-related ABS, such as HEQ securities; MBS credit default swaps (including on the CMBX, TRX and ABX indices) and other derivative instruments related to MBS; inverse floating rate securities, which are derivative interests in MBS; non-dollar RMBS; and repurchase agreements supported by agency MBS; and junior and equity tranches of MBS. The Fund may invest in MBS of any type and of any credit quality, without limitation.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in MBS and mortgage whole loans. Derivatives counted towards the Fund’s 80% policy are valued based on market value. The Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents; Treasury securities; non-mortgage related ABS backed by various asset classes including, but not limited to, small balance commercial mortgages, aircrafts, automobiles, credit cards, equipment, manufactured housing, franchises, recreational vehicles and student loans; and investment grade and below investment grade fixed income securities including bonds, debentures, notes, commercial paper and other similar types of debt instruments including hybrid securities. The Fund also may invest in any newly developed mortgage-related derivatives that may hereafter become available for mortgage investing.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund’s use of derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument.

Notwithstanding the foregoing, the Fund may invest without limitation in Treasury futures, Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of MBS, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its Managed Assets in MBS and mortgage whole loans. The Fund may sell certain equities or fixed income securities short including, but not limited to, Treasury securities, for investing or hedging purposes.

The Fund may invest in debt investments of any maturity and duration. The Fund will invest a substantial portion of its assets in MBS that were originally rated AAA, but subsequently have been downgraded to below investment grade. The Fund is not limited in its ability to invest in below investment grade or illiquid securities. Below investment grade fixed income securities are rated below “BBB-” by S&P or Fitch, below “Baa3” by Moody’s or comparably rated by another NRSRO or, if unrated, determined by Western Asset to be of comparable quality. Below investment grade fixed income securities are commonly referred to as “high yield” or “junk” securities and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to the SAI describes the various ratings assigned to debt obligations by S&P, Moody’s and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. S&P, Moody’s and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. The ratings of a debt security may change over time. As a result, debt instruments held by the Fund could receive a higher rating or a lower rating during the period in which they are held. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

Western Asset does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The Fund may purchase unrated securities if Western Asset determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that Western Asset may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on Western Asset’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Selection of Investments

Western Asset employs an actively managed investment approach which utilizes the expertise of its large and experienced team of credit analysts, risk analysts and portfolio managers. Western Asset believes that the ability to integrate superior fundamental credit research with relative value analysis will drive performance in the Fund’s MBS portfolio. A team of investment professionals at Western Asset has daily responsibility for the management of the portfolio and for the implementation of the investment process.

Western Asset has extensive experience analyzing the relative value of securities within various sectors of the mortgage markets, including undervalued distressed assets. Western Asset intends to seek to maximize returns on the Fund’s investments in distressed assets by evaluating market opportunities based on the condition of the various sectors of the mortgage markets, the relative value of the specific asset within such markets and an internal risk/return analysis. In making investment decisions on behalf of the Fund, Western Asset will incorporate its views on the economic environment and the outlook for the mortgage markets, including relative valuation, supply and demand trends, the level of interest rates, the shape of the yield curve, prepayment rates, financing and liquidity, commercial and residential real estate prices, delinquencies, default rates, recovery of various segments of the economy and vintage of collateral.

Percentage Limitations

Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities.

Segregation and Cover Requirements

Certain portfolio management techniques, such as reverse repurchase agreements, purchasing securities on a when-issued or delayed delivery basis, writing credit default swaps or futures contracts, engaging in short sales or writing options on portfolio securities, may be considered senior securities under the 1940 Act unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. If the Fund utilizes these portfolio management techniques, it may segregate liquid assets, enter into offsetting transactions or own positions covering related obligations. Although under no obligation to do so, Western Asset currently intends to cover the Fund’s commitment with respect to such techniques should the Fund enter into or engage in one or more of such management techniques. Under current law, to the extent the Fund covers its commitment under such portfolio management techniques, such instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. See “Investment Policies and Techniques—Portfolio Composition—Derivatives—Use of Segregated and Other Special Accounts” in the SAI. The SEC recently proposed a rule that would replace the asset segregation requirements described in this Prospectus. If the proposed rule is adopted as proposed, the Fund would be required to comply with the rule in lieu of these asset segregation requirements.

Portfolio Composition

The Fund’s portfolio is composed principally of the following investments. Additional information regarding the Fund’s investment policies, restrictions and portfolio investments is contained in the SAI.

MBS

MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in RMBS and CMBS, including residual interests, issued by private issuers, including subordinated mortgage-related securities. The Fund may invest in subprime mortgages or MBS that are backed by subprime mortgages. Other mortgage-related securities in which the Fund may invest are described below.

Non-Agency RMBS

Non-agency RMBS are residential MBS that are collateralized by pools of mortgage loans assembled for sale to investors by non-government entities such as commercial banks, savings and loan associations and specialty finance companies. Non-agency RMBS are not issued or guaranteed by a U.S. government agency or federally chartered corporation. Like agency RMBS, non-agency RMBS represent interests in pools of mortgage loans secured by residential real property.

The mortgage loan collateral for non-agency RMBS consists of residential mortgage loans that do not generally conform to underwriting guidelines issued by a federally chartered corporation, such as Fannie Mae or Freddie Mac, or an agency of the U.S. government, such as Ginnie Mae, due to certain factors, including mortgage balances in excess of agency underwriting guidelines, borrower characteristics, loan characteristics and level of documentation, and therefore are not issued or guaranteed by an agency. Senior RMBS typically are rated by at least one NRSRO, such as Moody’s, S&P, or Fitch, and are or were at the time of issuance normally AAA-rated by at least one of these rating agencies, although such ratings may have been subsequently downgraded.

The non-agency and agency RMBS acquired by the Fund could be secured by fixed-rate mortgages (“FRMs”), adjustable rate mortgages (“ARMs”), or hybrid adjustable-rate mortgages (“hybrid ARMs”). FRMs have interest rates that are fixed for the term of the loan and do not adjust. The interest rates on ARMs generally adjust annually (although some may adjust more frequently) to an increment over a specified interest rate index. Hybrid ARMs have interest rates that are fixed for a specified period of time (typically three, five, seven or ten years) and, thereafter, adjust to an increment over a specified interest rate index. ARMs and hybrid ARMs generally have periodic and lifetime constraints on how much the loan interest rate can change on any predetermined interest rate reset date. Relative value analysis, including consideration of current market conditions, will determine the Fund’s allocation to FRMs, ARMs and hybrid ARMs.

The Fund’s allocation of non-agency RMBS collateralized by FRMs, ARMs or hybrid ARMs will depend on various factors including, but not limited to, relative value, expected future prepayment trends, home price appreciation trends, supply and demand, availability of financing, expected future interest rate volatility and the overall state of the non-agency RMBS secondary market. Borrowers of the underlying loans that secure the non-agency RMBS assets which the Fund may purchase can be divided into prime, Alternative-A (“Alt-A”) and subprime borrowers based on their credit rating.

CMBS

CMBS are securities backed by obligations (including certificates of participation in obligations) that are principally secured by commercial mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, apartments, nursing homes and senior living facilities. The Fund’s emphasis will be on securities that when originally issued were rated in the highest rating category by one or more of the NRSROs, however, the Fund has not established a minimum current rating requirement.

CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the trust’s income to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive principal payments only after the more senior classes have received all principal payments to which they are entitled. The credit quality of CMBS depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers.

Agency RMBS

Agency RMBS are residential MBS for which a U.S. government agency such as Ginnie Mae, or a federally chartered corporation such as Fannie Mae or Freddie Mac guarantees payments of principal and interest on the securities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some agency RMBS that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Agency RMBS differ from other forms of traditional debt securities, which normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or on specified call dates. Instead, agency RMBS provide for monthly payments, which consist of both principal and interest. In effect, these payments are a “pass-through” of scheduled and prepaid principal payments and the monthly interest made by the individual borrowers on the mortgage loans, net of any fees paid to the issuers, servicers or guarantors of the securities. The principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

The Fund’s allocation of agency RMBS collateralized by FRMs, ARMs or hybrid ARMs will depend on various factors including, but not limited to, relative value, expected future prepayment trends, supply and demand, costs of hedging, costs of financing, expected future interest rate volatility and the overall shape of the Treasury and interest rate swap yield curves. Western Asset intends to take these factors into account when making investments. In the future, the Fund’s residential portfolio may extend to debentures that are issued and guaranteed by Freddie Mac or Fannie Mae or MBS the collateral of which is guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae or another federally chartered corporation.

Stripped Mortgage-Backed Securities

The Fund also may invest in stripped mortgage-backed securities (“Stripped MBS”). Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an “IO,” and all of the principal is distributed to holders of another type of security known as a “PO.” Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Mortgage Whole Loans

A mortgage whole loan is a single mortgage loan issued to a particular borrower and is not securitized. Mortgage whole loans include loans on residential properties such as one to four family dwellings and on commercial properties such as office buildings, shopping centers and other retail properties, hotels and apartment buildings. By investing in mortgage whole loans, the Fund acquires the entire beneficial interest in a single residential or commercial mortgage that has not been securitized, rather than fractional portions of or participations in such loans.

When the Fund invests directly or indirectly in whole loans, it typically purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform or its affiliate. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to investors, less any servicing fees assessed against the Fund, and the servicing entity typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. Where a platform or its affiliate acts as the loan servicer, there is typically a backup servicer in place in case that platform or affiliate ceases or fails to perform these servicing functions. The Fund, as an investor in a whole loan, would be entitled to receive payment only from the borrower and/or any guarantor, and would not be able to recover any deficiency from the platform, except under very narrow circumstances, which may include fraud by the borrower in some cases. As described above, the whole loans in which the Fund may invest may be secured or unsecured.

Inverse Floating Rate Securities and Tender Option Bonds

The Fund may invest in inverse floating rate securities (sometimes referred to as “inverse floaters”), which are derivative interests in MBS and participate in the creation of tender option bonds. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed-rate MBS with comparable credit quality, coupon, call provisions and maturity.

Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, which is sometimes referred to as a tender option bond trust, formed by a third party sponsor for the purpose of holding MBS. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate MBS (sometimes referred to as short-term floaters or tender option bonds), which are sold to third party investors, and inverse floating rate MBS, which the Fund would purchase. The short-term floating rate securities have first priority on the cash flow from the MBS held by the special purpose trust. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. If the Fund is the initial seller of the MBS to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Fund to purchase additional MBS or other investments permitted by the Fund’s investment policies. If the Fund ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the MBS owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the MBS held in the special purpose trust are passed through to the Fund, as the holder of the residual interests. The Fund will recognize taxable capital gains (or losses) upon any sale of MBS to the special purpose trust.

Typically, a third party, such as a bank, broker dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer or certain events that indicate the issuer of the bonds may be entering bankruptcy. If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the MBS owned by the special purpose trust or to cause the special purpose trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with the Fund that will require the Fund to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. Under these agreements, the Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of the Fund’s inverse floater investments as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates.

In order to cover any potential obligation of the Fund to the liquidity provider pursuant to this agreement, the Fund may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related special purpose trust exceeds the market value of the MBS owned by the special purpose trust.

Although regular inverse floating rate securities are derivative securities with economic leverage embedded in them, they will not constitute senior securities of the Fund (and will not be subject to the Fund’s limitations on borrowings), because the Fund has no ongoing obligations to any party in connection with its ownership of such interests. With respect to highly leveraged inverse floating rate securities, if the Fund establishes and maintains a segregated account to cover any potential obligation to the liquidity provider, the Fund’s obligation to the liquidity provider pursuant to the agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, such obligation will be considered a borrowing for the purpose of the Fund’s limitation on borrowings.

ABS

ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. In a basic securitization structure, an entity, often a financial institution, originates or otherwise acquires a pool of financial assets, either directly or through an affiliate. It then sells the financial assets, again either directly or through an affiliate, to a specially created investment vehicle that issues securities “backed” or supported by those financial assets, which securities are ABS. Payment on the ABS depends primarily on the cash flows generated by the assets in the underlying pool and other rights designed to assure timely payment, such as liquidity facilities, guarantees or other features generally known as credit enhancements. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, including, but not limited to, small balance commercial mortgages, aircrafts, automobiles, credit cards, equipment, manufactured housing, franchises, recreational vehicles and student loans.

Below Investment Grade (“High Yield” or “Junk”) Securities

A significant portion of the Fund’s portfolio may consist of below investment grade securities (commonly referred to as “high yield” or “junk” securities). The issuers of high yield securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets. Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices, increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse economic or issuer specific events will make the issuer unable to make interest and/or principal payments and greater susceptibility to negative market sentiments leading to depressed prices and decrease in liquidity. See “Risks—Risks Related to the Fund—Below Investment Grade (“High Yield” or “Junk”) Securities Risk.”

If a fixed income security is considered investment grade at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. With respect to securities that are downgraded, Western Asset will consider what action, including the sale of the security, is in the best interests of the Fund and its stockholders.

Corporate Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Corporate bonds are generally used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates, and may also be affected by the credit rating of the corporation, the corporation’s performance, perceptions of the corporation in the marketplace and general market liquidity. The value of the intermediate- and longer-term corporate bonds in which the Fund generally will invest normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by a bond.

Government Debt Securities

The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. Government debt securities include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. Emerging market debt securities generally are rated in the lower rating categories by recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Some of these risks do not apply to issuers in larger, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in Treasury futures, Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of MBS, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its Managed Assets in MBS and mortgage whole loans. The Fund may sell certain equities or fixed income securities short including, but not limited to, Treasury securities, for investment and/or hedging purposes. See “Risks—Risks Related to the Fund—Derivatives Risk.” The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission and the federal income tax requirements applicable to regulated investment companies.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. In particular, the variable degree of correlation between price movements of instruments the Fund has purchased or sold and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund’s position. In addition, certain derivative instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they may tend to limit any potential gain which might result from an increase in the value of such position.

The successful use of derivative transactions by the Fund is subject to the ability of Western Asset to correctly predict movements in the direction of interest rates and other factors affecting markets for securities. These skills are different from those needed to select portfolio securities. If Western Asset’s expectations are not met, the Fund would be in a worse position than if a derivative transaction had not been pursued. For example, if the Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increased instead, the Fund would lose part or all of the benefit of the increased value of its securities because it would have offsetting losses in its derivatives positions. Losses due to derivative transactions will reduce net asset value of the Fund. See “Risks—Risks Related to the Fund—Derivatives Risk.”

The Fund will engage in derivative transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes. See “Certain United States Federal Income Tax Considerations.”

Credit Default Swaps

Credit default swaps are agreements between two counterparties that allow one counterparty (the “seller”) to purchase or be “long” a third party’s credit risk and the other party (the “buyer”) to sell or be “short” the credit risk. Typically, the buyer agrees to make regular fixed payments to the seller with the same frequency as the underlying reference bond. In exchange, the buyer typically has the right upon default of the underlying bond to put the bond to the seller in exchange for the bond’s par value plus interest. Credit default swaps can be used as a substitute for purchasing or selling a credit security and are sometimes preferable to actually purchasing the security. A purchaser of a credit default swap is subject to counterparty risk.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection buyer in a credit default contract is generally obligated to pay the protection seller an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. These payments are based on the difference between an interest rate applicable to the relevant issuer less a benchmark interest rate for a given maturity. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.

As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate cash or assets determined to be liquid by Western Asset in accordance with procedures established by the Board of Directors, owning positions covering its obligations or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. To the extent assets are segregated, these instruments will not be considered “leverage” by the Fund for the purposes of the 1940 Act.

The Fund may also purchase credit default swaps for hedging or investment purposes. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate cash or assets determined to be liquid by Western Asset in accordance with procedures established by the Board of Directors, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.

The Fund may also enter into CDXs. A CDX index is an equally-weighted credit default swap index. This family of indexes is comprised of baskets of credit derivatives that are representative of certain market segments such as North American investment grade, high volatility investment grade, below investment grade, as well as emerging markets. Credit default swaps of individual reference entities are selected for inclusion in the indexes based on rating requirements and liquidity requirements. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Certificates of Deposit

Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC.

Fixed Time Deposits

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Bankers’ Acceptances

Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Zero Coupon Securities and Payment-In-Kind Securities

The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Other Investment Companies

The Fund may invest in securities of other closed-end or open-end investment companies that invest primarily in MBS or other securities and instruments of the types in which the Fund may invest directly to the extent permitted by the 1940 Act. The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Stock, during periods when there is a shortage of attractive bonds available in the market, or when Western Asset believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Western Asset or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Western Asset will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the sections entitled “Risks—Risks Related to the Fund—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Western Asset.

Temporary Defensive Strategies

At times Western Asset may judge that conditions in the markets for MBS make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its stockholders. During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Stock are being invested, the Fund may deviate from its investment policies and objectives. At such times Western Asset may, temporarily, use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objectives.

In implementing these “defensive” strategies, the Fund may invest all or a portion of assets in non-U.S. government securities which have received the highest investment grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that Western Asset considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Investment Practices

Certain Interest Rate Transactions

The Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay either a fixed or floating rate denominated in a particular currency. The Fund may enter into, among other things, fixed-for-floating rate swaps in the same currency, fixed-for-floating rate swaps in different currencies, floating-for-floating rate swaps in the same currency, floating-for-floating rate swaps in different currencies, or fixed-for-fixed rate swaps in different currencies. Fixed-for-floating rate swaps may involve the Fund agreeing with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation. Alternatively, fixed-for-floating rate swaps may involve the Fund agreeing with the swap counterparty to pay a floating rate payment in exchange for the counterparty paying the Fund a fixed rate payment. The payment obligation would be based on the notional amount of the swap. The Fund may enter into these transactions to hedge the value of the Fund’s portfolio to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or for investment purposes.

The Fund may purchase an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. Alternatively, the Fund may sell an interest rate cap, which would require the cap counterparty to pay a premium to the Fund and would entitle the cap counterparty, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the Fund payment of the difference based on the notional amount.

The Fund may use interest rate swaps or caps for hedging or investment purposes.

Total Return Swaps

The Fund may enter into total return swaps. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying debt or equity security and a floating local short-term interest rate. The payment obligation would be based on the notional amount of the swap. The Fund may use total return swaps for hedging or investment purposes.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. If the Fund purchases securities on a when-issued or delayed delivery basis, it will segregate liquid assets, own positions covering its obligations or enter into offsetting transactions. To the extent the Fund covers its commitment under such portfolio management technique, such instrument will not be considered a senior security for the purposes of the 1940 Act. See “The Fund’s Investments—Investment Strategies—Segregation and Cover Requirements.”

New Securities and Other Investment Techniques

New types of securities and other investment and hedging practices are developed from time to time. Western Asset expects, consistent with the Fund’s investment objectives and policies, to invest in such new types of securities and to engage in such new types of investment practices if Western Asset believes that these investments and investment techniques may assist the Fund in achieving its investment objectives. In addition, Western Asset may use investment techniques and instruments that are not specifically described herein.

Portfolio Turnover

The Fund does not have a formal portfolio turnover policy and does not intend to adopt one. Although the Fund generally intends to hold most of its RMBS and CMBS until maturity, it may, from time to time, sell any of its RMBS and CMBS as part of its overall management of its investment portfolio. When investments are realized, Western Asset will reinvest proceeds therefrom in the Fund’s target assets. Depending on market conditions, Western Asset will also make opportunistic dispositions of the Fund’s investments in its target assets. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Fundamental Investment Policies

The Fund’s (i) investment objectives and (ii) the investment restrictions listed in the SAI, are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Stock (or Preferred Stock, if any). A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

LEVERAGE

The Fund may seek to enhance the level of its current distributions to Common Stockholders through the use of leverage. In an effort to mitigate the overall risk of leverage, the Fund does not intend to incur leverage that exceeds 33 1/3% of the Fund’s Managed Assets immediately after Borrowings and/or issuances of Preferred Stock.

The Fund may use leverage through Borrowings, including loans from certain financial institutions, to the extent available to the Fund), the use of reverse repurchase agreements and/or the issuance of debt securities and possibly through the issuance of Preferred Stock, in an aggregate amount of up to approximately 33 1/3% of the Fund’s Managed Assets immediately after such Borrowings and/or issuances of Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including LMPFA’s and Western Asset’s outlook for the market and the costs that the Fund would incur as a result of such leverage.

Currently, the Fund has no intention to offer notes or debt securities or Preferred Stock, but circumstances may arise such that the Fund may choose to issue Preferred Stock. Borrowings (and any Preferred Stock) will have seniority over Common Stock. Any Borrowings and Preferred Stock (if issued) will leverage your investment in Common Stock. Holders of Common Stock will bear the costs associated with any Borrowings, and if the Fund issues Preferred Stock, Common Stockholders will bear the offering costs of the Preferred Stock issuance. The Board of Directors of the Fund may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the Common Stockholders.

Changes in the value of the Fund’s portfolio securities, including costs attributable to Borrowings or Preferred Stock, will be borne entirely by the holders of the Common Stock. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Stock to a greater extent than if the Fund were not leveraged. During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock the fees paid to LMPFA, Western Asset and Western Asset Limited for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the principal amount of the Borrowings and any assets attributable to the issuance of Preferred Stock. This means that LMPFA, Western Asset, and Western Asset Limited may have a financial incentive to increase the Fund’s use of leverage.

Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Stock. These include the possibility of higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of, and distributions on, the Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Stock to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged. There can be no assurance that the Fund’s leveraging strategy will be successful.

Under the 1940 Act, the Fund is not permitted to issue Preferred Stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Stock (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage less all liabilities other than borrowings).

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s asset coverage less liabilities other than borrowings satisfies the above-referenced 200% coverage requirement. If Preferred Stock is issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Stock from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Stock is outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Stock, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Stock and Preferred Stock voting together as a single class. In the unlikely event that the Fund fails to pay dividends on the Preferred Stock for two years, holders of Preferred Stock would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Stock.

The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for Preferred Stock or debt securities. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede LMPFA, Western Asset, and Western Asset Limited from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain its desired rating on Preferred Stock or debt securities, the Fund will not issue Preferred Stock or debt securities.

Effects of Leverage

The Fund may borrow up to an aggregate amount of $105,000,000 under its revolving credit agreement. The credit agreement renews daily for a 150-day term unless notice to the contrary is given to the Fund, and has a scheduled maturity date of July 13, 2020. At December 31, 2019, the Fund had $98,000,000 of borrowings outstanding per this credit agreement.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

The table further reflects the issuance of leverage representing 33 1/3% of the Fund’s Managed Assets, net of expenses, the Fund’s currently projected annual interest on its leverage of 3.481%.

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Stock Total Return	-16.76%	-9.30%	-1.84%	5.63%	13.09%

Common Stock Total Return is composed of two elements: the Common Stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

RISKS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a security’s issuer, ratings on a security and other market factors. Your securities at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions. Below are the principal risks associated with an investment in the Fund.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Stock represents an indirect investment in the MBS and other assets owned by the Fund. An investment in our Common Stock is not intended to constitute a complete investment program and should not be viewed as such. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. The Fund intends to take advantage of current market dislocations by buying MBS and other securities at depressed prices, but if such dislocations do not persist during the period when the Fund is investing the net proceeds of this offering, the Fund’s returns may be adversely affected. In addition, if the current global economic downturn continues or deteriorates further, the ability of borrowers to service their obligations could be materially and adversely affected. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Market Price Discount from Net Asset Value Risk

The Fund’s Common Stock has traded both at a premium and at a discount to its net asset value. The last reported sale price, as of March 23, 2020 was $13.09 per share. The Fund’s net asset value per share and percentage discount to net asset value per share of its Common Stock as of March 23, 2020 were $13.99 and 6.43%, respectively. There is no assurance that this discount will not continue after the date of this Prospectus or that the Fund’s Common Stock will trade at a premium. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of the Fund’s investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of any offering under this Prospectus. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Fund’s Common Stock depends upon whether the market price of the Fund’s Common Stock at the time of sale is above or below the investor’s purchase price for the Fund’s Common Stock. Because the market price of the Fund’s Common Stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Fund’s Common Stock, stability of distributions, trading volume of the Fund’s Common Stock, general market and economic conditions, and other factors beyond our control, the Fund cannot predict whether the Common Stock will trade at, below or above net asset value or at, below or above the offering price. The Fund’s Common Stock is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.

Risks Related to Investments in MBS

Investing in MBS entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Most MBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. MBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such MBS, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS. In addition, concentrations of MBS of a particular type, as well as concentrations of MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the MBS to additional risk.

The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the MBS; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

MBS represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, lengthening the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage-related and asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and asset-backed security’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related securities at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

The Fund’s success depends on the Western Asset’s ability to analyze the relationship of changing interest rates on prepayments of the mortgage loans that underlie the Fund’s MBS. Changes in interest rates and prepayments affect the market price of the target assets that the Fund intends to purchase and any target assets that the Fund holds at a given time. As part of the Fund’s overall portfolio risk management, Western Asset will analyze interest rate changes and prepayment trends separately and collectively to assess their effects on the Fund’s investment portfolio. In conducting its analysis, Western Asset will depend on certain assumptions based upon historical trends with respect to the relationship between interest rates and prepayments under normal market conditions. If the recent dislocations in the mortgage market or other developments change the way that prepayment trends have historically responded to interest rate changes, Western Asset’s ability to (1) assess the market value of the Fund’s investment portfolio, (2) implement any hedging strategies and (3) implement techniques to reduce prepayment rate volatility would be significantly affected, which could materially adversely affect the Fund’s financial position and results of operations.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher-rated security. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Fund invests, the Fund will not be able to recover all of its investment in the MBS it purchases. MBS in which the Fund invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

MBS generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks as further described below. See “—Non-Agency RMBS Risk” and “—CMBS Risk.”

Non-Agency RMBS Risk

Non-agency RMBS are securities issued by non-governmental issuers, the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four- family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.

Credit-Related Risk Associated with Borrowers on Non-Agency RMBS. Credit-related risk on non-agency RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the non-agency RMBS are issued. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Impact of Real Estate and Mortgage Loan Markets on Non-Agency RMBS. In addition to the foregoing considerations, the market for defaulted residential mortgage loans and foreclosed real estate properties may be very limited. In particular, the economic conditions that lead to a higher rate of delinquencies and defaults on a portfolio of real estate mortgage loans may also lead to a reduction in the value of the related real estate properties, which in turn will result in greater losses upon a foreclosure of the real estate properties. At any one time, a portfolio of non-agency RMBS may be backed by residential mortgage loans that are highly concentrated in only a few states or regions. As a result, the performance of such residential mortgage loans may be more susceptible to a downturn in the economy, including in particular industries that are highly represented in such states or regions, natural calamities and other adverse conditions affecting such areas. In addition, the residential mortgage loans underlying non-agency RMBS may include so-called “jumbo” residential mortgage loans, having original principal balances that are significantly higher than is generally the case for residential mortgage loans. If the portfolio of residential mortgage loans underlying a non-agency RMBS includes a high concentration of “jumbo” residential mortgage loans, the performance of the non-agency RMBS will be more susceptible to the performance of individual borrowers and adverse economic conditions in general than would otherwise be the case.

Another factor that may contribute to, and may in the future result in, higher delinquency and default rates is the increase in monthly payments on adjustable-rate mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable-rate mortgage loans. Moreover, with respect to hybrid mortgage loans after their initial fixed-rate period or other so-called adjustable-rate mortgage loans, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the non-agency RMBS. The past performance of the market for non-agency RMBS is not a reliable indicator of future performance because of the unprecedented and unpredictable performance of the residential mortgage loan market.

As a result of rising concerns about increases in delinquencies and defaults on residential mortgage loans (particularly on subprime and adjustable-rate mortgage loans) and as a result of increasing concerns about the financial strength of originators and servicers and their ability to perform their obligations with respect to non-agency RMBS, there may be an adverse change in the market sentiments of investors about the market values and volatility and the degree of risk of non-agency RMBS generally. Some or all of the underlying residential mortgage loans in an issue of non-agency RMBS may have balloon payments due on their respective maturity dates. Balloon residential mortgage loans involve a greater risk to a lender than fully amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the local or national residential real estate markets, interest rates and general economic conditions and the financial condition of the borrower. If borrowers are unable to make such balloon payments, the related issue of non-agency RMBS may experience losses.

Prepayment Risk Associated with Non-Agency RMBS. Non-agency RMBS are susceptible to prepayment risks. Except in the case of certain types of non-agency RMBS, the mortgage loans underlying non-agency RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related non-agency RMBS, resulting in a reduction in yield to maturity for most holders of such securities. In the case of certain home equity loan securities and certain types of non-agency RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related non-agency RMBS. In addition to reductions in the level of market interest rates and the prepayment provisions of the mortgage loans, repayments on the residential mortgage loans underlying an issue of non-agency RMBS may also be affected by a variety of economic, geographic and other factors, including the size difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. In general, if prevailing interest rates fall significantly below the interest rates on the related residential mortgage loans, the rate of prepayment on the underlying residential mortgage loans would be expected to increase. Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgage loans, the rate of prepayment would be expected to decrease. Prepayments could reduce the yield received on the related issue of non-agency RMBS.

Non-agency RMBS typically contain provisions that require repurchase of mortgage loans by the originator or other seller in the event of a breach of a representation or warranty regarding loan quality and characteristics of such loan. Any repurchase of a mortgage loan as a result of a breach has the same effect on the yield received on the related issue of non-agency RMBS as a prepayment of such mortgage loan. Any increase in breaches of representations and the consequent repurchases of mortgage loans that result from inadequate underwriting procedures and policies and protections against fraud will have the same effect on the yield on the related non-agency RMBS as an increase in prepayment rates. CMBS are also subject to prepayment risk, as described above. Risk of prepayment may be reduced for commercial real estate property loans containing significant prepayment penalties or prohibitions on principal payments for a period of time following origination.

The Fund may also invest in MBS which are IO securities and PO securities. An IO security receives some or all of the interest portion of the underlying collateral and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due. IO securities are sold at a deep discount to their notional principal amount. A PO security does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

Legal Risks Associated with Non-Agency RMBS. Legal risks can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity regulating interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions. Specifically, provisions of federal predatory lending laws, such as the federal Truth-in-Lending Act (as supplemented by the Home Ownership and Equity Protection Act of 1994) and Regulation Z, and various enacted state predatory lending laws provide that a purchaser or assignee of specified types of residential mortgage loans

(including an issuer of non-agency RMBS) may be held liable for violations by the originator of such mortgage loans. Under such assignee liability provisions, a borrower is generally given the right to assert against a purchaser of its mortgage loan any affirmative claims and defenses to payment such borrower could assert against the originator of the loan or, where applicable, the home improvement contractor that arranged the loan. Liability under such assignee liability provisions could, therefore, result in a disruption of cash flows allocated to the holders of non-agency RMBS where either the issuer of such non-agency RMBS is liable in damages or is unable to enforce payment by the borrower. In most but not all cases, the amount recoverable against a purchaser or assignee under such assignee liability provisions is limited to amounts previously paid and still owed by the borrower. Moreover, sellers of residential mortgage loans to an issuer of non-agency RMBS typically represent that the loans have been originated in accordance with all applicable laws and in the event such representation is breached, the seller typically must repurchase the offending loan.

Notwithstanding these protections, an issuer of non-agency RMBS may be exposed to an unquantifiable amount of potential assignee liability because, first, the amount of potential assignee liability under certain predatory lending laws is unclear and has yet to be litigated, and, second, in the event a predatory lending law does not prohibit class action lawsuits, it is possible that an issuer of non-agency RMBS could be liable in damages for more than the original principal amount of the offending loans held by it. In such circumstances the issuer of non-agency RMBS may be forced to seek contribution from other parties, who may no longer exist or have adequate funds available to fund such contribution.

In addition, structural and legal risks of non-agency RMBS include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer. Challenges based on such doctrines could result also in cash flow delays and losses on the related issue of non-agency RMBS.

In some cases, servicers of non-agency RMBS have been the subject of legal proceedings involving the origination and/or servicing practices of such servicers. Large groups of private litigants and states attorneys general have brought such proceedings. Because of the large volume of mortgage loans originated and serviced by such servicers, such litigation can cause heightened financial strain on servicers. In other cases, origination and servicing practices may cause or contribute to such strain, because of representation and warranty repurchase liability arising in MBS and mortgage loan sale transactions. Any such financial strain could cause servicers to service below required standards, causing delinquencies and losses in any related MBS transaction to rise, and in extreme cases could cause the servicer to seek the protection of any applicable bankruptcy or insolvency law. In any such proceeding, it is unclear whether the fees that the servicer charges in such transactions would be sufficient to permit that servicer or a successor servicer to service the mortgage loans in such transaction adequately. If such fees had to be increased, it is likely that the most subordinated security holders in such transactions would be effectively required to pay such increased fees. Finally, these entities may be the subject of future laws designed to protect consumers from defaulting on their mortgage loans. Such laws may have an adverse effect on the cash flows paid under such non-agency RMBS.

In the past year, a number of lenders specializing in residential mortgages have sought bankruptcy protection, shut down or been refused further financings from their lenders. In addition, certain lenders who service and/or issue non-agency RMBS have announced that they are being investigated by or have received information requests from U.S. federal and/or state authorities, including the Securities and Exchange Commission. As a result of such investigations and other similar investigations and general concerns about the adequacy or accuracy of disclosure of risks to borrowers and their understanding of such risks, U.S. financial regulators have indicated that they may propose new guidelines for the mortgage industry. Guidelines, if introduced, together with the other factors described herein, may make it more difficult for borrowers with weaker credit to refinance, which may lead to further increases in delinquencies, extensions in duration and losses in mortgage-related assets. Furthermore, because some mortgage loans have high recoveries, and as property values decline, increasing loan-to-value ratios, recoveries on some defaulted mortgage loans are more likely to be less than the amounts owed under such mortgage loans, resulting in higher net losses than would have been the case had property values remained the same or increased.

CMBS Risk

CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.

The exercise of remedies and successful realization of liquidation proceeds relating to CMBS is also highly dependent on the performance of the servicer or special servicer. In many cases, overall control over the special servicing of related underlying mortgage loans will be held by a “directing certificateholder” or a “controlling class representative,” which is appointed by the holders of the most subordinate class of CMBS in such series. The Fund may not have the right to appoint the directing certificateholder. In connection with the servicing of the specially serviced mortgage loans, the related special servicer may, at the direction of the directing certificateholder, take actions with respect to the specially serviced mortgage loans that could adversely affect the Fund’s interests. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Western Asset will value the Fund’s potential CMBS investments based on loss-adjusted yields, taking into account estimated future losses on the mortgage loans included in the securitization’s pool of loans, and the estimated impact of these losses on expected future cash flows. Western Asset’s loss estimates may not prove accurate, as actual results may vary from estimates. In the event that Western Asset overestimates the pool level losses relative to the price the Fund pays for a particular CMBS investment, the Fund may experience losses with respect to such investment.

Interest Rate Risk Associated with Non-Agency RMBS and CMBS

The rate of interest payable on certain non-agency RMBS and CMBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such non-agency RMBS and CMBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such non-agency RMBS and CMBS.

The value of fixed rate debt securities can be expected to vary inversely with changes in prevailing interest rates. Fixed rate debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.

Structural Risks Associated with Non-Agency RMBS and CMBS

Because non-agency RMBS generally are ownership or participation interests in pools of mortgage loans secured by a pool of one- to four-family residential properties underlying the mortgage loan pool, the non-agency RMBS are entitled to payments provided for in the underlying agreement only when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of non-agency RMBS do not have the legal status of secured creditors, and cannot accelerate a claim for payment on their securities, or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of non-agency RMBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected. A similar risk is associated with CMBS.

Subordination Risk Associated with Non-Agency RMBS and CMBS

The non-agency RMBS and CMBS may be subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans. For example, in the case of certain non-agency RMBS and CMBS, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero. As a result, non-agency RMBS and CMBS may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.

Credit Risk

Credit risk is the risk that one or more MBS or other securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends and on the market price of the Common Stock. Ratings may not accurately reflect the actual credit risk associated with a security. If a security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, LMPFA and Western Asset will consider what action, including the sale of the security, is in the best interests of the Fund and its stockholders. There can be no assurance that any action that may be taken by LMPFA or Western Asset will be implemented in a timely manner or that such actions will preserve the value of your investment in the Fund. Securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities, potentially making them difficult to value. Issuers of below investment grade securities are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. It is likely that the current economic recession may severely disrupt the market for such securities and have an adverse impact on the value of such securities. In addition, it is likely that continued economic deterioration may adversely affect the ability of such issuers to repay principal and pay interest on these securities and increase the incidence of default for such securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The current economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the current economic downturn continues or worsens, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect the individual circumstances of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Fund’s net asset value and the market value of its Common Stock. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than in the market for investment grade securities. The prices quoted by different dealers for below investment grade securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations also may be adversely affected by adverse developments in its business or affairs, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such securities may not be clear.

Interest Rate Risk

Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Interest rates are currently low relative to historic levels. As of March 30, 2020, the FOMC of the U.S. Federal Reserve has set its target federal funds rate at which depository institutions lend reserve balances to other depository institutions overnight to at or near zero percent and the U.S. Federal Reserve has expanded its balance sheet to increase its purchases of debt securities. In the future, the FOMC may increase or decrease the target federal funds rate, and the U.S. Federal Reserve may increase, decrease or eliminate its purchases of debt securities.

Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

An increase in the interest payments on the Fund’s borrowings relative to the interest it earns on its investment securities may adversely affect the Fund’s profitability. The Fund earns money based upon the spread between the interest payments it earns on its investment securities and the interest payments it must make on its borrowings.

The Fund relies primarily on short-term borrowings to acquire investment securities with long-term maturities. Accordingly, if short-term interest rates increase, this may adversely affect its profitability. Some of the investment securities the Fund may acquire are adjustable-rate securities. This means that their interest rates may vary over time based upon changes in an objective index, such as:

•	LIBOR. The interest rate that banks in London offer for deposits in London of U.S. dollars.

•	Treasury Rate. A monthly or weekly average yield of benchmark Treasury securities, as published by the Board of Governors of the United States Federal Reserve.

•	CD Rate. The weekly average of secondary market interest rates on six-month negotiable certificates of deposit, as published by the Board of Governors of the United States Federal Reserve.

These indices generally reflect short-term interest rates.

The interest rates on the Fund’s borrowings similarly vary with changes in an objective index. Nevertheless, the interest rates on the Fund’s borrowings generally adjust more frequently than the interest rates on its adjustable-rate investment securities. In a period of rising interest rates, the Fund could experience a decrease in net income or a net loss because the interest rates on its borrowings adjust faster than the interest rates on its adjustable-rate investment securities.

In a period of rising interest rates, the Fund’s interest and dividend payments could increase while the interest it earns on its fixed-rate MBS would not change. This would adversely affect the Fund’s profitability.

Rising interest rates generally reduce the demand for mortgage loans due to the higher cost of borrowing. A reduction in the volume of mortgage loans originated may affect the volume of target assets available to the Fund, which could adversely affect the Fund’s ability to acquire assets that satisfy its investment objectives. Rising interest rates may also cause target assets that were issued prior to an interest rate increase to provide yields that are below prevailing market interest rates. If rising interest rates cause the Fund to be unable to acquire a sufficient volume of target assets with a yield that is above the Fund’s borrowing cost, its ability to satisfy its investment objectives and to generate income and make distributions may be materially and adversely affected.

The relationship between short-term and longer-term interest rates is often referred to as the “yield curve.” Ordinarily, short-term interest rates are lower than longer-term interest rates. If short-term interest rates rise disproportionately relative to longer-term interest rates (a flattening of the yield curve), the Fund’s borrowing costs may increase more rapidly than the interest income earned on the Fund’s assets. Because the Fund expects that its investments, on average, generally will bear interest based on longer-term rates than its borrowings, a flattening of the yield curve would tend to decrease the Fund’s net income and the market value of its net assets. Additionally, to the extent cash flows from investments that return scheduled and unscheduled principal are reinvested, the spread between the yields on the new investments and available borrowing rates may decline, which would likely decrease the Fund’s net income. It is also possible that short-term interest rates may exceed longer-term interest rates (a yield curve inversion) in which event the Fund’s borrowing costs may exceed its interest income and the Fund could incur operating losses.

Leverage Risk

As of March 30, 2020, the Fund had a revolving credit facility with a financial institution. The Fund may seek to enhance the level of its current distributions to holders of Common Stock through the use of leverage. The Fund may use leverage directly at the Fund level. In an effort to mitigate the overall risk of leverage, the Fund does not intend to incur leverage that exceeds 33 1/3% of the Fund’s Managed Assets immediately after Borrowings and/or issuances of Preferred Stock.

The Fund also may establish a standby credit facility in an amount up to 5% of Managed Assets as a temporary measure for purposes of making distributions to stockholders in order to maintain its favorable tax status as a regulated investment company. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined direct and implicit leverage ratio of up to 33 1/3% of the Fund’s Managed Assets.

The Fund will pay (and Common Stockholders will bear) any costs and expenses relating to the use of leverage by the Fund, to the extent the Fund bears such costs, which will result in a reduction in the net asset value of the Common Stock.

Leverage may result in greater volatility of the net asset value and market price of, and distributions on, the Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Stock, if any, are borne entirely by Common Stockholders. Common Stock income may fall if the interest rate on Borrowings or the dividend rate on Preferred Stock rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Stock varies. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Stockholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Stockholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged. There can be no assurance that the Fund’s leveraging strategy will be successful.

During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA, Western Asset, and Western Asset Limited for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the amount of Borrowings and any assets attributable to Preferred Stock. This means that LMPFA, Western Asset and Western Asset Limited may have a financial incentive to increase the Fund’s use of leverage.

Any decline in the net asset value of the Fund will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in net asset value to Common Stockholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Stock.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The current weakness in the financial markets, the residential and commercial mortgage markets and the economy could adversely affect one or more of the Fund’s potential lenders and could cause one or more of the Fund’s potential lenders to be unwilling or unable to provide the Fund with financing or to increase the costs of that financing. Current market conditions have affected different types of financing for mortgage-related assets to varying degrees, with some sources generally being unavailable, others being available but at a higher cost, while others are largely unaffected. For example, in the repurchase agreement market, non-agency RMBS have been more difficult to finance than agency RMBS. Repurchase agreement counterparties have generally increased haircuts, which are the percentages that represent how much the amount of the loan is less than the value of the collateral securing the loan. Repurchase agreement counterparties have taken these steps in order to compensate themselves for a perceived increased risk due to the illiquidity of the underlying collateral. In some cases, margin calls have forced borrowers to liquidate collateral in order to meet the capital requirements of these margin calls, resulting in losses.

The return on the Fund’s assets and cash available for distribution to Common Stockholders may be reduced to the extent that market conditions prevent the Fund from leveraging assets or cause the cost of the Fund’s financing to increase relative to the income that can be derived from the assets acquired. The Fund’s financing costs will reduce cash available for distributions to Common Stockholders. The Fund may not be able to meet its financing obligations and, to the extent that it cannot, it risks the loss of some or all of its assets to liquidation or sale to satisfy the obligations under its repurchase agreements. A decrease in the value of these assets may lead to margin calls which the Fund will have to satisfy. The Fund may not have the funds available to satisfy any such margin calls and may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses. The satisfaction of such margin calls may reduce cash flow available for distribution to Common Stockholders. Any reduction in distributions to Common Stockholders may cause the value of the Fund’s Common Stock to decline.

ABS Risk

The Fund may invest up to 20% of its Managed Assets in non-mortgage related ABS. Investing in ABS entails various risks, including credit risks, liquidity risks, interest rate risks, market risks and legal risks. Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. The structure of an ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including the maturity of the ABS itself) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS. The Fund may invest in ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Below Investment Grade (“High Yield” or “Junk”) Securities Risk

A significant portion of the Fund’s portfolio may consist of below investment grade securities. The Fund will invest a substantial portion of its assets in MBS that were originally rated AAA, but subsequently have been downgraded to below investment grade. As a result of being downgraded to below investment grade, these assets will be regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade securities may be particularly susceptible to economic downturns. It is likely that the current economic recession could further disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Common Stock, both in the short-term and the long-term.

Distressed Investments

The Fund will invest in distressed securities, which are securities and obligations of companies that are experiencing financial or business difficulties. Distressed investments may result in significant returns to the Fund, but also involve a substantial degree of risk. Among the risks inherent in distressed situations is the fact that it frequently may be difficult to obtain information as to the true condition of the securities being purchased. The market prices of distressed securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally experienced.

The Fund intends to invest in distressed investments including non-performing and sub-performing RMBS and CMBS, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Western Asset’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment.

Furthermore, investments in assets operating in workout modes or under Chapter 11 of the United States Bankruptcy Code, as amended, and other comparable bankruptcy laws may, in certain circumstances, be subject to certain additional potential liabilities that may exceed the value of the Fund’s original investment. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or counterclaims may be filed and lenders may be found liable for damages suffered by various parties as a result of such actions. In addition, under certain circumstances, payments to the Fund and distributions by the Fund to its investors may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

The Fund is not limited in its ability to invest in distressed investments.

Credit Risk Associated with Originators and Servicers of Residential and Commercial Mortgage Loans

A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Such difficulties may affect the performance of non-agency RMBS and CMBS backed by mortgage loans. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related non-agency RMBS and CMBS. Delinquencies and losses on, and, in some cases, claims for repurchase by the originator of, mortgage loans originated by some mortgage lenders have increased as a result of inadequate underwriting procedures and policies, including inadequate due diligence, failure to comply with predatory and other lending laws and, particularly in the case of any “no documentation” or “limited documentation” mortgage loans that may support non-agency RMBS, inadequate verification of income and employment history. Delinquencies and losses on, and claims for repurchase of, mortgage loans originated by some mortgage lenders have also resulted from fraudulent activities of borrowers, lenders, appraisers, and other residential mortgage industry participants such as mortgage brokers, including misstatements of income and employment history, identity theft and overstatements of the appraised value of mortgaged properties. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt and thereby increase the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency RMBS, CMBS and subordinated security holders.

The servicers of non-agency RMBS and CMBS are often the same entities as, or affiliates of, the originators of these mortgage loans. Accordingly, the financial risks relating to originators of non-agency RMBS and CMBS described immediately above also may affect the servicing of non-agency RMBS and CMBS. In the case of such servicers, and other servicers, financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on sale of underlying properties following foreclosure.

Non-agency RMBS and CMBS typically provide that the servicer is required to make advances in respect of delinquent mortgage loans. However, servicers experiencing financial difficulties may not be able to perform these obligations or obligations that they may have to other parties of transactions involving these securities. Like originators, these entities are typically very highly leveraged. Such difficulties may cause servicers to default under their financing arrangements. In certain cases, such entities may be forced to seek bankruptcy protection. Due to the application of the provisions of bankruptcy law, servicers who have sought bankruptcy protection may not be required to advance such amounts. Even if a servicer were able to advance amounts in respect of delinquent mortgage loans, its obligation to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgage loans or declining value of the related mortgaged properties. Moreover, servicers may overadvance against a particular mortgage loan or charge too many costs of resolution or foreclosure of a mortgage loan to a securitization, which could increase the potential losses to holders of non-agency RMBS and CMBS. In such transactions, a servicer’s obligation to make such advances may also be limited to the amount of its servicing fee. In addition, if an issue of non-agency RMBS and CMBS provides for interest on advances made by the servicer, in the event that foreclosure proceeds or payments by borrowers are not sufficient to cover such interest, such interest will be paid to the servicer from available collections or other mortgage income, thereby reducing distributions made on the non-agency RMBS and CMBS and, in the case of senior-subordinated non-agency RMBS and CMBS described below, first from distributions that would otherwise be made on the most subordinated non-agency RMBS and CMBS of such issue. Any such financial difficulties may increase the possibility of a servicer termination and the need for a transfer of servicing and any such liabilities or inability to assess such liabilities may increase the difficulties and costs in affecting such transfer and the potential loss, through the allocation of such increased cost of such transfer, to subordinated security holders.

There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans. Because the recent financial difficulties experienced by such originators and services is unprecedented and unpredictable, the past performance of the residential and commercial mortgage loans originated and serviced by them (and the corresponding performance of the related non-agency RMBS and CMBS) is not a reliable indicator of the future performance of such residential mortgage loans (or the related non-agency RMBS and CMBS).

Subprime Mortgage Market Risk

The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities. Delinquencies and losses on residential mortgage loans (especially subprime and second-line mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of housing values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The Fund may acquire non-agency RMBS backed by collateral pools of mortgage loans that have been originated using underwriting standards that are less restrictive than those used in underwriting “prime mortgage loans” and “Alt-A mortgage loans.” These lower standards include mortgage loans made to borrowers having imperfect or impaired credit histories, mortgage loans where the amount of the loan at origination is 80% or more of the value of the mortgage property, mortgage loans made to borrowers with low credit scores, mortgage loans made to borrowers who have other debt that represents a large portion of their income and mortgage loans made to borrowers whose income is not required to be disclosed or verified. Due to economic conditions, including increased interest rates and lower home prices, as well as aggressive lending practices, subprime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and they are likely to continue to experience delinquency, foreclosure, bankruptcy and loss rates that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Thus, because of the higher delinquency rates and losses associated with subprime mortgage loans, the performance of non-agency RMBS backed by subprime mortgage loans that the Fund may acquire could be correspondingly adversely affected, which could adversely impact the Fund’s results of operations, financial condition and business.

If the economy of the United States further deteriorates, the incidence of mortgage foreclosures, especially subprime mortgages, may continue to increase, which may adversely affect the value of any MBS owned by the Fund. The U.S. Congress and various government regulatory authorities have discussed the possibility of restructuring mortgages and imposing forbearance requirements on defaulted mortgages. Neither LMPFA nor Western Asset can predict the form any such modifications, forbearance or related regulations might take, and these regulations may adversely affect the value of MBS owned by the Fund.

Risks Relating to Investments in Mortgage Whole Loans

Credit Risk Associated With Investments in Mortgage Whole Loans

The holder of residential and commercial mortgages assumes the risk that the related borrowers may default on their obligations to make full and timely payments of principal and interest. In general, these investments carry greater investment risk than agency MBS/CMBS because the former are not guaranteed as to principal or interest by the U.S. Government, any federal agency or any federally chartered corporation. As a result, a mortgage whole loan is directly exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying property, the creditworthiness and financial position of the borrower, and the priority and enforceability of the lien are each of great importance. Whether or not Legg Mason, Western Asset or their affiliates have participated in the negotiation of the terms of any such mortgages, there can be no assurance as to the adequacy of the protection of the terms of the loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, claims may be asserted that might interfere with enforcement of the rights of the Fund. In the event of a foreclosure, the Fund may assume direct ownership of the underlying real estate. The liquidation proceeds upon sale of such real estate may not be sufficient to recover the Fund’s cost basis in the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Higher-than-expected rates of default and/or higher-than-expected loss severities on these investments could adversely affect the value of these assets. Accordingly, defaults in the payment of principal and/or interest on the Fund’s residential and commercial whole loans would likely result in the Fund incurring losses of income from, and/or losses in market value relating to, these assets, which could materially adversely affect the Fund’s results of operations.

Holders of residential and commercial whole loans are subject to the risk that the related borrowers may default or have defaulted on their obligations to make full and timely payments of principal and interest. A number of factors impact a borrower’s ability to repay including, among other things, changes in employment status, changes in interest rates or the availability of credit, and changes in real estate values. In addition to the credit risk associated with these assets, residential and commercial whole loans are less liquid than certain of the Fund’s other credit sensitive assets, which may make them more difficult to dispose of if the need or desire arises. If actual results are different from the Fund’s assumptions in determining the prices paid to acquire such loans, particularly if the market value of the underlying properties decreases significantly subsequent to purchase, we may incur significant losses, which could materially adversely affect the Fund’s results.

Servicing-Related Risks of Mortgage Whole Loans

We rely on third-party servicers to service and manage the mortgages underlying the Fund’s loan portfolio. The ultimate returns generated by these investments may depend on the quality of the servicer. If a servicer is not vigilant in seeing that borrowers make their required monthly payments, borrowers may be less likely to make these payments, resulting in a higher frequency of default. If a servicer takes longer to liquidate non-performing mortgages, the Fund’s losses related to those loans may be higher than originally anticipated. Any failure by servicers to service these mortgages and/or to competently manage and dispose of REO properties could negatively impact the value of these investments and the Fund’s financial performance. In addition, while we have contracted with third-party servicers to carry out the actual servicing of the loans (including all direct interface with the borrowers), for loans that we purchase together with the related servicing rights, we are nevertheless ultimately responsible, vis-à-vis the borrowers and state and federal regulators, for ensuring that the loans are serviced in accordance with the terms of the related notes and mortgages and applicable law and regulation. In light of the current regulatory environment, such exposure could be significant even though we might have contractual claims against the Fund’s servicers for any failure to service the loans to the required standard.

The foreclosure process, especially in judicial foreclosure states such as New York, Florida and New Jersey, can be lengthy and expensive, and the delays and costs involved in completing a foreclosure, and then subsequently liquidating the REO property through sale, may materially increase any related loss. In addition, at such time as title is taken to a foreclosed property, it may require more extensive rehabilitation than we estimated at acquisition. Thus, a material amount of foreclosed residential mortgage loans, particularly in the states mentioned above, could result in significant losses in the Fund’s residential and commercial whole loan portfolio and could materially adversely affect the Fund’s results of operations.

Prepayment Risk Associated With Investments in Mortgage Whole Loans

The residential and commercial whole loans we acquire are backed by pools of residential and commercial mortgage loans. We receive payments, generally, from the payments that are made on these underlying residential and commercial mortgage loans. While commercial mortgages frequently include limitations on the ability of the borrower to prepay, Residential and Commercial mortgages generally do not. When borrowers prepay their residential and commercial mortgage loans at rates that are faster than expected, the net result is prepayments that are faster than expected on the residential and commercial whole loans. These faster than expected payments may adversely affect the Fund’s profitability.

We may purchase residential and commercial whole loans that have a higher interest rate than the then prevailing market interest rate. In exchange for this higher interest rate, we may pay a premium to par value to acquire the asset. In accordance with accounting rules, we amortize this premium over the expected term of the asset based on the Fund’s prepayment assumptions. If the asset is prepaid in whole or in part at a faster than expected rate, however, we must expense all or a part of the remaining unamortized portion of the premium that was paid at the time of the purchase, which will adversely affect the Fund’s profitability.

Prepayment rates generally increase when interest rates fall and decrease when interest rates rise, but changes in prepayment rates are difficult to predict. House price appreciation, while increasing the value of the collateral underlying the Fund’s residential and commercial whole loans, may increase prepayment rates as borrowers may be able to refinance at more favorable terms. Prepayments can also occur when borrowers default on their residential and commercial mortgages and the mortgages are prepaid from the proceeds of a foreclosure sale of the property (an involuntary prepayment), or when borrowers sell the property and use the sale proceeds to prepay the mortgage as part of a physical relocation. Prepayment rates also may be affected by conditions in the housing and financial markets, increasing defaults on Residential and Commercial mortgage loans, which could lead to an acceleration of the payment of the related principal, general economic conditions and the relative interest rates on fixed-rate mortgages and ARMs. While we seek to manage prepayment risk, in selecting residential and commercial whole loans investments we must balance prepayment risk against other risks, the potential returns of each investment and the cost of hedging the Fund’s risks. No strategy can completely insulate us from prepayment or other such risks, and we may deliberately retain exposure to prepayment or other risks.

In addition, a decrease in prepayment rates may adversely affect the Fund’s profitability. When borrowers prepay their residential and commercial mortgage loans at slower than expected rates, prepayments on the residential and commercial whole loans may be slower than expected. These slower than expected payments may adversely affect the Fund’s profitability. We may purchase residential and commercial whole loans that have a lower interest rate than the then prevailing market interest rate. In exchange for this lower interest rate, we may pay a discount to par value to acquire the asset. In accordance with accounting rules, we accrete this discount over the expected term of the asset based on the Fund’s prepayment assumptions. If the asset is prepaid at a slower than expected rate, however, we must accrete the remaining portion of the discount at a slower than expected rate. This will extend the expected life of the asset and result in a lower than expected yield on assets purchased at a discount to par.

Geographic Concentration Risk Associated With Residential and Commercial Whole Loans

The Fund’s performance depends on the economic conditions in markets in which the properties securing the mortgage loans underlying the Fund’s investments are concentrated. As of March 30, 2020, a substantial portion of the appropriate assets for this portfolio had underlying properties in California. The Fund’s financial condition, results of operations, the market price of the Fund’s common stock and the Fund’s ability to make distributions to the Fund’s stockholders could be materially and adversely affected by this geographic concentration if market conditions, such as an oversupply of space or a reduction in demand for real estate in an area, deteriorate in California. Moreover, due to the geographic concentration of properties securing the mortgages underlying the Fund’s investments, the Fund may be disproportionately affected by general risks such as natural disasters, including major wildfires, floods and earthquakes, severe or inclement weather, and acts of terrorism should such developments occur in or near the markets in California in which such properties are located.

Other Risks Associated with Mortgage Whole Loans

Mortgage whole loans have risks above and beyond those discussed above. For example, mortgage whole loans are subject to “special hazard” risk (property damage caused by hazards, such as earthquakes or environmental hazards, not covered by standard property insurance policies) and to bankruptcy risk (reduction in a borrower’s mortgage debt by a bankruptcy court). In addition, claims may be assessed against the Fund on account of its position as mortgage holder or property owner, including responsibility for tax payments, environmental hazards and other liabilities.

Tax Risks

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy certain distribution and asset diversification requirements. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Risk of Taxable Income in Excess of Economic Income. The Fund expects to acquire debt instruments in the secondary market for less than their stated redemption price at maturity. The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectability rather than current market interest rates. The amount of such discount will nevertheless generally be treated as “market discount” for U.S. federal income tax purposes. Market discount on a debt instrument accrues ratably on a daily basis, unless an election is made to accrue market discount on the basis of the constant yield to maturity of the debt instrument, based generally on the assumption that all future payments on the debt instrument will be made. Absent an election to accrue currently, accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made. Payments on residential mortgage loans are ordinarily made monthly, and include both principal and interest, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full.

Similarly, many of the debt instruments (including MBS) that the Fund purchases will likely have been issued with original issue discount (“OID”), which discount might reflect doubt as to whether the entire principal amount of such debt instruments will ultimately prove to be collectible. The Fund will be required to report such OID based on a constant yield method and income will be accrued and be currently taxable based on the assumption that all future projected payments due on such debt instruments will be made.

Finally, in the event that any debt instruments (including MBS) acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubt as to its ultimate collectability. Similarly, the Fund may be required to accrue interest income with respect to subordinate MBS at the stated rate regardless of whether corresponding cash payments are received or are ultimately collectible.

Status as Regulated Investment Company. As described under the heading “Certain United States Federal Income Tax Considerations,” the Fund must satisfy, among other requirements, an asset diversification test in order to qualify as a regulated investment company under Subchapter M of the Code. Under that test, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to satisfy as of the close of any quarter the asset diversification test referred to in the preceding paragraph, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. Other cure provisions are available in the Code for a failure to satisfy the asset diversification test, but any such cure provision may involve the payment of a penalty excise tax. If the Fund fails to cure an asset diversification violation, it may lose its status as a regulated investment company under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to stockholders. In addition, all distributions (including distributions of net capital gain) would be taxed to the Fund’s Common Stockholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a regulated investment company could have a material adverse effect on the value of the Fund’s Common Stock and the amount of Fund distributions.

Risks Associated with the Fund’s Ability To Satisfy Regulated Investment Company Distribution Requirements. The Fund generally must distribute annually at least 90% of its taxable income, excluding any net capital gain, in order to maintain its qualification as a regulated investment company for U.S. federal income tax purposes. To the extent that the Fund satisfies this distribution requirement, but distributes less than 100% of its taxable income and net capital gain, the Fund will be subject to U.S. federal corporate income tax on the Fund’s undistributed taxable income. In addition, the Fund will be subject to a 4% nondeductible excise tax if the actual amount that the Fund distributes to its stockholders in a calendar year is less than a minimum amount specified under U.S. federal income tax laws. The Fund intends to make distributions to its stockholders to comply with the requirements of the Code and to avoid paying U.S. federal income taxes and, if practicable, excise taxes, on undistributed taxable income. However, differences in timing between the recognition of taxable income and the actual receipt of cash could require the Fund to sell assets (including (i) cash, (ii) bank deposits, (iii) Treasury securities with maturities of not more than 90 calendar days, (iv) money market mutual funds that (a) are registered with the the SEC and regulated under Rule 2a-7 promulgated under the 1940 Act and (b) invest exclusively in direct obligations of the United States or obligations the prompt payment of the principal of and interest on which is unconditionally guaranteed by the United States, (v) repurchase agreements secured by Treasury securities (if permitted by the Treasury) and (vi) any other investment approved by the Treasury in writing (collectively, “Temporary Investments”)) or borrow funds on a short-term or long-term basis or issue cash-stock dividends (described below) to meet the distribution requirements of the Code.

The Fund may find it difficult or impossible to meet distribution requirements in certain circumstances. Due to the nature of the assets in which the Fund intends to invest, the Fund’s taxable income may exceed the Fund’s net income as determined based on generally accepted accounting principles (“GAAP”) because, for example, realized capital losses will be deducted in determining the Fund’s GAAP net income but may not be deductible in computing the Fund’s taxable income required to be distributed. In addition, the Fund may invest in assets, including debt instruments requiring the Fund to accrue OID, that generate taxable income (referred to as “phantom income”) in excess of economic income or in advance of the corresponding cash flow from the assets. In addition, if the debt instruments provide for “payment-in-kind” or PIK interest, the Fund may recognize OID for federal income tax purposes. Moreover, the Fund may acquire distressed debt investments that are subsequently modified by agreement with the borrower. If the amendments to the outstanding debt are “significant modifications” under the applicable Treasury regulations, the modified debt may be considered to have been reissued to the Fund in a debt-for-debt exchange with the borrower. In that event, if the debt is considered to be “publicly traded” for federal income tax purposes, the modified debt in the hands of the Fund may be considered to have been issued with OID to the extent the fair-market value of the modified debt is less than the principal amount of the outstanding debt. Also, certain previously modified debt that the Fund acquires in the secondary market may be considered to have been issued with OID at the time it was modified. In general, the Fund will be required to accrue OID on a debt instrument as taxable income in accordance with applicable federal income tax rules even though no cash payments may be received on such debt instrument. In the event a borrower with respect to a particular debt instrument encounters financial difficulty rendering it unable to pay stated interest as due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, the Fund may be required to accrue interest income with respect to subordinate MBS at the stated rate regardless of when their corresponding cash payments are received. Further, the Fund may invest in assets that accrue market discount income, which may result in the recognition of taxable income in excess of the Fund’s economic gain in certain situations or the deferral of a portion of the Fund’s interest deduction paid on debt incurred to acquire or carry such assets.

Due to each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a significant risk that the Fund may have substantial taxable income in excess of cash available for distribution. To satisfy its distribution requirements, the Fund may borrow on unfavorable terms or distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt. In addition, the Fund may make distributions in its Common Stock to satisfy the distribution requirements necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes, but no assurances can be given in this regard. Moreover, if the Fund’s only feasible alternative were to make a taxable distribution of the Fund’s Common Stock to comply with the regulated investment company distribution requirements for any taxable year and the value of the Fund’s Common Stock was not sufficient at such time to make a distribution to its Common Stockholders in an amount at least equal to the minimum amount required to comply with such regulated investment company distribution requirements, the Fund would generally fail to qualify as a regulated investment company for such taxable year.

Despite undertaking the efforts mentioned in the previous paragraph, the Fund may not be able to distribute the amounts necessary to satisfy the distribution requirements necessary to maintain its regulated investment company status for U.S. federal income taxes and to avoid U.S. federal income and excise taxes. If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, material adverse tax consequences would result to investors. The Fund would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s Common Stockholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its Common Stockholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the Internal Revenue Service (“IRS”). In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of 5 years, in order to qualify as a regulated investment company in a subsequent year.

Cash/Stock Dividend Risks. The Fund may distribute taxable dividends that are payable in cash and Common Stock at the election of each Common Stockholder. Under IRS Revenue Procedure 2017-45, up to 80% of any such taxable dividend could be payable in the Fund’s Common Stock with the 20% or greater balance paid in cash. Common Stockholders receiving such dividends will be required to include the full amount of the dividend as taxable income to the extent of the Fund’s current and accumulated earnings and profits for federal income tax purposes. As a result, Common Stockholders may be required to pay federal income taxes with respect to such dividends in excess of the cash dividends received. If a Common Stockholder sells the Common Stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Fund’s Common Stock at the time of the sale. Furthermore, with respect to non-U.S. Common Stockholders, the Fund may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in Common Stock. In addition, if a significant number of the Fund’s Common Stockholders determine to sell shares of the Fund’s Common Stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of the Fund’s Common Stock. It is unclear whether and to what extent the Fund will be able to pay taxable dividends in cash and Common Stock (whether pursuant to Revenue Procedure 2017-45 or otherwise).

Government Intervention in Financial Markets Risk

United States federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Western Asset monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Currency Risks

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks. See “—Derivatives Risk.”

Expedited Transactions

Investment analyses and decisions by LMPFA and Western Asset may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to LMPFA or Western Asset at the time of an investment decision may be limited, and LMPFA and Western Asset may not have access to detailed information regarding the investment opportunity. Therefore, no assurance can be given that LMPFA or Western Asset will have knowledge of all circumstances that may adversely affect an investment.

Extension Risk

Extension, or slower prepayments of the underlying mortgage loans, would extend the time it would take to receive cash flows and would generally compress the yield on non-agency RMBS and CMBS. Rising interest rates can cause the average maturity of the Fund to lengthen due to a drop in mortgage prepayments. This will increase both the sensitivity to rising interest rates and the potential for price declines of the Fund.

“Widening” Risk

The prices of non-agency RMBS or CMBS may decline substantially, for reasons that may not be attributable to any of the other risks described in this prospectus. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.

Management Risk and Reliance on Key Personnel

The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Fund depends upon the diligence and skill of the portfolio managers, who evaluate, negotiate, structure and monitor its investments. These individuals do not have long-term employment contracts with Western Asset, although they do have equity interests and other financial incentives to remain with the Western Asset. The Fund also depends on the senior management of LMPFA, and the departure of any of the senior management of LMPFA could have a material adverse effect on the Fund’s ability to achieve its investment objectives. In addition, there is no guarantee that the Western Asset will remain our investment adviser.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments, including MBS, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of MBS. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many MBS remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s MBS uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in Common Stock.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market and the failure of major financial institutions, have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments may increase the volatility of the value of securities owned by the Fund and also may make it more difficult for the Fund to accurately value securities or to sell securities on a timely basis. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Investment Focus

The Fund invests a substantial portion of its assets in MBS and mortgage whole loans. As a result, the Fund will be affected to a greater degree by events affecting the MBS and mortgage whole loan markets, than if it invested in a broader array of securities, and such impact could be considerably greater than if it did not focus its investments to such an extent, particularly as a result of the leveraged nature of its investments. Such restrictions on the type of securities in which the Fund may invest may adversely affect the Fund’s ability to achieve its investment objectives.

The Fund employs a variety of proprietary risk analytics and risk management tools in connection with making and monitoring portfolio investments. Prospective investors should be aware that no risk management or portfolio analytics system is fail-safe, and no assurance can be given that risk frameworks employed by either LMPFA and/or Western Asset (e.g., stop-win, stop-loss, Sharpe Ratios, loss limits, value-at-risk or any other methodology now known or later developed) will achieve their objectives and prevent or otherwise limit substantial losses. No assurance can be given that the risk management systems and techniques or pricing models will accurately predict future trading patterns or the manner in which investments are priced in financial markets in the future. In addition, certain risk management tools may rely on certain assumptions (e.g., historical interest rates, anticipated rate trends) and such assumptions may prove incorrect.

Competition for Investment Opportunities

Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. The Fund’s profitability depends, in large part, on its ability to acquire target assets at attractive prices. In acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by LMPFA or Western Asset), commercial and investment banks, commercial finance and insurance companies and other financial institutions. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than does the Fund. Some competitors may have a lower cost of funds and access to funding sources that may not be available to the Fund, such as funding from the U.S. government, if the Fund is not eligible to participate in certain programs established by the U.S. government. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than the Fund. Furthermore, competition for investments in the Fund’s target assets may lead to the price of such assets increasing, which may further limit the Fund’s ability to generate desired returns. The Fund cannot assure you that the competitive pressures it faces will not have a material adverse effect on its business, financial condition and results of operations. Also, as a result of this competition, desirable investments in the Fund’s target assets may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that it will be able to identify and make investments that are consistent with its investment objectives. Additional third-party managed investment funds with similar objectives may be formed in the future. Given the foregoing, it is possible that competition for appropriate portfolio investments may increase, thus reducing the number of attractive portfolio investment opportunities available to the Fund and may adversely affect the terms upon which investments can be made. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy its investment objective, or that it will be able to invest the net proceeds from this offering in MBS to the extent necessary to achieve its investment objectives.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of Common Stock or your overall returns.

Reverse Repurchase Agreements Risk

The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Repurchase Agreements Risk

Subject to its investment objectives and policies, the Fund may invest in repurchase agreements for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Fund’s Board of Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by Western Asset. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Variable Debt Risk

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Credit Default Swap Risk

The Fund may invest in credit default swap transactions for hedging or investment purposes. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund’s records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage for purposes of the 1940 Act and the Fund’s limits on leverage. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

Structured Notes and Related Instruments Risk

The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Insolvency Considerations with Respect to Issuers of Indebtedness

Various laws enacted for the protection of U.S. creditors may apply to MBS in which the Fund invests. If a court in a lawsuit brought by an unpaid creditor or representative of the creditors of an issuer of MBS, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness, and after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which the Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Fund.

Portfolio Valuation for Financial Accounting and Other Reporting Purposes

Valuations of the portfolio investments may involve uncertainties and judgment determinations. Third-party pricing information can vary considerably from one dealer or pricing service to another, and may at times not be available regarding certain of the investments of the Fund. A disruption in the secondary markets for the investments of the Fund may make it difficult to obtain accurate market quotations for purposes of valuing portfolio investments for financial accounting, borrowing and other reporting purposes. Further, because of the overall size and concentrations in particular markets and maturities of positions that may be held by the Fund from time to time, the liquidation values of portfolio investments may differ significantly from the valuations of such portfolio investments derived from the valuation methods described herein.

Some of the Fund’s portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. The Fund will value these investments quarterly at fair value, as determined in accordance with Statement of Financial Accounting Standards, or SFAS, No. 157, “Fair Value Measurements,” which may include unobservable inputs. Because such valuations are subjective, the fair value of certain of the Fund’s assets may fluctuate over short periods of time and the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The value of the Fund’s Common Stock could be adversely affected if the Fund’s determinations regarding the fair value of these investments were materially higher than the values that it ultimately realizes upon their disposal.

Inverse Floating Rate Securities and Tender Option Bonds Risk

Subject to certain limitations, the Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding MBS purchased from the Fund or from another third party. An investment in an inverse floating rate security may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the underlying security or index inversely affect the residual interest paid on the inverse floating rate security, the value of an inverse floating rate security is generally more volatile than that of a fixed-rate bond.

Inverse floating rate securities have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floating rate securities have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency.

During times of reduced market liquidity, such as at the present, the Fund may not be able to sell MBS readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of MBS by market participants, such as the Fund, that are seeking liquidity can further reduce MBS prices in an illiquid market. The Fund may seek to make sales of large blocks of MBS as part of its investment strategy or it may be required to raise cash to re-collateralize, unwind or “collapse” tender option bond trusts that issued inverse floating rate securities to the Fund or to make payments to such trusts to enable them to pay for tenders of the short-term securities they have issued if the remarketing agents for those MBS are unable to sell the short-term securities in the marketplace to other buyers. The Fund’s potential exposure to losses related to or on inverse floating rate securities may increase beyond the value of the Fund’s inverse floater investments as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates.

Although volatile, inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

Investment in inverse floating rate securities may amplify the effects of the Fund’s use of leverage. Any economic effect of leverage through the Fund’s purchase of inverse floating rate securities will create an opportunity for increased Common Stock net income and returns, but may also result in losses if the cost of leverage exceeds the value of the securities underlying the tender option bond trust or the return on the inverse floating rate securities purchased by the Fund.

Other Investment Companies Risk

The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Common Stock) will be diminished.

Risks Related to Fund Distributions

Limited liquidity in the MBS market may affect the market price of MBS securities, thereby adversely affecting the net asset values of the Fund and its ability to make dividend distributions.

Derivatives Risk

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund’s use of derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in Treasury futures, Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.

Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance.

Short Sales Risk

To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund will incur transaction costs with any short sales, which will be borne by shareholders. Finally, regulations imposed by the SEC or other regulatory bodies relating to short selling may restrict the Fund’s ability to engage in short selling.

The Fund’s obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund is also required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security regarding payment over of any payments received by us on such security, the Fund may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Risks of Short Economic Exposure Through Derivatives

The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure through such derivatives. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, thus resulting in a loss to the Fund. The Fund’s loss on a short position using derivatives theoretically could be unlimited.

Risks of Futures and Options on Futures

The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

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Successful use of hedging transactions depends upon Western Asset’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

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There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

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Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

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There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

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There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transactions.

Liquidity Risk

The Fund may invest in MBS, for which there is no readily available trading market or which are otherwise illiquid. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss. The prices of securities with limited liquidity may be more volatile than prices of more liquid securities. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and its ability to make dividend distributions.

When-Issued and Delayed-Delivery Transactions Risk

The Fund may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. See “The Fund’s Investments.” The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including the less stringent diversification requirement that applies to the percent of its total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Risks Related to Potential Conflicts of Interest

LMPFA, Western Asset and the portfolio managers have interests which may conflict with the interests of the Fund. LMPFA and Western Asset may at some time in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. As a result, LMPFA, Western Asset and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. LMPFA, Western Asset and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to LMPFA or Western Asset which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, LMPFA or its affiliates may provide more services to some types of funds and accounts than others.

There is no guarantee that the policies and procedures adopted by LMPFA, Western Asset and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that LMPFA and/or Western Asset may manage or advise from time to time.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties or otherwise, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying reference asset or security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate was 17% in 2019 and may vary greatly from year to year. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on the Fund’s performance. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s stockholders. The portfolio turnover rate of the Fund will vary from year to year, as well as within a given year.

Temporary Defensive Strategies Risk

When Western Asset anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets non-U.S. government securities which have received the highest investment grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that Western Asset considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objectives.

Anti-Takeover Provisions

The Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock.

Market Events Risk

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. These market events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Common Stock.

More recently, the rapid and global spread of a highly contagious respiratory disease, Coronavirus/COVID-19, has resulted in restrictions on international and, in some cases, local travel, temporary shuttering of various businesses, strained healthcare systems, disruptions to supply chains, consumer demand and employee availability, and widespread panic and uncertainty regarding the duration and long-term effects of this pandemic. In addition, a pandemic or widespread public health event may result in a sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Certain risks, such as interest rate risk, credit risk, liquidity risk and counterparty risk, may be heightened as a result of such market events. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Specifically, increased unemployment due to these market events (including Coronavirus/COVID-19 and future pandemics) and potentially insufficient government responses to such events may cause the MBS and mortgage whole loans in which the Fund invests to decrease in value due to borrowers suspending or ceasing payments on their mortgages.

Managed Distribution Risk

Under a managed distribution policy, the Fund would intend to make monthly distributions to stockholders at a fixed rate per share of Common Stock or a fixed percentage of net asset value that may include periodic distributions of long-term capital gains. Under a managed distribution policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s previously accumulated earnings and profits or cash generated from the sale of Fund assets. If, for any fiscal year, the total distributions exceeded ordinary income and net realized capital gains (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. If the Fund were to issue senior securities and not be in compliance with the asset coverage requirements of the 1940 Act, the Fund would be required to suspend the managed distribution policy. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution disclosing the sources of the distribution.

Personnel Turnover Risk

As a result of current deteriorating market conditions or other reasons, LMPFA and Western Asset may need to implement cost reductions in the future which could make the retention of qualified and experienced personnel more difficult and could lead to personnel turnover. Loss of significant personnel, whether in terms of number or role in managing the Fund or an inability to hire qualified replacements in a timely manner, could adversely affect the operation of the Fund and its ability to achieve its investment objectives and pursue its anticipated strategies.

Dilution Risk

The voting power of current Common Stockholders of the Fund will be diluted to the extent that such current Common Stockholders do not purchase Common Stock in any future offerings of Common Stock or do not purchase sufficient Common Stock to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offerings as intended, the Fund’s per share distributions may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and LMPFA will continue to be eligible for such exemptions.

The U.S. Government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, certain of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Investment Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. To the extent that the Fund takes a short position, if such short position or strategy become generally known, it could have a significant effect on the Fund’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Investment Manager’s ability to access management and other personnel at certain companies where the Fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that may impact those engaging in short selling activity. If additional rules were adopted regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute certain investment strategies as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies.

MANAGEMENT OF THE FUND

Directors and Officers

The overall management of the business and affairs of the Fund is vested in the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund, LMPFA, Western Asset and Western Asset Limited, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board of Directors. Certain Directors and officers of the Fund are affiliated with Legg Mason, the parent corporation of LMPFA, Western Asset and Western Asset Limited. All of the Fund’s executive officers hold similar offices with some or all of the other funds advised by LMPFA.

Investment Manager

Legg Mason Partners Fund Advisor, LLC, located at 620 Eighth Avenue, New York, New York 10018, serves as the Fund’s investment manager. LMPFA is a registered investment adviser and provides administrative and management services to the Fund. As of December 31, 2019, LMPFA’s total assets under management were approximately $202.1 billion. LMPFA is a wholly owned subsidiary of Legg Mason. Legg Mason is a global asset management firm. As of December 31, 2019, Legg Mason’s asset management operation had aggregate assets under management of approximately $803.5 billion.

Subadviser

Western Asset Management Company, located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as the Fund’s subadviser. Western Asset, a wholly-owned subsidiary of Legg Mason, is a registered investment adviser and has day-to-day responsibility for managing the Fund’s direct investments in MBS and other permitted investments, subject to the supervision of the Fund’s Board of Directors and LMPFA.

As of December 31, 2019, Western Asset and its investment advisory affiliates over which Western Asset has operational responsibility, or its supervised affiliates, had approximately $456.3 billion in assets under management. As of December 31, 2019, Western Asset had a total of $87.7 billion of assets under management invested in MBS, of which $12.0 billion was invested in non-agency RMBS, $11.5 billion in CMBS, and $51.1 billion in agency RMBS.

However, investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which Western Asset acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund.

Non-U.S. Subadviser

In connection with Western Asset’s service to the Fund, Western Asset Limited provides certain subadvisory services pursuant to the Western Limited Subadvisory Agreement. Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A2EN.

Western Asset Limited is a corporation organized under the laws of England and is registered under the Investment Advisers Act of 1940, as amended, and has irrevocably designated the Secretary of the SEC, as its agent to accept service of process in any suit, action or proceeding to enforce the provisions of U.S. securities laws. There can be no assurance that Western Asset Limited will have any assets in the United States that could be attached in connection with any action, suit or proceeding. In addition, it may not be possible to enforce judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of U.S. law in foreign courts against Western Asset Limited. Furthermore, there can be no assurance that such foreign courts would enforce, in original actions, liabilities against Western Asset Limited predicated solely upon the federal securities laws.

Western Asset Limited is generally responsible for managing investments denominated in currencies other than U.S. dollars, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. Western Asset Limited undertakes investment-related activities including investment management, research and analysis and securities settlement.

While Western Asset will remain ultimately responsible for investment decisions relating to the Fund’s portfolio, Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments.

Western Asset Limited is a registered investment adviser and is an affiliate of Legg Mason, LMPFA and Western Asset.

Investment Management Agreement and Sub-Advisory Agreement

Investment Management Agreement

Under the Fund’s management agreement with LMPFA (the “Investment Management Agreement”), subject to the supervision and direction of the Fund’s Board, LMPFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objectives and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA performs administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance, Fund accounting, regulatory reporting and tax reporting services; (3) preparing or participating in the preparation of materials for the Fund’s Board of Directors, registration statements, proxy statements and reports and other communications to stockholders; (4) maintaining the Fund’s existence and (5) maintaining the registration and qualification of the Fund’s shares under federal and (if required) state laws.

LMPFA also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

The Investment Management Agreement was continued for a one-year term at an in-person meeting held on November 13 and 14, 2019 by the board of directors of the Fund, including a majority of its members who are not considered to be “interested persons” under the 1940 Act. The Investment Management Agreement provides that LMPFA may render services to others. The Investment Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by LMPFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Investment Management Agreement provides that neither LMPFA nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Other than the cash management services it provides for certain equity funds, LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for the Fund is provided by Western Asset.

Western Asset Sub-Advisory Agreement

Western Asset provides services to the Fund pursuant to a subadvisory agreement between LMPFA Western Asset (the “Subadvisory Agreement”). Under the Subadvisory Agreement, subject to the supervision and direction of the Fund’s Board of Directors and LMPFA, Western Asset will manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Subadvisory Agreement was continued for a one-year term at an in-person meeting held on November 13 and 14, 2019 by the board of directors of the Fund, including a majority of its members who are not considered to be “interested persons” under the 1940 Act. The Board of Directors or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset. Western Asset may terminate the subadvisory agreement on 90 days’ written notice to the Fund and LMPFA. LMPFA and Western Asset may terminate the Subadvisory Agreement upon their mutual written consent. The Subadvisory Agreement will terminate automatically in the event of its assignment.

Western Limited Subadvisory Agreement

Western Asset Limited provides services to the Fund pursuant to a subadvisory agreement between Western Asset Limited and Western Asset. The Western Limited Subadvisory Agreement provides that, subject to the supervision and direction of the Fund’s Board of Directors and LMPFA, Western Asset Limited will manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Western Limited Subadvisory Agreement was continued for a one-year term at an in-person meeting held on November 13 and 14, 2019 by the board of directors of the Fund, including a majority of its members who are not considered to be “interested persons” under the 1940 Act. The Board of Directors or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Western Limited Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset Limited. Western Asset Limited may terminate the Western Limited Subadvisory Agreement on 90 days’ written notice to the Fund and Western Asset. Western Asset and Western Asset Limited may terminate the Western Limited Subadvisory Agreement upon their mutual written consent. The Western Limited Subadvisory Agreement will terminate automatically in the event of its assignment.

Advisory Fees

For its services, the Fund has agreed to pay LMPFA an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets. LMPFA agreed to waive 0.20% of its annual management fee. The Fee Waiver will terminate on January 2, 2022. The Fund’s management fee and other expenses are borne by the stockholders.

Western Asset receives an annual subadvisory fee from LMPFA, payable monthly, in an amount equal to 70% of the management fee paid to LMPFA. No advisory fee will be paid by the Fund directly to Western Asset.

Western Asset pays Western Asset Limited a fee for its services at no additional expense to the Fund. Western Asset pays Western Asset Limited a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset Limited to manage.

The basis for the Board of Directors’ approval of the continuance of the Investment Management Agreement, Subadvisory Agreement and Western Limited Subadvisory Agreement is provided in the Fund’s annual or semi-annual stockholder report for the periods during which such continuance occurs. The basis for subsequent continuations of such agreements will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

Subadviser Philosophy

In recent years, adverse changes in financial market conditions have required a deleveraging of the entire global financial system and caused the forced sale of large quantities of mortgage-related and other financial assets, resulting in a significant contraction in market liquidity for mortgages and mortgage-related assets. This illiquidity has negatively affected both the terms and availability of financing for most mortgage-related assets, including non-agency RMBS and CMBS, and has generally resulted in mortgage-related assets trading at significantly lower prices compared to prior periods. The recent period has also been characterized by an almost across the board downward movement in non-agency RMBS, CMBS and ABS valuations and correspondingly higher yields to compensate investors for the higher risks associated with owning these assets. The Fund believes that the current distressed conditions in the financial markets present attractive investment opportunities.

Western Asset’s objective for fixed income management is to provide clients with diversified, tightly controlled, value-oriented portfolios. Western Asset’s management style emphasizes the use of multiple strategies and active sector rotation and issue selection. This philosophy is implemented through uniform application of the following key strategic points:

Integrated Team Approach

Western Asset’s fixed income discipline emphasizes a team approach that unites groups of specialists dedicated to different market sectors. A team of investment professionals at Western Asset has daily responsibility for the management of the portfolio and for the implementation of the investment process. The investment responsibilities of each sector group are distinct, yet results are derived from the constant interaction that unites the specialty groups into a cohesive investment management team. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts, and an in-house economist who are highly skilled and experienced in all major areas of the fixed income market. They exchange views on a daily basis and meet more formally twice each month to review Western Asset’s economic outlook and investment strategy. This structure seeks to ensure that client portfolios benefit from a consensus that draws on the expertise of all team members.

Subadviser Investment Process

The strategic goal at Western Asset is to add value to client portfolios while adhering to a disciplined risk control process. The portfolio construction process begins with Western Asset’s view regarding the global macroeconomic environment as determined by the firm’s senior portfolio managers. The Fund’s investment management team, who have daily responsibility for the management of the portfolio, exercise their investment discretion with the benefit of this macroeconomic viewpoint. Western Asset’s investment philosophy combines traditional analysis with innovative technology applied to all sectors of the market. Western Asset believes inefficiencies exist in the fixed income markets and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. Western Asset’s non-agency MBS and CMBS investment processes are described below.

A key element of the non-agency RMBS investment process is the forecast of expected losses due to defaults on the underlying non-agency RMBS loan collateral. The level of losses is dependent on the quantity of loans which default and the loss severity upon liquidation of defaulted loans. Western Asset has developed a number of proprietary tools to analyze residential mortgage loan defaults and loss severities that combine loan level characteristics with zip-code level data, such as unemployment rates, and growth rates for incomes, house prices, populations, and housing supply, to project home price levels and loan and security performance. These tools encompass home price models, default models, and loan loss severity models. When projecting future performance, many assumptions have to be made. Western Asset uses in-house quantitative research from loan level data to project mortgage pool cash flows, analyze security structures, and ultimately assess the risk in its RMBS positions. Western Asset also makes qualitative adjustments to reflect the current state of the housing market, securities market liquidity, and potential implications of policy changes and macroeconomic conditions.

Western Asset’s CMBS investment process is enhanced and supported by proprietary performance models that combine property level data with commercial real estate market factors, including metropolitan specific economic growth rates, property lease trends and property usage trends, to project loan and security performance. Western Asset invests across the capital structure in large diverse conduit deals, single borrower and single property deals as well one-off deals such as credit tenant lease transactions. The level of analysis for different securities will vary based on the risk profile of the investment being evaluated. To manage risk appropriately for troubled CMBS, Western Asset evaluates the potential for losses based on both the structure of the security or loan, as well as how the cash flows and values of the underlying properties will contribute to potential defaults and ultimate recoveries.

These non-agency RMBS and CMBS models are continuously back-tested and updated to reflect current economic and real estate market data. The non-agency MBS and CMBS investment processes will help Western Asset identify securities with attractive relative value across the various sectors of the mortgage markets, including undervalued distressed assets. On a monthly basis, multiple stress analyses will be run to monitor collateral performance, evaluate relative value and serve as the basis for asset dispositions. In making investment decisions, Western Asset will incorporate its views on the economic environment and the outlook for the mortgage markets, including relative valuation, supply and demand trends, the level of interest rates, the shape of the yield curve, prepayment rates, financing and liquidity, commercial and residential real estate prices, delinquencies, default rates, loss severities, and the recovery of various segments of the economy.

Investment Management Team

Set forth below is information regarding the team of professionals at Western Asset responsible for overseeing the day-to-day operations of the Fund. Western Asset utilizes a team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Name, Address and Title	Principal Occupation(s) During Past 5 Years
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Greg E. Handler Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; research analyst/portfolio manager at Western Asset since 2002.

Harris Trifon Western Asset Management Company 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset as an investment professional since 2014; formerly, Director, Fixed Income Research at Deutsche Bank from 2009 to 2014.

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the SAI.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Fund currently has no control person.

NET ASSET VALUE

The Fund determines the net asset value of its Common Stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including the value of derivatives and interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred stock and dividends payable) by the total number of shares of Common Stock outstanding. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various other relationships between securities. The Fund values portfolio securities for which market quotations are readily available at the last reported sales price or official closing price on the primary market or exchange on which they trade. Under the Fund’s valuation policies and procedures, which were adopted by the Board, the Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Stock’s net asset value is made in accordance with U.S. generally accepted accounting principles.

The Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the Common Stock’s net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

We have paid distributions to Common Stockholders every month since inception. The following table sets forth information about distributions we paid to our Common Stockholders during the past three fiscal years, percentage participation by Common Stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of Common Stock as a result of such participation (the information in the table is unaudited):

Distribution Payable Date to Common Stockholders	Amount of Distribution Per Share	Percentage of Common Stockholders Electing to Participate in Dividend Reinvestment Program	Amount of Corresponding Reinvestment through Dividend Reinvestment Program	Additional Shares of Common Stock Issued through Dividend Reinvestment Program
January 29, 2016	$0.6497900	1.20%	$81,286	3,641
January 29, 2016	$0.2100000	1.23%	$26,905	1,219
February 26, 2016	$0.2100000	1.22%	$26,692	1,211
March 24, 2016	$0.2350000	1.23%	$30,108	1,376
April 29, 2016	$0.2350000	1.15%	$28,291	1,293
May 27, 2016	$0.2350000	0.99%	$24,286	1,118
June 24, 2016	$0.2350000	1.00%	$24,538	1,115
July 29, 2016	$0.2350000	0.96%	$23,467	1,034
August 26, 2016	$0.2350000	0.96%	$23,483	1,022
September 30, 2016	$0.2350000	0.97%	$23,814	1,037
October 28, 2016	$0.4700000	0.99%	$48,772	2,197
November 25, 2016	$0.2350000	1.00%	$24,530	1,188
December 30, 2016	$0.2350000	1.02%	$25,145	1,153
January 27, 2017	$0.2350000	1.01%	$24,870	1,167
February 24, 2017	$0.2350000	1.02%	$25,069	1,134
April 3, 2017	$0.2350000	1.02%	$25,113	1,105
May 1, 2017	$0.2350000	1.04%	$25,512	1,077
June 1, 2017	$0.2350000	1.00%	$24,617	1,041
July 3, 2017	$0.2350000	1.06%	$26,144	1,038
August 1, 2017	$0.2350000	1.04%	$25,558	1,010
September 1, 2017	$0.2350000	1.07%	$26,227	1,065
October 2, 2017	$0.2250000	1.20%	$28,131	1,154

Distribution Payable Date to Common Stockholders	Amount of Distribution Per Share	Percentage of Common Stockholders Electing to Participate in Dividend Reinvestment Program	Amount of Corresponding Reinvestment through Dividend Reinvestment Program	Additional Shares of Common Stock Issued through Dividend Reinvestment Program
November 1, 2017	$0.2250000	1.22%	$28,573	1,237
December 1, 2017	$0.2250000	1.23%	$28,996	1,244
December 29, 2017	$0.2250000	1.26%	$29,592	1,262
January 26, 2018	$0.5000000	1.24%	$64,579	2,572
February 1, 2018	$0.2250000	1.26%	$29,739	1,211
March 1, 2018	$0.2250000	1.33%	$31,338	1,350
April 2, 2018	$0.2050000	1.27%	$27,155	1,164
May 1, 2018	$0.2050000	1.22%	$26,145	1,111
June 1, 2018	$0.2050000	1.25%	$26,851	1,166
July 2, 2018	$0.1900000	1.37%	$27,217	1,257
August 1, 2018	$0.1900000	1.38%	$27,534	1,303
September 4, 2018	$0.1900000	1.40%	$27,766	1,311
October 1, 2018	$0.1900000	1.46%	$29,088	1,331
November 1, 2018	$0.1900000	1.39%	$27,693	1,307
December 3, 2018	$0.1900000	1.40%	$27,839	1,328
December 31, 2018	$0.1750000	1.17%	$21,432	1,106
January 31, 2019	$0.1480700	1.16%	$179,914	9,013
February 1, 2019	$0.1750000	1.16%	$21,274	1,044
March 1, 2019	$0.1750000	1.21%	$22,135	1,121
April 1, 2019	$0.1750000	1.25%	$22,950	1,168
May 1, 2019	$0.1750000	1.33%	$24,316	1,236
June 3, 2019	$0.1750000	3.30%	$60,647	3,039
July 1, 2019	$0.1600000	3.30%	$55,455	2,757
August 1, 2019	$0.1600000	3.34%	$56,039	2,694
September 3, 2019	$0.1600000	3.34%	$55,999	2,742
October 1, 2019	$0.1500000	3.36%	$52,886	2,545
November 1, 2019	$0.1500000	3.42%	$53,942	2,636

Distribution Payable Date to Common Stockholders	Amount of Distribution Per Share	Percentage of Common Stockholders Electing to Participate in Dividend Reinvestment Program	Amount of Corresponding Reinvestment through Dividend Reinvestment Program	Additional Shares of Common Stock Issued through Dividend Reinvestment Program
December 2, 2019	$0.1500000	3.45%	$54,399	2,786
December 31, 2019	$0.1500000	3.40%	$53,501	2,745

Unless a Common Stockholder elects to receive distributions in cash (i.e., opt out), all of such Common Stockholder’s distributions, including any capital gains distributions on Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of

(a) the net asset value per share at the close of trading on the NYSE on the payment date or

(b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b)95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

DESCRIPTION OF SHARES

Common Stock

As of December 31, 2019, we had approximately 10.5 million shares of Common Stock outstanding. All Common Stock offered pursuant to this Prospectus and any related Prospectus Supplement will be, upon issuance, duly authorized, fully paid and nonassessable, and will have no pre-emptive, conversion or appraisal rights or rights to cumulative voting. All Common Stock offered pursuant to this Prospectus and any related Prospectus Supplement will be of the same class and will have identical rights, as described below.

The Charter authorize the issuance of 100,000,000 shares of Common Stock, par value $.001 per share. All shares of Common Stock have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. Common Stock will, when issued, be fully paid and nonassessable, and will have no preemptive or conversion rights or rights to cumulative voting. The Board of Directors, without stockholder vote, may amend the Charter to increase or decrease the aggregate number of shares of Common Stock outstanding and can reclassify any authorized but unissued shares.

The Fund’s Common Stock is listed on the NYSE under the trading or “ticker” symbol “DMO.” The Fund intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the NYSE requirements in order for the Common Stock to remain listed.

Unlike open-end funds, closed-end funds, like the Fund, do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional shares of Common Stock or sell shares of Common Stock already held, the stockholder may do so by trading on the NYSE through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices lower than net asset value. The market value of the Common Stock may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Stock in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Stock will trade at a price equal to or higher than net asset value in the future. The Fund’s Common Stock is designed primarily for long-term investors, and investors in Common Stock should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares.”

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of Common Stockholders, including the election of Directors. Except as provided with respect to any other class or series, the Common Stockholders will possess the exclusive voting power. Each director shall be elected by a majority of the votes entitled to be cast in the election of directors. There is no cumulative voting in the election of Directors, which means that the holders of a majority of the outstanding shares of Common Stock can elect all of the Directors then standing for election, and the holders of the remaining shares of Common Stock will not be able to elect any Directors.

Preferred Stock

The Charter provide that the Fund’s Board of Directors may classify and issue Preferred Stock with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the Common Stockholders. We do not currently have any authorized shares of Preferred Stock. Common Stockholders have no preemptive right to purchase any Preferred Stock that might be issued.

The Fund may elect to issue Preferred Stock as part of its leverage strategy. The Fund currently has the ability to issue leverage, which may include Preferred Stock, representing up to 33 1/3% of the Fund’s Managed Assets immediately after the leverage is issued. The Board of Directors also reserves the right to authorize the Fund to issue Preferred Stock to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Stock plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund (other than leverage consisting of Preferred Stock). However, under current conditions it is unlikely that the Fund will issue Preferred Stock. Although the terms of any Preferred Stock, including dividend rate, liquidation preference and redemption provisions, will be set forth in articles supplementary classifying and designating such Preferred Stock, the Fund believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Stock may be similar to those stated below.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share of Preferred Stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

The 1940 Act requires that the holders of any Preferred Stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of Common Stock and Preferred Stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Stock have the right to elect a majority of the directors of the Fund at any time that two years of dividends on any Preferred Stock are unpaid. The 1940 Act also requires that, in addition to any approval by the stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Stock and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Charter and Bylaws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any shares of Preferred Stock outstanding. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Charter, holders of Preferred Stock will have equal voting rights with Common Stockholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Stockholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Stock so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of shares of Preferred Stock. The class vote of holders of Preferred Stock described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Stock by the Fund

The terms of any Preferred Stock issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Stock; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Stock by the Fund will reduce any leverage applicable to the Common Stock, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Stock by the Fund. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Stock may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Charter. The Board of Directors, without the approval of the Common Stockholders, may authorize an offering of Preferred Stock or may determine not to authorize such an offering, and may fix the terms of the Preferred Stock to be offered.

CERTAIN PROVISIONS IN THE CHARTER AND BYLAWS

The Fund has provisions in its Charter and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. These provisions could have the effect of depriving stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock. At the Fund’s first annual meeting of stockholders, the Board of Directors was divided into three classes, having initial terms ending at the first, second and third annual meeting of stockholders thereafter, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms ending at the third annual meeting of stockholders following their election. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and then only by a vote of the holders of at least 75% of the votes entitled to be cast for the election of Directors.

The Fund’s Bylaws provide that with respect to any annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must be pursuant to the Fund’s notice of meeting, by or at the direction of the Board of Directors or properly brought by a stockholder who is entitled to vote at the meeting and who complied with the advance notice procedures of the Bylaws. To be properly brought before a special meeting, the business must be pursuant to the Fund’s notice of meeting. Nominations of individuals for election to the Board of Directors may be properly brought before a special meeting of stockholders by or at the direction of the Board of Directors or properly brought by a stockholder who is entitled to vote at the meeting and who complied with the advance notice procedures of the Bylaws.

The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company, or any Charter amendments related thereto. Such conversion or amendment also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person, other than an investment company advised by LMPFA or any of its affiliates, who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since December 11, 2009, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. To amend the Charter to change any of the provisions of the first paragraph under this heading, or this paragraph, the Charter requires either (i) the affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the votes entitled to be cast by stockholders or (ii) the affirmative vote of 75% of the Continuing Directors and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination, 66 2⁄3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) a merger, consolidation or statutory share exchange of the Fund with or into any other person;

(ii) an issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

(iii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv) the voluntary liquidation or dissolution of the Fund or an amendment to the Charter to terminate the Fund’s existence; or

(v) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required.

The Charter and Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters generally at least 120 but no more than 150 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Fund’s Charter contains such a provision that eliminates such liability to the maximum extent permitted by Maryland law. In addition, the Fund has provisions in its Charter and Bylaws that authorize the Fund, to the maximum extent permitted by Maryland law, to indemnify any present or former Director or officer from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former Director or officer of the Fund and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Pursuant to the Bylaws, absent a court determination that an officer or Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person will be based upon the reasonable determination of independent counsel or nonparty Independent Directors, after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to the Charter and Bylaws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the Common Stock required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

Maryland Business Combination Act

The Maryland Business Combination Act will not be applicable to the Fund as a registered closed-end investment company unless and until its Board of Directors adopts a resolution to be subject to the statute, provided that the resolution will not be effective with respect to a “business combination” with any person who has become an interested stockholder before the time that the resolution is adopted. Under the Maryland Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

66 2⁄3% of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s Common Stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder.

The Maryland Business Combination Act may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

Maryland Control Share Acquisition Act

The Maryland Control Share Acquisition Act will not be applicable to the Fund as a registered closed-end investment company unless and until its Board of Directors adopts a resolution to be subject to the statute, provided that the resolution will not be effective with respect to any person who has become a holder of control shares before the time that the resolution is adopted. The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Maryland Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or (b) to acquisitions approved or exempted by the charter or by-laws of the corporation.

The Maryland Control Share Acquisition Act may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

REPURCHASE OF FUND SHARES

The Fund is a closed-end investment company, and as such the Common Stockholders do not have the right to cause the Fund to redeem their Common Stock. Instead, liquidity will be provided through trading in the open market. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market but is under no obligation to do so.

On November 16, 2015, the Fund announced that the Fund’s Board of Directors had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding Common Stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of Common Stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended December 31, 2019, the Fund did not repurchase any shares.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in the Fund’s Common Stock. . Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Common Stock. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Common Stock as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source.

The Fund has elected to be treated, and intends to qualify each taxable year, as a RIC under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

If the Fund fails to satisfy as of the close of any quarter the asset diversification test referred to in the preceding paragraph, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. Other cure provisions are available in the Code for a failure to satisfy the asset diversification test, but any such cure provision may involve the payment of a penalty excise tax.

If the Fund failed to qualify for the favorable tax treatment accorded to RICs in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its Common Stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of 5 years, in order to qualify as a RIC in a subsequent year.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax.

Distributions to Common Stockholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to Common Stockholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Common Stockholder has owned Common Stock. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a Common Stockholder as a return of capital which will be applied against and reduce the Common Stockholder’s basis in his or her Common Stock. To the extent that the amount of any such distribution exceeds the Common Stockholder’s basis in his or her Common Stock, the excess will be treated by the Common Stockholder as gain from a sale or exchange of the Common Stock. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate Common Stockholders.

A distribution by the Fund consisting of a return of capital should not be considered a dividend yield or total return of an investment in the Fund’s Common Stock. Common Stockholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Stockholders should not assume that the source of a distribution from the Fund is net profits.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock pursuant to the Dividend Reinvestment Plan. Common Stockholders receiving distributions in the form of additional Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Stock with a fair market value equal to or greater than net asset value, in which case, such Common Stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock. The additional Common Stock received by a Common Stockholder pursuant to the Dividend Reinvestment Plan will have a new holding period commencing on the day following the day on which the Common Stock is credited to the Common Stockholder’s account.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed capital gains in a written notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Common Stockholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Common Stock by an amount equal to the deemed distribution less the tax credit.

In general, the sale or other disposition of Common Stock will result in capital gain or loss to Common Stockholders. A Common Stockholder’s gain or loss generally will be a long-term capital gain or loss if the Common Stock has been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or exchange of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Stock. In addition, no loss will be allowed on the sale or other disposition of Common Stock if the Common Stockholder acquires (including pursuant to the Dividend Reinvestment Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Stock within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against a Common Stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

If a shareholder (other than a partnership) is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the applicable withholding agent will generally be required to withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a non-U.S. shareholder, and that satisfy certain other requirements. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder will not be subject to U.S. federal withholding tax.

The Fund may be required to withhold from distributions to non-U.S. shareholders that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership of Common Stock.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its Common Stockholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

PLAN OF DISTRIBUTION

We may sell our Common Stock from time to time under this Prospectus and any related Prospectus Supplement in any one or more of the following ways (1) directly to one or more purchasers, (2) through agents for the period of their appointment, (3) to underwriters as principals for resale to the public, (4) to dealers as principals for resale to the public, (5) through “at-the-market” transactions or (6) pursuant to our Dividend Reinvestment Plan.

Our securities may be sold from time to time in one or more transactions at a fixed price or fixed prices, which may change; at prevailing market prices at the time of sale; prices related to prevailing market prices; at varying prices determined at the time of sale; or at negotiated prices. Our securities may be sold other than for cash, including in exchange transactions for non-control securities, or may be sold for a combination of cash and securities. The Prospectus Supplement will describe the method of distribution of our securities offered therein.

Each Prospectus Supplement relating to an offering of our securities will state the terms of the offering, including:

•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

•	any securities exchange on which the offered securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Direct Sales

We may sell our securities directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the internet, to sell offered securities directly. We will describe the terms of any of those sales in a Prospectus Supplement.

Distribution Through Agents

We may offer and sell our securities on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Offers to purchase our securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this Prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a Prospectus Supplement.

Distribution Through Underwriters

We may offer and sell our securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best efforts basis. If we sell our securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of our securities for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase our securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased among the non-defaulting underwriters or the underwriting agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Prospectus Supplement will describe the method of reoffering by the underwriters. The Prospectus Supplement will also describe the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares of our securities at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the Prospectus Supplement, to cover any overallotments.

Distribution Through Dealers

We may offer and sell our securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

Distribution Through At-the-Market Offerings

We may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through one or more underwriters or dealers acting as principal or agent for us.

General Information

Agents, underwriters, or dealers participating in an offering of our securities may be deemed to be underwriters, and any discounts and commissions received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell our securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

If indicated in the applicable Prospectus Supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable Prospectus Supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable Prospectus Supplement will describe the commission payable for solicitation of those contracts.

In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Stock. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

•

Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•

The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our securities on the NYSE in accordance with Regulation M under the Securities Exchange Act of 1934, as amended, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We will not require underwriters or dealers to make a market in the Common Stock. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.

The aggregate offering price specified on the cover of this Prospectus relates to the offering of the securities not yet issued as of the date of this Prospectus. The place and time of delivery for the offered securities in respect of which this Prospectus is delivered are set forth in the accompanying Prospectus Supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate our securities for sale to their online brokerage account holders. Such allocations of our securities for internet distributions will be made on the same basis as other allocations. In addition, our securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Dividend Reinvestment Plan

We may issue and sell shares of Common Stock pursuant to our Plan.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, stockholder services and dividend paying agent is Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202.

LEGAL MATTERS

Certain legal matters in connection with the securities will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, Washington, D.C. Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

The information in this Prospectus Supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 30, 2020

Filed Pursuant to Rule 497(c)

Registration Statement No. 333-[•]

FORM OF PROSPECTUS SUPPLEMENT

(to Prospectus dated                , 2020)

Western Asset Mortgage Opportunity Fund Inc.

Up to            Shares of

Common Stock

The Fund. Western Asset Mortgage Opportunity Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company.

Investment Objectives. The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

Investment Strategies. The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”) and mortgage whole loans. Investments in mortgage-backed securities consist primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund’s investments in mortgage whole loans under normal circumstances will not exceed 20% of its Managed Assets (as defined below). This Prospectus Supplement, together with the accompanying Prospectus dated                , 2020 sets forth the information that you should know before investing.

The Fund’s shares of common stock (“Common Stock”) are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “DMO.” The net asset value of our Common Stock at the close of business on                , 2020 was $                per share, and the last sale price per share of our Common Stock on the NYSE on that date was $                .

You should read this Prospectus Supplement and the accompanying Prospectus (which includes a Statement of Additional Information, dated                , 2020 (the “SAI”), incorporated by reference in its entirety therein, containing additional information about us, which has been filed with the Securities and Exchange Commission (“SEC”)), before deciding whether to invest and retain it for future reference. You may request a free copy of the SAI (the table of contents of which is on page 94 of the accompanying Prospectus), annual and semi-annual reports to stockholders (when available), and additional information about the Fund by calling (888) 777-0102, by writing to the Fund at 620 Eighth Avenue, 49th Floor, New York, NY 10018 or visiting the Fund’s website (http://www.lmcef.com). The information contained in, or accessed through, the Fund’s website is not part of this Prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investing in the Fund’s securities involves certain risks. You could lose some or all of your investment. See “Risks” beginning on page 39 of the accompanying Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$	$
Sales load(2)	$	$
Proceeds, after expenses, to the Fund(3)	$	$

[We have granted the underwriters an option to purchase up to an additional shares of our Common Stock at the public offering price, less the underwriting discount, to cover over-allotments, if any, within days from the date of this Prospectus Supplement. If the underwriters exercise the option in full, the total underwriting discount will be $            , and the proceeds, before expenses, to us will be $            .]

[Underwriter(s)]

This Prospectus Supplement is dated            , 2020.

The Fund’s securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the accompanying Prospectus.

TABLE OF CONTENTS

Prospectus Supplement

Prospectus

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement and the accompanying Prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This Prospectus Supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying Prospectus and the documents incorporated by reference in the Prospectus. The Prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information contained in this Prospectus Supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the Prospectus or Prospectus Supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information.

If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus Supplement, the accompanying Prospectus, or the sale of the securities. Our business, financial condition, results of operations and prospects may have changed since that date.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this Prospectus Supplement and the accompanying Prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus and the SAI. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this Prospectus Supplement and the accompanying Prospectus, including the risks outlined under “Risks” in the accompanying Prospectus, will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of the MBS in which we invest to achieve their objectives, the timing and amount of distributions and dividends from the MBS in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this Prospectus Supplement, the accompanying Prospectus or the SAI are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. The forward-looking statements in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

v

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights selected information contained elsewhere in this prospectus supplement (the “Prospectus Supplement”) and the accompanying prospectus (the “Prospectus”). This summary provides an overview of selected information and does not contain all of the information you should consider before investing in our common stock (the “Common Stock”). You should read carefully the entire Prospectus Supplement, the accompanying Prospectus, including the section entitled “Risks,” the statement of additional information incorporated by reference into the Prospectus (the “SAI”) and the financial statements and related notes, before making an investment decision.

The Fund	Western Asset Mortgage Opportunity Fund Inc., a Maryland corporation (the “Fund”), is a non-diversified, closed-end management investment company.

Investment Objectives and Strategies	The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives. See “The Fund’s Investments.”

The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of MBS and mortgage whole loans. Investments in mortgage-backed securities consist primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund’s investments in mortgage whole loans under normal circumstances will not exceed 20% of its Managed Assets. MBS represent interests in diversified pools of residential or commercial mortgage loans, and typically take the form of pass-through securities or collateralized mortgage obligations (“CMOs”). MBS include, but are not limited to, the following: non-agency RMBS; CMBS; U.S. agency mortgage-backed pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and other federal agencies, or issues guaranteed by them; delegated underwriting and servicing bonds, including pools of multi-family housing loans issued by Fannie Mae and Freddie Mac; CMOs, including interest only (“IO”), principal only (“PO”) and other mortgage securities backed by U.S. agency or non-agency pass-through securities; mortgage-related asset-backed securities (“ABS”), such as home equity loan-backed (“HEQ”) securities; MBS credit default swaps (including on the CMBX, TRX and ABX indices) and other derivative instruments related to MBS; inverse floating rate securities, which are derivative interests in MBS; RMBS denominated in currencies other than the U.S. dollar (“non-dollar RMBS”); and repurchase agreements supported by agency MBS; and junior and equity tranches of MBS. The Fund may invest in MBS of any type and of any credit quality, without limitation.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in MBS and mortgage whole loans.

The Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents; non-mortgage related ABS backed by various asset classes including, but not limited to, small balance commercial mortgages, aircrafts, automobiles, credit cards, equipment, manufactured housing, franchises, recreational vehicles and student loans; and investment grade and below investment grade fixed income securities including bonds, debentures, notes, commercial paper and other similar types of debt instruments including hybrid securities. The Fund also may invest in any newly developed mortgage-related derivatives that may hereafter become available for mortgage investing. See “The Fund’s Investments” for additional information on the types of securities in which the Fund may invest.

As used throughout this prospectus, “Managed Assets” means the net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund’s use of derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of MBS, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its Managed Assets in MBS and mortgage whole loans. Derivatives counted towards the Fund’s 80% policy are valued based on market value. The Fund may sell certain equities or fixed income securities short including, but not limited to Treasury securities, for investing and/or hedging purposes.

The Fund will invest a substantial portion of its assets in MBS that were originally rated AAA, but subsequently have been downgraded to below investment grade. The Fund is not limited in its ability to invest in below investment grade or illiquid securities. Below investment grade fixed income securities are rated below “BBB-” by Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by Western Asset to be of comparable quality. Below investment grade fixed income securities are commonly referred to as “high yield” or “junk” securities and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities.

Western Asset has extensive experience analyzing the relative value of securities within various sectors of the mortgage markets, including undervalued distressed assets. Western Asset intends to seek to maximize returns on the Fund’s investments in distressed assets by evaluating market opportunities based on the condition of the various sectors of the mortgage markets, the relative value of the specific asset within such markets and an internal risk/return analysis. In making investment decisions on behalf of the Fund, Western Asset will incorporate its views on the economic environment and the outlook for the mortgage markets, including relative valuation, supply and demand trends, the level of interest rates, the shape of the yield curve, prepayment rates, financing and liquidity, commercial and residential real estate prices, delinquencies, default rates, recovery of various segments of the economy and vintage of collateral.

At times Western Asset may judge that conditions in the markets for MBS make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its stockholders. During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Stock are being invested, the Fund may deviate from its investment policies and objectives. At such times Western Asset may, temporarily, use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objectives. In implementing these “defensive” strategies, the Fund may invest all or a portion of assets in non-U.S. government securities which have received the highest investment grade credit rating; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that Western Asset considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. See “The Fund’s Investments—Temporary Defensive Strategies” and “Risks—Risks Related to the Fund—Temporary Defensive Strategies Risk” in this prospectus and “Investment Policies and Techniques” in the Fund’s Statement of Additional Information (the “SAI”).

For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

The Investment Manager	LMPFA is the Fund’s investment manager. LMPFA, a wholly-owned subsidiary of Legg Mason Inc. (“Legg Mason”), is a registered investment adviser and provides administrative and management services to the Fund. In addition, LMPFA performs administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance, Fund accounting, regulatory reporting and tax reporting services; (3) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (4) maintaining the Fund’s existence and (5) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. As of , , LMPFA’s total assets under management were approximately $ billion. Legg Mason is a global asset management firm. As of , , Legg Mason’s asset management operation had aggregate assets under management of approximately $ billion.

LMPFA receives an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets. LMPFA has agreed to waive 0.20% of its annual management fee. The Fee Waiver will terminate on January 2, 2022.

The Fund will pay all of its offering expenses. The Fund’s management fees and other expenses are borne by the Common Stockholders. See “Summary of Fund Expenses” and “Management of the Fund.”

Subadviser	Western Asset Management Company, the Fund’s subadviser, has day-to-day responsibility for managing the Fund’s direct investments in MBS and other permitted investments, subject to the supervision of the Fund’s Board of Directors and LMPFA.

As of , , Western Asset and its supervised affiliates had approximately $ billion in assets under management.

Western Asset receives an annual subadvisory fee, payable monthly, from LMPFA in an amount equal to 70% of the management fee paid to LMPFA. No fee will be paid by the Fund directly to Western Asset. See “Management of the Fund.”

Non-U.S. Subadviser	In connection with Western Asset’s service to the Fund, Western Asset Management Company Limited (“Western Asset Limited”) provides certain subadvisory services to the Fund pursuant to a subadvisory agreement with Western Asset (the “Western Limited Subadvisory Agreement”). Western Asset Limited is generally responsible for managing investments denominated in currencies other than the U.S. dollar.

Western Asset pays Western Asset Limited a fee for its services at no additional expense to the Fund. Western Asset pays Western Asset Limited a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset Limited to manage. See “Management of the Fund.”

The Offering	Common Stock offered: shares

Shares outstanding after the offering: shares

Shares outstanding after the offering: shares

Risks	See “Risks” beginning on page 39 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund’s Common Stock.

SUMMARY OF FUND EXPENSES

The purpose of the following table and example is to help you understand all fees and expenses holders of Common Stock would bear directly or indirectly. The table below is based on the capital structure of the Fund as of (except as noted below).

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (percentage of offering price)	—	%(1)
Offering Expenses Borne by the Fund (percentage of offering price)	—	%(2)
Dividend Reinvestment Plan Per Transaction Fee to Sell Shares Obtained Pursuant to the Plan	$5	(3)

TOTAL TRANSACTION EXPENSES (as a percentage of offering price)(4)

Percentage of Net Assets Attributable to Common Shares (Assumes Leverage is Used)
ANNUAL EXPENSES
Management Fees(5)		%
Interest Payment on Borrowed Funds(6)		%
Other Expenses(7)		%

Annual Expenses (exclusive of current and deferred income tax expense)		%

Current/Deferred Income Tax Expense (8)		%

TOTAL ANNUAL EXPENSES (including current and deferred income tax expense)		%

(1)

The sales load will apply only if the securities to which this Prospectus relates are sold to or through underwriters. In such case, a corresponding Prospectus Supplement will disclose the applicable sales load.

(2)	The related Prospectus Supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by the Fund as a percentage of the offering price.
(3)

Common Stockholders will pay brokerage charges if they direct the Plan Agent (defined below) to sell Common Stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.” There are no fees charged to stockholders for participating in the Fund’s dividend reinvestment plan. However, stockholders participating in the Plan that elect to sell their shares obtained pursuant to the plan would pay $5.00 per transaction to sell shares.

(4)	The related Prospectus Supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.
(5)

LMPFA receives an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets. LMPFA has agreed to waive 0.20% of its annual management fee. The Fee Waiver will terminate on January 2, 2022. “Managed Assets” means the net assets of the Fund plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding. For the purposes of this table, we have assumed that the Fund has utilized Borrowings in an aggregate amount of            % of its Managed Assets (after their issuance). If the Fund were to use financial leverage in excess of            % of its Managed Assets, the management fees shown would be higher. LMPFA may not recoup any portion of the waived annual management fee.

(6)

Based on the Fund’s outstanding Borrowings as of            of $            million, which represented financial leverage of            % of the Fund’s Managed Assets. The expenses and rates associated with leverage may vary as and when Borrowings are made.

(7)	Estimated based on amounts incurred in the period ended .
(8)

For the period ended            , we recorded $            of current/deferred income tax expense. The net income tax benefit is not reflected in the Fund’s expense ratio. The Fund has recorded a deferred income tax expense in prior years and may record such expense in future years.

Example

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in Common Stock, assuming (i) “Total Annual Expenses” of    % of net assets attributable to Common Stock in years one and three and     % of net assets attributable to Common Stock in years five and ten (which assumes the Fund’s use of leverage in an aggregate amount equal to    % of the Fund’s Managed Assets) and (ii) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

*

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of any offering of its securities in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of any offering. Pending such investment, it is anticipated that the proceeds will be primarily invested in short-term money market instruments. The Fund may also invest in U.S. government securities.

CAPITALIZATION

The following table sets forth our capitalization (i) as of , 20[     ] and (ii) as adjusted to give effect to the issuance of the common shares offered hereby. As indicated below, Common Stockholders will bear the offering costs associated with this offering.

	Actual	As Adjusted
(Unaudited)
Cash
Total Debt:
Senior Secured Notes
Loan Payable

Net Assets:

Common Stock ($0.001 par value per share, 100,000,000 shares authorized,          shares issued and outstanding (actual), shares issued and outstanding (as adjusted) and          issued and outstanding (as further adjusted))

Paid-in capital in excess of par value
Accumulated net investment loss, net of income taxes
Accumulated net realized gain on investments, net of income taxes
Net unrealized gains on investments, net of income taxes

Total Net Assets

DISTRIBUTIONS

We have paid distributions to Common Stockholders every month since inception. The following table sets forth information about distributions we paid to our Common Stockholders, percentage participation by Common Stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of Common Stock as a result of such participation (the information in the table is unaudited):

Distribution Payable Date to Common Stockholders	Amount of Distribution Per Share	Percentage of Common Stockholders Electing to Participate in Dividend Reinvestment Program	Amount of Corresponding Reinvestment through Dividend Reinvestment Program	Additional Shares of Common Stock Issued through Dividend Reinvestment Program

Unless a Common Stockholder elects to receive distributions in cash (i.e., opt out), all of such Common Stockholder’s distributions, including any capital gains distributions on Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

MARKET AND NET ASSET VALUE INFORMATION

The Fund’s currently outstanding Common Stock is listed on the NYSE under the symbol “DMO.” Our Common Stock commenced trading on the NYSE on                .

Our Common Stock has traded both at a premium and at a discount in relation to the Fund’s net asset value per share. Although our Common Stock has traded at a premium to net asset value, we cannot assure that this will occur after any offering or that the Common Stock will not trade at a discount in the future. Our issuance of additional Common Stock may have an adverse effect on prices in the secondary market for our Common Stock by increasing the number of shares of Common Stock available, which may create downward pressure on the market price for our Common Stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risks—Market Discount from Net Asset Value Risk.”

The following table sets forth for each of the periods indicated the range of high and low closing sale price of our Common Stock and the quarter-end sale price, each as reported on the NYSE, the net asset value per share of Common Stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on each business day that the NYSE is open for business. See “Net Asset Value” for information as to the determination of our net asset value.

	Quarterly Closing Sale Price		Quarter-End Closing
	High	Low	Sale Price	Net Asset Value Per Share of Common Stock(1)	Premium/(Discount) of Quarter-End Sale Price to Net Asset Value(2)
Fiscal Year 20[ ]

Source of market prices: Bloomberg.

(1)

Net asset value per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. Net asset value per share is calculated as described in “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end net asset value.

On                , the last reported sale price of our Common Stock on the NYSE was $                , which represented a                of approximately                % to the net asset value per share reported by us on that date.

As of                 , we had approximately                million shares of Common Stock outstanding and we had net assets attributable to Common Stockholders of approximately $                billion.

UNDERWRITING/PLAN OF DISTRIBUTION

[TO BE FURNISHED AT TIME OF OFFERING]

LEGAL MATTERS

Certain legal matters in connection with the securities will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, Washington, D.C. and for the underwriters by            . Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2019 and together with the report of PricewaterhouseCoopers LLP (“PwC”) for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to shareholders. All other portions of the annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PwC serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. PwC is located at 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202-1096.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Investment Company Act of 1940, as amended, and are required to file reports (including our annual and semi-annual reports), proxy statements and other information with the SEC. Our most recent shareholder report filed with the SEC is for the period ended                . Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. You can obtain the same information free of charge from the SEC’s website at www.sec.gov. You may also e-mail requests for these documents to publinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549

This Prospectus Supplement and the accompanying Prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus Supplement and the accompanying Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

[•] Shares

Western Asset Mortgage Opportunity Fund, Inc.

Common Stock

$[•] per Share

PROSPECTUS SUPPLEMENT

[•], 202[•]

[Underwriter(s)]

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion Dated March 30, 2020

WESTERN ASSET MORTGAGE OPPORTUNITY FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

Western Asset Mortgage Opportunity Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company.

This Statement of Additional Information relating to the Fund’s common stock (“Common Stock”), which we also refer to as our securities, does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated                , 2020, and as it may be supplemented (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund’s securities, and investors should obtain and read the Fund’s Prospectus prior to purchasing such securities. A copy of the Fund’s Prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained without charge by calling (888) 777-0102, by writing to the Fund at 620 Eighth Avenue, 49th Floor, New York, NY 10018 or by visiting the Fund’s website (http://www.lmcef.com). The information contained in, or accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. Prospective investors may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                , 2020.

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INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS

The following restrictions, along with the Fund’s investment objectives, are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board of Directors (the “Board of Directors”) without stockholder approval. Except with respect to the Fund’s ability to borrow under subparagraph (7) below, if a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

(1) The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended (the “1940 Act”), or interpretations or modifications by the United States Securities and Exchange Commission (“the SEC”), SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The Fund may not make loans to other persons, except as permitted by (i) 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The Fund may not underwrite the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the sale and purchase of portfolio securities.

(4) The Fund will invest at least 25% of its Managed Assets (as defined below) in MBS, which for purposes of this restriction the Fund will treat as one industry or group of industries. Otherwise, the Fund may not concentrate in a particular industry or group of industries.

(5) The Fund may not purchase real estate, except as permitted by the (i) 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The Fund may not purchase or sell commodities, commodity futures contracts or commodity options except as permitted by (i) 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) The Fund may not make short sales of securities or purchase any securities on margin, except as described under the heading “The Fund’s Investments” in the Prospectus.

(8) The Fund may not borrow money, except as permitted by (i) 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (1) above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as credit default swaps, the purchase of securities on margin, short sales or the writing of puts on portfolio securities, may be considered senior securities unless

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appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the limitation regarding making loans to other persons set forth in subparagraph (2) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (3) above, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause a fund to be engaged in the business of underwriting, the policy set forth in subparagraph (3) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of applying the limitation set forth in subparagraph (4) above, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. If the Fund were to “concentrate” its investments in a particular industry, investors would be exposed to greater risks because the Fund’s performance would be largely dependent on that industry’s performance. For purposes of subparagraph (4) above, U.S. agency mortgage-backed pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are considered by the Fund to be MBS. The Fund does concentrate its investments in the MBS industry. MBS represent interests in diversified pools of residential or commercial mortgage loans, and typically take the form of pass-through securities or collateralized mortgage obligations (“CMOs”). MBS include, but are not limited to, the following: non-agency RMBS; CMBS; U.S. agency mortgage-backed pass-through securities issued by the Ginnie Mae, Fannie Mae, the Freddie Mac, and other federal agencies, or issues guaranteed by them; delegated underwriting and servicing bonds, including pools of multi-family housing loans issued by Fannie Mae and Freddie Mac; CMOs, including interest only, principal only and other mortgage securities backed by U.S. agency or non-agency pass-through securities; mortgage-related asset-backed securities (“ABS”), such as home equity loan-backed securities; MBS credit default swaps (including on the CMBX, TRX and ABX indices) and other derivative instruments related to MBS; inverse floating rate securities; RMBS denominated in currencies other than the U.S. dollar; and repurchase agreements supported by agency MBS.

With respect to the limitation regarding real estate set forth in subparagraph (5) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the limitation regarding the purchase or sale of commodities, commodity futures contracts or commodity options set forth in subparagraph (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

With respect to the limitation regarding the Fund’s ability to borrow set forth in subparagraph (8) above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the

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other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund covers its obligations by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

Except with respect to the Fund’s ability to borrow under subparagraph (8) above, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by Western Asset Management Company, LLC (the “Subadviser”), the Fund’s subadviser, to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until Western Asset determines that it is practicable to sell or close out the investment without adverse market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, Western Asset will treat the security as being in the highest rating category.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in MBS and mortgage whole loans. The Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents; Treasury securities; non-mortgage related ABS backed by various asset classes including, but not limited to, small balance commercial mortgages, aircrafts, automobiles, credit cards, equipment, manufactured housing, franchises, recreational vehicles and student loans; and investment grade and below investment grade fixed income securities including bonds, debentures, notes, commercial paper and other similar types of debt instruments including hybrid securities. The Fund also may invest in any newly developed mortgage-related derivatives that may hereafter become available for mortgage investing.

As used throughout the Fund’s Prospectus and this Statement of Additional Information, ”Managed Assets” means the nets assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding.

Portfolio Composition

Mortgage Whole Loans

A mortgage whole loan is a single mortgage loan issued to a particular borrower and is not securitized. Mortgage whole loans include loans on residential properties such as one to four family dwellings and on commercial properties such as office buildings, shopping centers and other retail properties, hotels and apartment buildings. By investing in mortgage whole loans, the Fund acquires the entire beneficial interest in a single residential or commercial mortgage that has not been securitized, rather than fractional portions of or participations in such loans.

When the Fund invests directly or indirectly in whole loans, it typically purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform or its affiliate. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to investors, less any servicing fees assessed against the Fund, and the servicing entity typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. Where a platform or its affiliate acts as the loan servicer, there is typically a backup servicer in place in case that platform or affiliate ceases or fails to perform these servicing functions. The Fund, as an investor in a whole loan, would be entitled to receive payment only from the borrower and/or any guarantor, and would not be able to recover any deficiency from the platform, except under very narrow circumstances, which may include fraud by the borrower in some cases. As described above, the whole loans in which the Fund may invest may be secured or unsecured.

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MBS

The following describes certain characteristics of MBS. It should be noted that new types of MBS are developed and marketed from time to time and that, consistent with its investment limitations, the Fund may invest in those new types of MBS that Western Asset believes may assist it in achieving the Fund’s investment objectives.

Yield Characteristics. Interest and principal payments on MBS are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which the Fund may invest may include those issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac Certificates”).

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned United States corporation within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

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Fannie Mae Certificates. Fannie Mae is a government sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a stockholder owned corporation created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”), and subject to general regulation by the Department of Housing and Urban Development. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some MBS that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

ABS

ABS are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. ABS frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, including, but not limited to, small balance commercial mortgages, aircrafts, automobiles, credit cards, equipment, manufactured housing, franchises, recreational vehicles and student loans.

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ABS present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of ABS will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of ABS may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Corporate Bonds

The Fund may invest in corporate bonds. Corporate bonds include a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest in bonds denominated in foreign currencies in accordance with the Fund’s investment objectives and policies as described in the Prospectus.

The Fund has the flexibility to invest in corporate bonds that are below investment grade quality. Corporate bonds rated below investment grade quality (that is, rated below “BBB-” by Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)) are commonly referred to as “high yield” securities or “junk bonds.” Issuers of securities rated BB+/Ba1 are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Corporate bonds rated BBB- or Baa3 or above are considered “investment grade” securities. Corporate bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while corporate bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Corporate bonds rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Corporate bonds rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for corporate bonds unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Western Asset’s research and analysis when investing in these securities.

A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Subject to rating agency guidelines, the Fund may invest a significant portion of its Managed Assets in broad segments of the bond market. If the Fund invests a significant portion of its Managed Assets in one segment, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segments of the corporate bonds market.

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Senior Loans

“Senior Loans” hold the most senior position in the capital structure of a business entity borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund may purchase “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined below) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch) or determined by Western Asset to be of comparable quality. The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

In order to borrow money pursuant to a Senior Loan, a borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries and/or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many

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instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower to monitor the borrower’s compliance with covenants may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under the Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be

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affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Western Asset anticipates that prepayments generally will not materially affect the Fund’s performance because the Fund typically should be able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Fund’s yield.

From time to time, Legg Mason, Inc. (“Legg Mason”) and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to, or acquire them from, the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

The Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect the Fund’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund.

For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Senior Loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a Senior Loan. The Fund may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of Western Asset, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

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Second Lien Loans

The Fund may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

Zero Coupon Securities and Payment-In-Kind Securities

The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires the holder of a zero coupon security, certain payment-in-kind securities, and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Variable Rate Obligations

The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third

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party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. Western Asset will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Below Investment Grade (“High Yield” or “Junk”) Securities

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund’s shares.

Changes by recognized rating services in their ratings of any security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A. The ratings of Moody’s, S&P and Fitch generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years. See “Risks—Risks Related to the Fund—Below Investment Grade (“High Yield” or “Junk”) Securities Risk” in the Prospectus.

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U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the Treasury (e.g., Ginnie Mae Certificates); (b) the limited authority of the issuer or guarantor to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., Freddie Mac Certificates). In the case of obligations not backed by the full faith and credit of the Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Repurchase Agreements

A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the Fund, as the buyer, at a mutually agreed upon time and price.

The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of Western Asset, are deemed creditworthy. Western Asset will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

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Rule 144A Securities

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers The Board of Directors of the Fund has determined that Rule 144A securities may be considered liquid securities if so determined by Western Asset. Western Asset has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, Western Asset may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. Western Asset will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Restricted Securities and Securities with Limited Trading Markets

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described above, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stock. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or

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dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Credit Linked Notes

Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Derivatives

The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund’s income or gain.

The Fund may purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indexes and other financial instruments; enter into interest rate transactions, forward transactions, equity or debt swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed to the extent that Western Asset determines that they are consistent with the applicable Fund’s investment objectives and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). The Fund’s interest rate transactions may take the form of swaps, caps, floors, collars and other combinations of options, forwards, swaps and/or futures, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereon, currency swaps and options on currencies or combinations thereof.

The Fund is not a “commodity pool” (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the “CFTC”)), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter,

i. its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts so that it does not exceed 5% of the liquidation value of the Fund’s net assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or

ii. the aggregate “notional value” (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) or the contract, so that it does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

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Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Western Asset’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if they had not been used. The degree of the Fund’s use of Derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). For instance, the Fund will use Derivatives only to the extent such Derivatives are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures Contracts. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indexes; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund is not a commodity pool, and the Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling debt securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when Western Asset expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices expected to result from declining interest rates. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some instances, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

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Options. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities, fixed income instruments, interest rates or currencies or on futures contracts on securities, stock indexes, interest rates or currencies. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

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Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

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OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, Western Asset must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. See “Risks—Risks Related to the Fund—Counterparty Risk” in the Prospectus. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that Western Asset deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objectives and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

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The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors, collars and combinations thereof. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian in accordance with procedures established by the Board of Directors. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. The Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties Western Asset deems to be creditworthy. Western Asset will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Western Asset has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps with standardized documentation. To the extent the Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Western Asset is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if Western Asset is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by Western Asset based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

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The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund’s use of derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in derivative instruments related to currencies, including options contracts, futures contracts, options on futures contracts, forward contracts and swap agreements and combinations thereof; provided that such currency derivatives are used for hedging purposes only. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of MBS, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its Managed Assets in MBS and mortgage whole loans. The Fund may sell certain equities or fixed income securities short including, but not limited to Treasury securities, for investing and/or hedging purposes.

Percentage limitations described in this Statement of Additional Information are at the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations in the Fund’s portfolio securities.

The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when Western Asset deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of Western Asset, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on Western Asset’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objectives.

Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent Western Asset’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

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The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options. See “Leverage” in the Prospectus.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when Western Asset deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used. See “Risks—Risks Related to the Fund—Derivatives Risk” in the Prospectus.

When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Use of many Derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets

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cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund’s obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Structured Notes and Related Instruments

The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

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Common Stock

The Fund may hold common stocks which result from a corporate restructuring or stock conversion. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company’s remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called “preemptive rights.” Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund change.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles its holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represents an ownership interest in the company. Some preferred stock offers a fixed rate of return with no maturity date. Because it never matures, this type of preferred stock acts like a long-term bond and can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stock. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities.

Loans of Portfolio Securities

Although the Fund may lend portfolio securities, the Fund does not currently intend to engage in this practice. By lending portfolio securities, the Fund would attempt to increase its income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent and may not be able to recover the securities at all. To the extent that, in the meantime, the value of the securities the Fund loaned has increased, the Fund could experience a loss.

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The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s Managed Assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange (the “NYSE”), which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the borrower, will be monitored by Western Asset, and will be considered in making decisions with respect to lending securities, subject to review by the Board of Directors.

The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board. If the Fund enters into securities lending agreements in the future, it is possible that LMPFA, Western Asset, Western Asset Limited (as defined below) or their affiliates may receive a financial benefit including a portion of such fees from such lending. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted by the Fund.

Securities of Foreign Issuers

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

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In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies.

Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

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Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Foreign Currency Transactions

The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “—Derivatives” above), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and Western Asset may decide not to use hedging transactions that are available.

A currency forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Fund’s custodian of assets determined to be liquid by Western Asset in accordance with procedures established by the Board of Directors, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When the Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

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Direct Hedge. If the Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if Western Asset believes that the Fund can benefit from price appreciation in a given country’s debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. Western Asset might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield.

Tax Consequences of Hedging

Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could cause the Fund to recognize income or gain without a corresponding receipt of cash with which to satisfy distribution requirements, could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Obligations of Supranational Entities

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

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Structured Instruments

The Fund may invest in structured instruments. They generally consist of, but are not limited to, a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which the Fund may invest include: (1) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (2) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and are permissible under the 1940 Act. The 1940 Act imposes the following restrictions on investments in other investment companies (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.

The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Stock, during periods when there is a shortage of attractive securities available in the market, or when Western Asset believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Western Asset or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Western Asset will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. The net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.

During the period in which the net proceeds of the offering of Common Stock are being invested, the proceeds from the issuance of preferred stock by the Fund, if any, commercial paper or notes and/or other borrowings are being invested, or during periods in which Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, or Western Asset determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. LMPFA’s or Western Asset’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

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Cash and cash equivalents are defined to include, without limitation, the following:

(1) Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Ginnie Mae, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the Treasury; (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, or if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Western Asset monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Western Asset does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Western Asset will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

(5) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

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(6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

MANAGEMENT OF THE FUND

Board of Directors

The overall management of the business and affairs of the Fund is vested in the Board of Directors. The Board of Directors is classified, with respect to the time for which Directors severally hold office, into three classes—Class I, Class II and Class III, with the Directors in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of stockholders, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of stockholders held in the third year following the year of their election or the election and qualification of their successors. The terms of office of Class I directors, Class II directors and Class III directors expire at the 2020, 2021 and 2022 Annual Meeting of Stockholders, respectively.

The Directors of the Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex that each Director oversees, and the other board memberships held by each Director is set forth below.

Name, Address(1) and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
INTERESTED DIRECTOR:
Jane E. Trust, CFA Born 1962	Chairman, President and Chief Executive Officer	Since 2015 Class II	Senior Managing Director of Legg Mason & Co. (since 2018); formerly, Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 148 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015). Formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	132	None
NON-INTERESTED DIRECTORS:
Robert D. Agdern Birth Year: 1950	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2015 Class III	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002-2016); Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC)	23	None

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Name, Address(1) and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
Carol L. Colman Birth Year: 1946	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2010 Class I	President, Colman Consulting Co.	23	None

Daniel P. Cronin Birth Year: 1946	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2010 Class I	Retired; formerly, Associate General Counsel, Pfizer, Inc.	23	None

Paolo M. Cucchi Birth Year: 1941	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2010 Class I	Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Professor of French and Italian at Drew University (2009 to 2014); Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)	23	None

William R. Hutchinson Birth Year: 1942	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2010 Class II	President, W.R. Hutchinson & Associates Inc. (consulting)	23	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc-Corp. (since 1994)

Eileen A. Kamerick Birth Year: 1958	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2013 Class III	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)	23	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

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Name, Address(1) and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
Nisha Kumar Birth Year: 1970	Director and Member of Audit, Nominating, Compensation and Pricing and Valuation Committees	Since 2019 Class II	Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (since 2011); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009). Member of the Council on Foreign Relations.	23	Director of The India Fund, Inc. (since 2016); GB Flow Investment LLC; EDAC Technologies Corp.; Nordco Holdings, LLC; and SEKO Global Logistics Network, LLC; formerly, Director of Aberdeen Income Credit Strategies Fund (2017-2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

*	Ms. Trust is an “interested person” as defined in the 1940 Act because she is an officer of LMPFA and certain of its affiliates.

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Chairman of the Fund, Legg Mason & Co. LLC (“Legg Mason & Co.”) 620 Eighth Avenue, 49th Floor, New York, NY 10018.
(2)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Each of the Directors has served as a director of the Fund as indicated in the table above. The Directors were selected to join the Board based upon the following as to each Board Member: his or her character and integrity; such person’s service as a board member of other funds in the Legg Mason fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Legg Mason. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Ms. Colman, experience as a consultant and investment professional; Mr. Agdern, experience in business and as a legal professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another highly regulated financial services company; Ms. Kamerick, experience in business and finance, including financial reporting, and experience as a board member of another highly regulated financial services company; Ms. Kumar, financial and accounting experience as the chief financial officer of other companies and experience as a board member of private equity funds; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of the Fund. The Directors oversee the Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including LMPFA, Western Asset, Western Asset Limited, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent auditors and with their own separate independent counsel.

The Directors review the Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee, Corporate Governance and Nominating Committee (the “Nominating Committee”), Compensation Committee and Pricing and Valuation Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended December 31, 2019, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

Each of the Audit Committee, the Nominating Committee, Compensation Committee and Pricing and Valuation Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, LMPFA, Western Asset or their affiliates, within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of eight directors, seven of whom are Independent Directors. Jane E. Trust serves as Chairman of the Board. Ms. Trust is an “interested person” of the Fund. The appointment of Ms. Trust as Chairman reflects the Board’s belief that her experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities and, with her access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. Mr. Hutchinson serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund’s management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including Western Asset and Western Asset Limited, the Fund’s subadvisers, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund’s Audit Committee is composed entirely of all of the Independent Directors: Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin, Cucchi, and Hutchinson. Ms. Kamerick serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting

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and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm. This Committee met twice during the fiscal year ended December 31, 2019. The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

Nominating Committee

The Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is composed of all of the Independent Directors: Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin, Cucchi, and Hutchinson. Mr. Cronin serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met twice during the fiscal year ended December 31, 2019. The Nominating Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

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The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Pricing and Valuation Committee

The Fund’s Pricing and Valuation Committee is composed of all of the Independent Directors. The members of the Pricing and Valuation Committee are Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin, Cucchi, and Hutchinson. Ms. Colman serves as Chair of the Fund’s Pricing and Valuation Committee. The principal function of the Pricing and Valuation Committee is to assist the Board with its oversight of the process for valuing portfolio securities in light of applicable law, regulatory guidance and applicable policies and procedures adopted by the Fund. The Pricing and Valuation Committee met four times during the fiscal year ended December 31, 2019.

Compensation Committee

The Fund’s Compensation Committee is composed entirely of all of the Independent Members. The members of the Investment Committee are Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin, Cucchi, and Hutchinson. Mr. Cucchi serves as Chair of the Fund’s Compensation Committee. The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Directors for their service on the Board and the committees of the Board. The Compensation Committee met once during the fiscal year ended December 31, 2019. The Compensation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

Risk Oversight

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and the Manager to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Manager regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

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Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2019.

Name of Director	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies(1) ($)
Non-Interested Directors:
Robert D. Agdern	C	D
Carol L. Colman	C	E
Daniel P. Cronin	D	E
Paolo M. Cucchi	A	C
William R. Hutchinson	E	E
Eileen Kamerick	C	E
Nisha Kumar(2)	A	A

Interested Director:
Jane Trust	A	E

Key:	A: none, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: over $100,000.

(1)

The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

(2)	Effective January 1, 2019, Ms. Kumar became a Director.

At December 31, 2019, the nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund’s Common Stock.

No Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund’s knowledge, had any interest in the Fund’s investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2019.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended December 31, 2019 and the total compensation paid to each Director during the calendar year ended December 31, 2019. The Directors listed below are members of the Fund’s Audit, Nominating, Compensation and Pricing and Valuation Committees, as well as committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended December 31, 2019 by the Fund to Ms. Trust who is an “interested person” as defined in the 1940 Act.

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Name of Director	Aggregate Compensation from the Fund for Fiscal Period Ended 12/31/19	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/19
Non-Interested Directors:(2)
Robert D. Agdern	$7,380	$292,000
Carol L. Colman	$7,892	$312,000
Daniel P. Cronin	$7,764	$305,000
Paolo M. Cucchi	$7,380	$290,000
William R. Hutchinson	$8,788	$349,000
Eileen A. Kamerick	$8,225	$325,000
Nisha Kumar	$7,274	$286,125

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	Each Non-Interested Director currently holds 23 investment company directorships within this Fund Complex.

Officers of the Fund

The Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. Officers of the Fund receive no compensation from the Fund, although they may be reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings. In addition to Ms. Trust, the Fund’s Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Todd F. Kuehl Legg Mason & Co. 100 International Drive Baltimore, MD 21202 Birth Year: 1969	Chief Compliance Officer	Since 2017	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth Year: 1978	Identity Theft Prevention Officer	Since 2010	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Associate Compliance Officer of Legg Mason & Co. (2011-2013); Assistant Vice President of Legg Mason & Co. (since 2011)

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2010	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); formerly, Secretary of Citi Fund Management (from 2001 to 2004)

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Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2010	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Jeanne M. Kelly Legg Mason & Co. 620 Eighth Ave, 49th Floor New York, NY 10018 Birth Year: 1951	Senior Vice President	Since 2010	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

Christopher Berarducci Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1974	Treasurer and Principal Financial Officer	Since 2019	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015)

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INVESTMENT MANAGER

Investment Manager and Subadviser

The Fund retains LMPFA to act as its investment manager. LMPFA is a wholly-owned subsidiary of Legg Mason. LMPFA serves as the investment manager to numerous individuals and institutions and other investment companies. The investment management agreement (the “Management Agreement”) between LMPFA and the Fund provides that LMPFA will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund’s Board of Directors and the objective and the policies stated in the Prospectus and this Statement of Additional Information.

Pursuant to the Management Agreement, LMPFA manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Directors regularly. LMPFA also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

Advisory Fee.

	Fiscal Year or Period Ended December 31,
	2019	2018	2017	2016	2015
The Fund paid LMPFA approximate fees of	$3,036,599	$3,233,426	$3,260,439	$3,417,318	$3,785,419

Pursuant to a subadvisory agreement (the “Subadvisory Agreement”), subject to the supervision and direction of the Fund’s Board and LMPFA, Western Asset will manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund. Western Asset is a wholly-owned subsidiary of Legg Mason. Investment decisions for the Fund are made independently from those of other funds or accounts managed by Western Asset. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

In connection with Western Asset’s service to the Fund, Western Asset Management Company Limited in London (“Western Asset Limited”) provides certain subadvisory services to the Fund pursuant to a subadvisory agreement with the Subadvisor (“Western Limited Subadvisory Agreement”). Western Asset Limited is responsible, generally, for managing investments denominated in currencies other than U.S. dollars. Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A2EN. Western Asset pay Western Asset Limited a fee for its services at no additional expense to the Fund.

Each of the Management Agreement, the Subadvisory Agreement and the Western Limited Subadvisory Agreement had an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund’s Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Board with such disinterested Directors casting votes in person at a meeting called for such purpose. The Board of Directors or the holders of a majority of the Fund’s shares may terminate the Management Agreement on 60 days’ written notice without penalty and LMPFA may terminate the agreement on 90 days’ written notice without penalty. The Management Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). The Subadvisory Agreement

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may be terminated without penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice by Western Asset upon not less than 90 days’ written notice to the Fund and LMPFA, and will be terminated upon the mutual written consent of LMPFA and Western Asset. The Subadvisory Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). The Western Limited Subadvisory Agreement may be terminated without penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset Limited, or by Western Asset Limited upon not less than 90 days’ written notice to the Fund and LMPFA, and will be terminated upon the mutual written consent of LMPFA and Western Asset Limited. The Western Limited Subadvisory Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement, the Subadvisory Agreement and the Western Limited Subadvisory Agreement, none of LMPFA, Western Asset or Western Asset Limited, respectively, will be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of LMPFA, Western Asset or Western Asset Limited, as the case may be, or from reckless disregard by them of their obligations and duties under the relevant agreement.

Western Asset Limited is a corporation organized under the laws of England. Western Asset Limited is registered under the Investment Advisers Act of 1940, as amended and has irrevocably designated the Secretary of the SEC, as its agent to accept service of process in any suit, action or proceeding to enforce the provisions of U.S. securities laws. There can be no assurance that Western Asset Limited will have any assets in the United States that could be attached in connection with any action, suit or proceeding. In addition, it may not be possible to enforce judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of U.S. law in foreign courts against Western Asset Limited.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, LMPFA, Western Asset and Western Asset Limited have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by the Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Fund, LMPFA, Western Asset and Western Asset Limited are on file with the SEC. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials are also available on EDGAR on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov, or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA, Western Asset or Western Asset Limited, the Fund’s Board of Directors has delegated proxy voting discretion to LMPFA, Western Asset and/or Western Asset Limited, believing that LMPFA, Western Asset and/or Western Asset Limited should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Fund to Western Asset through its contract with Western Asset. With respect to assets that are allocated to Western Asset Limited, Western Asset delegates responsibility for voting proxies to Western Asset Limited. Each of Western Asset and Western Asset Limited will

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use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy voting responsibility for the Fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of Western Asset or the Western Asset Limited to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from Western Asset and Western Asset Limited and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act.

LMPFA’s proxy voting policy governs in determining how proxies relating to the Fund’s portfolio securities are voted and is attached as Appendix B hereto. Western Asset’s proxy voting policy is attached as Appendix C hereto. The proxy voting policy of Western Asset Limited is attached hereto as Appendix C. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge (1) by calling 888-425-6432, (2) on the Fund’s website at http://www.leggmason.com/cef and (3) on the SEC’s website at http://www.sec.gov on Form N-PX.

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PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories, as of December 31, 2019: registered investment companies, other pooled investment vehicles and other accounts. None of these accounts have fees based on performance.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech	Other Registered Investment Companies	94	$150.0	None	None
	Other Pooled Vehicles	238	$83.18	227	80.98
	Other Accounts	648	$240.84	627	228.76
Greg E. Handler	Other Registered Investment Companies	1	$0.982	None	None
	Other Pooled Vehicles	13	$4.105	11	3.98
	Other Accounts	18	$0.691	16	0.544
Harris A. Trifon	Other Registered Investment Companies	1	$0.982	None	None
	Other Pooled Vehicles	13	$4.105	11	3.98
	Other Accounts	18	$0.691	16	0.544

Portfolio Manager Compensation Structure

Western Asset’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. Western Asset’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

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Base Salary Compensation

Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary Compensation

In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•

Western Asset’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into Western Asset managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of Western Asset managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

○

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of Western Asset managed funds, while one-third tracks the performance of the new product composite.

○

Western Asset then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by Western Asset Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with Western Asset’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

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•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in Western Asset’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

Western Asset and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Western Asset and the individuals that each employs. For example, the manager and Western Asset each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Western Asset has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Western Asset and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, Western Asset has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to Western Asset) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

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Portfolio Manager Securities Ownership

The portfolio managers held the following amounts of securities of the Fund as of December 31, 2019.

Portfolio Manager	Dollar Range of Securities Beneficially Owned ($)
S. Kenneth Leech	None
Greg E. Handler	None
Harris A. Trifon	$10,001-$50,000

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Directors, Western Asset is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While LMPFA, Western Asset and Western Asset Limited generally seek the best price in placing orders, the Fund may not necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to LMPFA, Western Asset or Western Asset Limited may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by LMPFA, Western Asset or Western Asset Limited under the Management Agreement, Subadvisory Agreement or Western Limited Subadvisory Agreement, and the expenses of LMPFA, Western Asset or Western Asset Limited will not necessarily be reduced as a result of the receipt of such supplemental information.

The Fund expects that all portfolio transactions will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent the Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for the Fund are made independently from those for other funds and accounts advised or managed by LMPFA, Western Asset or Western Asset Limited or their affiliates. Such other funds and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which LMPFA, Western Asset or Western Asset Limited believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, LMPFA, Western Asset or Western Asset Limited may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and their stockholders.

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NET ASSET VALUE

The Fund determines the net asset value of its Common Stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including the value of derivatives and interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares and dividends payable) by the total number of shares of Common Stock outstanding. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate fixed income securities, quotations from corporate bond dealers, market transactions in comparable securities and various other relationships between securities. The Fund values portfolio securities for which market quotations are readily available at the last reported sales price or official closing price on the primary market or exchange on which they trade. Under the Fund’s valuation policies and procedures, the Fund values its short-term investments at amortized cost when the security has 60 days or less to maturity which the Board of Directors believes under normal circumstances represents the fair value of those securities. Determination of the Common Stock’s net asset value is made in accordance with U.S. generally accepted accounting principles.

The Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the Common Stock’s net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

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GENERAL INFORMATION

Certain Provisions in the Charter and Bylaws

The Charter include provisions that could limit the ability of other entities or persons to acquire control of the Fund. These provisions could have the effect of depriving Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock. As described more completely in the Prospectus, starting with the first annual meeting of stockholders, the Charter divide the Directors into three classes of approximately equal size. As a result of this staggered structure of the Board of Directors, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the Board of Directors. In addition, the Bylaws require that stockholders provide advance notice to the Fund in order to nominate candidates for election to the Board or to bring proposals before the annual meeting of stockholders. This prevents other entities or groups of persons from nominating Directors or raising proposals during an annual meeting of stockholders unless they have provided such advance notice to the Fund.

REPURCHASE OF FUND SHARES; CONVERSION TO AN OPEN-END FUND

Although it is under no obligation to do so, the Fund reserves the right to repurchase the Common Stock on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, the Fund may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance Common Stock repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Stock repurchases or tenders will reduce the Fund’s net income. Any Common Stock repurchase, tender offer or borrowing that might be approved by the Board of Directors would also have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The repurchase by the Fund of shares of its Common Stock at prices below net asset value may result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that Common Stock repurchases or tenders at or below net asset value will result in shares of the Fund’s Common Stock trading at a price equal to their net asset value. In addition, a purchase by the Fund of its Common Stock will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

If the Fund converted to an open-end investment company, the Common Stock would no longer be listed on the NYSE. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

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CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

Set forth below is a discussion of certain U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Stock. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold Common Stock as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax.

Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Common Stock, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund

The Fund has elected to be treated, and intends to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships.

If the Fund fails to satisfy as of the close of any quarter the asset diversification test referred to in the preceding paragraph, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. Other cure provisions are available in the Code for a failure to satisfy the asset diversification test, but any such cure provision may involve the payment of a penalty excise tax.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

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Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its Common Stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of 5 years, in order to qualify as a RIC in a subsequent year.

Distributions

Distributions to Common Stockholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to Common Stockholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Common Stockholder has owned Common Stock. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a Common Stockholder as a return of capital which will be applied against and reduce the Common Stockholder’s basis in his or her Common Stock. To the extent that the amount of any such distribution exceeds the Common Stockholder’s basis in his or her Common Stock, the excess will be treated by the Common Stockholder as gain from a sale or exchange of the Common Stock. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate Common Stockholders.

A distribution by the Fund consisting of a return of capital should not be considered a dividend yield or total return of an investment in the Fund’s Common Stock. Common Stockholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Stockholders should not assume that the source of a distribution from the Fund is net profits.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock pursuant to the Dividend Reinvestment Plan. Common Stockholders receiving distributions in the form of additional Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Stock with a fair market value equal to or greater than net asset value, in which case, such Common Stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock . The additional Common Stock received by a Common Stockholder pursuant to the Dividend Reinvestment Plan will have a new holding period commencing on the day following the day on which the Common Stock is credited to the Common Stockholder’s account.

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The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed capital gains in a written notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Common Stockholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Common Stock by an amount equal to the deemed distribution less the tax credit.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues Preferred Stock, the Fund intends to allocate capital gain dividends, if any, between its Common Stock and Preferred Stock in proportion to the total dividends paid to each class with respect to such tax year.

Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Sale or Exchange of Common Stock

Upon the sale or other disposition of Common Stock, a Common Stockholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the Common Stockholder’s adjusted tax basis in the Common Stock sold. Such gain or loss will be long-term or short-term, depending upon the Common Stockholder’s holding period for the Common Stock. Generally, a Common Stockholder’s gain or loss will be a long-term gain or loss if the Common Stock has been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of Common Stock if the owner acquires (including pursuant to the Dividend Reinvestment Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Stock within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a Common Stockholder on the sale or exchange of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Stock.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to Common Stock of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

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These rules could therefore affect the character, amount and timing of distributions to Common Stockholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund invests a portion of its Managed Assets in below investment grade (high yield) instruments, commonly known as “high yield” instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

Investments by the Fund in debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest, step-up bonds or other discount securities) will result in income to the Fund equal to the accrued original issue discount each year during which the Fund holds the securities, even if the Fund receives no cash interest payments. If the Fund purchases debt instruments as part of a package of investments where the Fund also invests in common stock, other equity securities or warrants, the Fund might be required to accrue original issue discount in an amount equal to the value of such common stock, other equity securities or warrants (even if the face amount of such debt instruments does not exceed the Fund’s purchase price for such package of investments). Any original issue discount might reflect doubt as to whether the entire principal amount of a debt obligation will ultimately prove to be collectible. The Fund will, however, generally be required to recognize original issue discount based on the assumption that all future projected payments due on such debt obligation will be made. Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Market Discount Securities

In general, the Fund will be treated as having acquired a debt instrument with market discount if its stated redemption price at maturity (or, in the case of a debt instrument issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the debt instrument by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any debt instruments acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount debt instrument may be deferred until the Fund sells or otherwise disposes of such debt instrument.

The discount at which debt instruments are acquired may reflect doubts about their ultimate collectability rather than current market interest rates. The amount of such discount will nevertheless generally be treated as market discount for U.S. federal income tax purposes. Payments on residential mortgage loans are ordinarily made monthly, and include both principal and interest, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full.

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Stock Dividends

In certain circumstances, the Fund may make distributions of its Common Stock to satisfy the distribution requirements necessary to maintain the Fund’s status as a RIC for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes. Under IRS Revenue Procedure 2017-45, the Fund may distribute taxable dividends that are payable in cash and Common Stock at the election of each Common Stockholder, with up to 80% of any taxable dividend payable in the Fund’s Common Stock and the 20% or greater balance paid in cash. Common Stockholders receiving such dividends may therefore be required to pay U.S. federal income taxes with respect to such dividends in excess of the cash dividends received. It is unclear whether and to what extent the Fund will be able to pay taxable dividends in cash and Common Stock (whether pursuant to Revenue Procedure 2017-45 or otherwise).

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of Preferred Stock or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Common Stock in certain circumstances. Limits on the Fund’s payments of dividends on Common Stock may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

REMICs

The Fund may invest in residual interests in real estate mortgage investment conduits (“REMICs”). A portion of the Fund’s income from a REMIC residual interest could be treated as “excess inclusion income.” Any excess inclusion income of the Fund would generally be allocated among its shareholders in proportion to dividends paid, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

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Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Common Stock. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Common Stock will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

Very generally, special tax rules would apply if the Fund holds “United States real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to foreign shareholders. Furthermore, such shareholders may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Common Stock—at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

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Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership of Common Stock .

Other Taxation

Common Stockholders may be subject to state, local and foreign taxes on their Fund distributions. Common Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Fund currently has no control person. To the Fund’s knowledge, no person owns of record or beneficially 5% or more of any class of the Fund’s outstanding equity securities. As a group, the Fund’s directors and officers own less than 1% of the Fund’s Common Stock.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2019 and together with the report of PricewaterhouseCoopers LLP (“PwC”) for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to shareholders. All other portions of the annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PwC serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. PwC is located at 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202-1096.

CUSTODIAN

The custodian of the assets of the Fund is The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, stockholder services and dividend paying agent is Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Stock offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by

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such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

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APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS1

S&P Global Ratings—A brief description of the applicable S&P Global Ratings and its affiliates (collectively, “S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA”	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“A”	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”	Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”	An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”	An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”	An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)	The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

“A-1”	A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2”	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”	A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”	A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier	This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier	Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier	This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: “*” inactive qualifier	This symbol indicated that the rating was contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: “c” inactive qualifier	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: “G” inactive qualifier	The letter “G” followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Public Information Ratings: “pi” inactive qualifier	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a “pi” suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional Ratings: “pr” qualifier	The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information “q” inactive qualifier	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks “r” inactive qualifier	The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.

The absence of an “r” modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATIONS RATINGS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non- standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.33 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4, 5 Moody’s issues ratings at the issuer level and instrument level on both the long- term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

[1]	In the case of impairments, there can be a financial loss even when contractual obligations are met.
[2]	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
[3]

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

[4]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment (as defined below in this publication) and financial loss in the event of impairment.

[5]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

[6]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. 7 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Long-Term Rating Definitions:

“Aaa”	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”	Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

[7]

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

MEDIUM-TERM NOTE PROGRAM RATINGS

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Rating Definitions:

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.89

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

[8]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication).

[9]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols “AAA”-”D” and “Fi”-”D”) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

“AAA”	Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

“B”	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange; or

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

“RD”

Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:

a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b. has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

c. has not otherwise ceased operating.

This would include:

i. the selective payment default on a specific class or currency of debt;

ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

“D”

Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below “B”.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings—Short-Term Ratings Assigned to

Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX B

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

B-1

APPENDIX C

WESTERN ASSET MANAGEMENT COMPANY, LLC

PROXY VOTING POLICIES AND PROCEDURES

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

a.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

i.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

ii.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

iii.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

iv.	Votes are cast on a case-by-case basis in contested elections of directors.

b.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

i.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

ii.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

iii.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

iv.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

c.	Matters relating to Capitalization

  The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

i.	Western Asset votes for proposals relating to the authorization of additional common stock.

ii.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

iii.	Western Asset votes for proposals authorizing share repurchase programs.

d.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

e.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

i.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

ii.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

f.	Other Business Matters

  Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

i.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

ii.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

2.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

i.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

ii.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

iii.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

a.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

b.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

a.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

b.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

c.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

d.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include: A copy of Western Asset’s policies and procedures.

Copies of proxy statements received regarding client securities.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

Western Asset votes for proposals relating to the authorization of additional common stock;

Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

Western Asset votes for proposals authorizing share repurchase programs;

Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans; Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”)

Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

e.	Proxies are reviewed to determine accounts impacted.

f.	Impacted accounts are checked to confirm WAMJ voting authority.

g.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

h.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

i.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

j.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

i.	Issuer name;

ii.	Exchange ticker symbol of the issuer’s shares to be voted;

iii.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

iv.	A brief identification of the matter voted on;

v.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

vi.	Whether a vote was cast on the matter;

vii.	A record of how the vote was cast; and

viii.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

i.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

ii.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

iii.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

iv.	Votes are cast on a case-by-case basis in contested elections of directors.

b.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

i.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

ii.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

iii.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

iv.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

c.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

i.	WAMJ votes for proposals relating to the authorization of additional common stock.

ii.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

iii.	WAMJ votes for proposals authorizing share repurchase programs.

d.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

WAMJ votes these issues on a case-by-case basis on board-approved transactions.

e.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

i.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

ii.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

f.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

i.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

ii.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

iii.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

iv.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

g.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

h.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, it affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers.

Part 1 Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•	Matters relating to the Board of Directors.

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

•	Matters relating to Executive Compensation.

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

•	Matters relating to Capitalization.

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder right plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter

•	or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 Shareholder Proposals SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 Voting Shares of Investment Companies Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers –i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

	Part A	Financial Highlights

	Part B	The following financial statements of the Registrant are incorporated by reference in Part B of the Registration Statement:

Schedule of Investments at December 31, 2019

Statement of Assets and Liabilities as of December 31, 2019

Statement of Operations for the Year Ended December 31, 2019

Statement of Changes in Net Assets for the Year Ended December 31, 2019

Notes to Financial Statements for the Year Ended December 31, 2019

Report of Independent Registered Public Accounting Firm for the Year Ended December 31, 2019

(2)	Exhibits

	(a)(1)	Articles of Incorporation, dated December 11, 2009(1)

	(a)(2)	Articles of Amendment, dated December 20, 2019(6)

	(b)	By-Laws(4)

	(c)	Not Applicable

	(d)	Articles V and VIII of Registrant’s Articles of Incorporation are incorporated herein by reference.

	(e)	Dividend Reinvestment Plan(2)

	(f)	Not Applicable

	(g)(1)	Investment Management Agreement between the Registrant and Legg Mason Partners Fund Advisor, LLC(6)

	(g)(2)	Subadvisory Agreement between Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company(6)

	(g)(3)	Subadvisory Agreement between Western Asset Management Company and Western Asset Management Company Limited(6)

	(h)	Sales Agreement(7)

	(i)	Not Applicable

	(j)(1)	Custodian Services Agreement with The Bank of New York Mellon, dated January 1, 2018(6)

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(j)(2)	Amendment No. 1 to the Custodian Services Agreement, dated January 2, 2019, with The Bank of New York Mellon, dated January 1, 2018(6)

(j)(3)	Amendment No. 2 to the Custodian Services Agreement, dated March 18, 2019, with The Bank of New York Mellon, dated January 1, 2018(6)

(k)(1)	Transfer Agency and Services Agreement with Computershare Inc., dated March 14, 2016(6)

(k)(2)	Credit Agreement with Societe Generale(6)

(l)	Opinion and Consent of Venable LLP(6)

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm(6)

(o)	Not Applicable

(p)	Form of Subscription Agreement(2)

(q)	Not Applicable

(r)(1)	Code of Ethics of the Fund and LMPFA(3)

(r)(2)	Code of Ethics of Western Asset(6)

(s)(1)	Power of Attorney(5)

(1)	Filed on December 14, 2009 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-163711 and 811-22369) and incorporated by reference herein

(2)	Filed on January 28, 2010 with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-163711 and 811-22369) and incorporated by reference herein

(3)	Filed on March 4, 2019 with Registrant’s Form N-CSR (File No. 811-22369) and incorporated by reference herein.

(4)	Filed on November 5, 2019 with the Registrant’s Form 8-K (File No. 811-22369) and incorporated by reference herein.

(5)	Filed on January 29, 2020 with the Registrant’s Registration Statement on Form N-2 (File No. 811-22369) and incorporated by reference herein.

(6)	Filed herewith.

(7)	To be filed by amendment.

Item 26. Marketing Arrangements

Reference is made to the sales agreement for the Registrant’s common stock incorporated by reference herein or the form of underwriting agreement to be filed as an exhibit in a post-effective amendment to the Registrant’s Registration Statement and the section entitled “Plan of Distribution” contained in Registrant’s Prospectus incorporated by reference herein.

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Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$6,490
Listing fees	10,495
Financial Industry Regulatory Authority fees	8,000
Printing and engraving expenses	14,500
Accounting fees and expenses	8,000
Legal fees and expenses	275,000

Total	$322,485

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

At February 28, 2020:

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	8,832

Item 30. Indemnification

Sections (1) to (3) of Article VII of the Registrant’s Articles of Incorporation, incorporated by reference as Exhibit (a) to this Registration Statement, provide that:

To the maximum extent permitted by Maryland statutory or decisional law, as amended or interpreted, no current or former director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

The Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by Maryland statutory or decisional law. The Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland statutory or decisional law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. This indemnification applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

No provision of the Registrant’s Articles of Incorporation shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

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Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Adviser

The descriptions of LMPFA, Western Asset and Western Asset Limited under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of LMPFA, Western Asset and Western Asset Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of LMPFA, Western Asset and Western Asset Limited in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File Nos. 801-66785, 801-08162 and 801-21068, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained at the office of the Registrant at 620 Eighth Avenue, New York, New York 10018.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) If the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, the Registrant undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant further undertakes to file a post-effective amendment to set forth the terms of such offering.

(4) Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

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(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

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Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 30th day of March, 2020.

WESTERN ASSET MORTGAGE OPPORTUNITY FUND INC.

By:	/s/ Jane Trust
Chairman, Chief Executive Officer and President

Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed by the following person in the capacity and on the date indicated.

Signature	Title	Date

/s/ Jane Trust Jane Trust	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)	March 30, 2020

/s/ Christopher Berarducci Christopher Berarducci	Principal Financial Officer (Principal Financial and Accounting Officer)	March 30, 2020

/s/ Robert D. Agdern* Robert D. Agdern	Director	March 30, 2020

/s/ Carol L. Colman* Carol L. Colman	Director	March 30, 2020

/s/ Daniel P. Cronin* Daniel P. Cronin	Director	March 30, 2020

/s/ Paolo M. Cucchi* Paolo M. Cucchi	Director	March 30, 2020

/s/ William R. Hutchinson* William R. Hutchinson	Director	March 30, 2020

/s/ Eileen A. Kamerick* Eileen A. Kamerick	Director	March 30, 2020

/s/ Nisha Kumar* Nisha Kumar	Director	March 30, 2020

*By:	/s/ Jane Trust
Jane Trust
As Agent or Attorney-in-fact

March 30, 2020

The original power of attorney authorizing Jane Trust to execute this Registration Statement, and any amendments thereto, for the Directors of the Registrant on whose behalf this Amendment to the Registration Statement were filed on January 29, 2020 as an exhibit to the Registrant’s Registration Statement on Form N-2.

Schedule of Exhibits to Form N-2

Exhibit No.	Exhibit

(a)(2)	Articles of Amendment, dated December 20, 2019

(g)(1)	Investment Management Agreement between the Registrant and Legg Mason Partners Fund Advisor, LLC

(g)(2)	Subadvisory Agreement between Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company

(g)(3)	Subadvisory Agreement between Western Asset Management Company and Western Asset Management Company Limited

(j)(1)	Custodian Services Agreement with The Bank of New York Mellon, dated January 1, 2018

(j)(2)	Amendment No. 1 to the Custodian Services Agreement, dated January 2, 2019, with The Bank of New York Mellon, dated January 1, 2018

(j)(3)	Amendment No. 2 to the Custodian Services Agreement, dated March 18, 2019, with The Bank of New York Mellon, dated January 1, 2018

(k)(1)	Transfer Agency and Services Agreement with Computershare Inc., dated March 14, 2016

(k)(2)	Credit Agreement with Societe Generale

(l)	Opinion and Consent of Venable LLP

(n)	Consent of Independent Registered Public Accounting Firm

(r)(2)	Code of Ethics of Western Asset